UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21294

MUNDER SERIES TRUST

(Exact name of registrant as specified in charter)

480 PIERCE STREET

BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006

Registrant’s telephone number, including area code:  (248) 647-9200

Date of fiscal year end:  June 30

Date of reporting period:  June 30, 2012

Item 1:    Reports to Shareholders.

ANNUAL REPORT

JUNE 30, 2012

Munder Bond Fund

Class Y, A, B, C & K Shares

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Table of

Contents

ii	Performance History
iv	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Notes to Financial Statements — Unaudited

Risks: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. A significant portion of the Fund is invested in mortgage-backed securities, which are subject to higher prepayment risk than corporate bonds and notes, particularly in periods of declining interest rates, and are subject to the risk that an unexpected rise in interest rates will extend the life of the security beyond the expected repayment time, typically reducing the security’s value. In addition, the Fund invests in to-be-announced (TBA) and dollar-roll transactions, which involve the risk that the security will decline in value between the purchase date and the delivery or issue date, the risk that the value of the security the Fund is required to buy will be less than an identical security, and the risk that the counterparty will fail to deliver. The Fund invests in credit default swaps, which involve the risk that small price movements can result in substantial gains or losses. The Fund also invests in dollar-denominated securities of foreign issuers, which involve additional risks due to foreign economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

Class (Inception Date)	With Load		Without Load	Barclays Capital U.S. Aggregate Bond Index
CLASS Y (12/1/91)	N/A		$31,439	$37,159
CLASS A (12/9/92)	$27,633	(2)	$28,784	$33,735
CLASS B (3/13/96)	N/A		$22,014	$27,159
CLASS C (3/25/96)	N/A		$20,616	$27,093
CLASS K (11/23/92)	N/A		$28,834	$34,042

ii

AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/12)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (12/1/91)	N/A		7.75%	N/A		6.27%	N/A		5.38%	N/A		5.72%
CLASS A (12/9/92)	3.19%	(2)	7.49%	5.12%	(2)	6.00%	4.70%	(2)	5.13%	5.33%	(2)	5.55%
CLASS B (3/13/96)	1.69%	(3)	6.69%	4.88%	(3)	5.21%	N/A		4.49%	N/A		4.96%
CLASS C (3/25/96)	5.75%	(3)	6.75%	N/A		5.22%	N/A		4.34%	N/A		4.55%
CLASS K (11/23/92)	N/A		7.59%	N/A		6.01%	N/A		5.13%	N/A		5.55%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/11 the gross expense ratios were 0.89%, 1.13%, 1.89%, 1.89% and 1.13%, respectively, and the net expense ratios were 0.42%, 0.67%, 1.42%, 1.42% and 0.67%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/12. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1991-1996 and 2008-2012 calendar years and the Fund’s Class A, B, C and K Shares during the 1992-1996 and 2008-2012 calendar years. Total returns and yields would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of

Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Bond Fund seeks to provide a high level of current income, with capital appreciation as a secondary consideration, through investments in a broad range of fixed income securities, also known as bonds. The Fund primarily invests in investment-grade U.S. government, corporate, asset-backed and mortgage-backed securities, which the Fund’s management team selects through a blend of both fundamental and quantitative analysis. The Fund can invest up to 20% in high yield securities.

The management team’s investment approach is designed to deliver superior risk-adjusted returns through an investment process focused on sector allocation, security selection, and yield curve/active interest rate positioning.

INVESTING ENVIRONMENT

Today, three years since the Lehman bankruptcy and the depths of a great recession, the overall pace of U.S. economic growth remains subpar. This persistent weakness, set against the backdrop of a global economic slowdown and the European sovereign debt crisis, drove high levels of market volatility during the past year. The result was government securities generally outperforming risk assets in the fixed income market. For the year, the Fund outpaced the Barclays Capital U.S. Aggregate Bond Index by 28 basis points. The Fund’s performance was enhanced by three investment decisions: security selection in U.S. corporate bonds, allocation to securitized products (i.e., asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities) and our yield curve positioning.

INVESTMENT ALLOCATION		PERFORMANCE DISCUSSION
Mortgage-Backed Securities Corporate Bonds & Notes Asset-Backed Securities Other Total	43.3% 37.8% 12.1% 6.8% 100.0%	During the twelve-month period ended June 30, 2012, the Fund returned 7.75%, outperforming the Barclays Capital U.S. Aggregate Bond Index, which returned 7.47% over the same period.
As a percentage of net assets as of 6/30/12.

The mortgage-backed securities (“MBS”) sector had a weak year relative to

Treasuries. Government directed refinancing and modification programs increased uncertainty in prepayment speeds in collateral eligible for the Home Affordable Refinance Program (“HARP”) and Home Affordable Modification Program (“HAMP”). The Fund benefited from limiting its ownership in all agency MBS originating from 2005 – 2009, which were most sensitive to these programs.

Commercial mortgage-backed securities (“CMBS”) had a strong year relative to corporate bonds as commercial property values stabilized, with certain areas

iv

experiencing price appreciation. The Fund benefited from an overweight to CMBS as well as a focus on more recently issued securities, which have been underwritten with much higher standards than more seasoned vintages.

Due to volatility caused by debt concerns overseas, the corporate bond market underperformed most other sectors over the last year. While our overweight to corporate bonds was negative for the Fund, the effect was minimal due to positioning within the sector. Specifically, the Fund invested in lower volatility issuers and avoided exposure to European credits within financials. The Fund also had several high yield industrials that were upgraded to investment grade during the past year.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market, which includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), corporate debt obligations, mortgage-backed securities (i.e., agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities), asset-backed securities and commercial mortgage-backed securities. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

vi

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12 – 6/30/12	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,039.60	$2.03	0.40%
Class A	$1,000.00	$1,037.30	$3.29	0.65%
Class B	$1,000.00	$1,033.40	$7.08	1.40%
Class C	$1,000.00	$1,034.30	$7.08	1.40%
Class K	$1,000.00	$1,038.30	$3.29	0.65%
Hypothetical
Class Y	$1,000.00	$1,022.87	$2.01	0.40%
Class A	$1,000.00	$1,021.63	$3.27	0.65%
Class B	$1,000.00	$1,017.90	$7.02	1.40%
Class C	$1,000.00	$1,017.90	$7.02	1.40%
Class K	$1,000.00	$1,021.63	$3.27	0.65%

* Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Bond Fund

Portfolio of Investments, June 30, 2012

Principal Amount		Value(a)

ASSET-BACKED SECURITIES — 12.1%
Auto Loans — 7.1%
	AmeriCredit Automobile Receivables Trust:
$720,000	Series 2009-1, Class C, 14.550% due 01/15/2016 (d)	$811,709
1,100,000	Series 2011-4, Class D, 4.080% due 09/08/2017	1,119,823
	CarMax Auto Owner Trust:
850,000	Series 2009-2, Class B, 4.650% due 08/17/2015 (d)	893,573
1,275,000	Series 2011-1, Class D, 3.620% due 08/15/2017 (d)	1,304,430
776,061	Chesapeake Funding LLC, Series 2009-2A, Class A, 144A, 1.992% due 09/15/2021 (d),(e),(g),(h),(i)	782,270
700,000	Ford Credit Auto Owner Trust, Series 2012-A, Class D, 2.940% due 07/15/2018	712,780
1,000,000	Navistar Financial Dealer Note Master Trust, Series 2009-1, Class B, 144A, 4.495% due 10/26/2015 (d),(e),(g),(h),(i)	1,010,953
1,260,000	Santander Drive Auto Receivables Trust, Series 2011-1, Class D, 4.010% due 02/15/2017 (d)	1,283,758

		7,919,296

Equipment — 2.8%
1,500,000	CNH Wholesale Master Note Trust, Series 2009-1A, Class B, 144A, 8.742% due 07/15/2015 (d),(e),(g),(h),(i)	1,505,874
1,500,000	Great America Leasing Receivables, Series 2009-1, Class C, 144A, 6.480% due 12/15/2016 (d),(g),(h),(i)	1,549,135

		3,055,009

Home Equity Loans — 2.2%
527,721	Citigroup Mortgage Loan Trust Inc, Series 2006-WFH3, Class A3, 0.395% due 10/25/2036 (e)	498,881
5,013	Contimortgage Home Equity Trust, Series 1997-2, Pass thru Certificate, Class A9, 7.090% due 04/15/2028	5,015

See Notes to Financial Statements.

1

Munder Bond Fund

Portfolio of Investments, June 30, 2012 (continued)

Principal Amount		Value(a)

ASSET-BACKED SECURITIES (Continued)
Home Equity Loans (Continued)
	Countrywide Asset-Backed Certificates:
$228,887	Series 2003-BC6, Class M5, 3.545% due 04/25/2033 (e)	$41,998
571,011	Series 2007-BC2, Class 2A2, 0.425% due 06/25/2037 (e)	546,279
9,753	FHLMC Structured Pass Through Securities, Series T-7, Class A6, 7.030% due 08/25/2028 (c),(e),(f),(j)	9,753

211,042	JP Morgan Mortgage Acquisition Corp, Series 2007-CH5, Class A2, 0.295% due 05/25/2037 (e)	206,447
142,586	Park Place Securities Inc, Series 2005-WCH1, Class M2, 0.765% due 01/25/2036 (e)	132,501
145,611	Quest Trust, Series 2004-X3, Class M1, 144A, 1.045% due 09/25/2034 (d),(e),(g),(h),(i)	144,637
600,204	Residential Asset Mortgage Products Inc, Series 2006-RZ4, Class A2, 0.425% due 10/25/2036 (e)	483,164
420,407	Residential Asset Securities Corp, Series 2003-KS10, Class A14, 4.470% due 03/25/2032 (e)	426,837

		2,495,512

Utilities — 0.0%*
35,000	GE Equipment Midticket LLC, Series 2009-1, Class B, 5.670% due 11/16/2020	35,857

Special Purpose — 0.0%
130,416	ELM BV, 144A, 16.468% due 06/20/2013 (c),(e),(f),(g),(h),(j)	0

TOTAL ASSET-BACKED SECURITIES
(Cost $13,983,604)		13,505,674

CORPORATE BONDS AND NOTES — 37.8%
Bank — 5.9%
510,000	Bank of America Corp, 3.875% due 03/22/2017	519,536
844,000	Corp Andina de Fomento, SNAT, 4.375% due 06/15/2022	862,089

See Notes to Financial Statements.

2

Principal Amount		Value(a)

Bank (Continued)
$415,000	Huntington Bancshares Inc/OH, 7.000% due 12/15/2020	$485,933
670,000	KeyCorp, MTN, 5.100% due 03/24/2021 (d)	747,257
1,055,000	PNC Funding Corp, 5.625% due 02/01/2017 (d)	1,173,857
485,000	Royal Bank of Canada, MTN, 2.300% due 07/20/2016	497,829
500,000	US Bancorp, MTN, 2.200% due 11/15/2016	515,678
	Wells Fargo & Co:
1,200,000	MTN, 3.500% due 03/08/2022	1,234,756
520,000	MTN, 4.600% due 04/01/2021 (d)	580,132

		6,617,067

Financial — 15.7%
950,000	ACE INA Holdings Inc, 5.900% due 06/15/2019 (d)	1,171,075
1,360,000	Axis Specialty Finance LLC, 5.875% due 06/01/2020 (d)	1,472,835
1,105,000	Bear Stearns Cos LLC/The, 7.250% due 02/01/2018 (d)	1,321,058
200,000	Berkshire Hathaway Inc, 3.400% due 01/31/2022	209,667
	Citigroup Inc:
405,000	3.953% due 06/15/2016	414,987
270,000	5.375% due 08/09/2020	291,761
880,000	Fidelity National Financial Inc, 6.600% due 05/15/2017 (d)	950,616
550,000	Ford Motor Credit Co LLC, 5.875% due 08/02/2021	611,879
	General Electric Capital Corp:
65,000	MTN, 4.650% due 10/17/2021	72,184
1,165,000	5.300% due 02/11/2021 (d)	1,307,575
230,000	MTN, 6.750% due 03/15/2032	284,782
725,000	Goldman Sachs Group Inc/The, 6.150% due 04/01/2018 (d)	785,958
	Health Care REIT Inc:
300,000	4.700% due 09/15/2017	317,519
755,000	5.250% due 01/15/2022 (d)	800,877
1,250,000	Kilroy Realty LP, 4.800% due 07/15/2018 (d)	1,313,755

See Notes to Financial Statements.

3

Munder Bond Fund

Portfolio of Investments, June 30, 2012 (continued)

Principal Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Financial (Continued)
$900,000	Liberty Property LP, 5.650% due 08/15/2014 (d)	$957,038
	Lincoln National Corp:
425,000	6.050% due 04/20/2067 (d) (becomes variable April 2017)	388,875
45,000	8.750% due 07/01/2019	56,668
750,000	MetLife Inc, Series A, 6.817% due 08/15/2018 (d)	914,770
1,350,000	National Rural Utilities Cooperative Finance Corp, 10.375% due 11/01/2018 (d)	1,956,130
870,000	Simon Property Group LP, 10.350% due 04/01/2019 (d)	1,220,441
750,000	StanCorp Financial Group Inc, 6.900% due 06/01/2067 (d) (becomes variable June 2017)	713,438

		17,533,888

Industrial — 13.5%
840,000	Agilent Technologies Inc, 5.500% due 09/14/2015 (d)	940,012
791,000	Allegheny Technologies Inc, 5.950% due 01/15/2021	873,834
250,000	Amgen Inc, 6.900% due 06/01/2038	318,251
500,000	Amkor Technology Inc, 7.375% due 05/01/2018	519,375
500,000	Ashland Inc, 9.125% due 06/01/2017	550,000
550,000	Ball Corp, 5.750% due 05/15/2021	591,250
	BMC Software Inc:
565,000	4.250% due 02/15/2022	565,420
235,000	7.250% due 06/01/2018 (d)	283,015
224,000	Bristol-Myers Squibb Co, 6.125% due 05/01/2038	299,881
515,000	CF Industries Inc, 6.875% due 05/01/2018	610,919
900,000	Comcast Corp, 6.400% due 05/15/2038 (d)	1,097,112
400,000	CRH America Inc, 6.000% due 09/30/2016	437,858

See Notes to Financial Statements.

4

Principal Amount		Value(a)

Industrial (Continued)
$465,000	International Paper Co, 4.750% due 02/15/2022	$507,565
410,000	Lorillard Tobacco Co, 8.125% due 06/23/2019	508,840
280,000	Murphy Oil Corp, 4.000% due 06/01/2022	285,167
850,000	Newmont Mining Corp, 3.500% due 03/15/2022	838,948
775,000	News America Inc, 7.850% due 03/01/2039 (d)	984,514
750,000	Occidental Petroleum Corp, 3.125% due 02/15/2022	781,897
605,000	QEP Resources Inc, 5.375% due 10/01/2022	606,512
385,000	Tyson Foods Inc, 6.850% due 04/01/2016	440,344
685,000	Vale Overseas Ltd, 4.375% due 01/11/2022	697,551
575,000	Valero Energy Corp, 10.500% due 03/15/2039 (d)	859,875
515,000	Verisk Analytics Inc, 5.800% due 05/01/2021	574,789
250,000	Wal-Mart Stores Inc, 5.625% due 04/01/2040	322,836
520,000	Westlake Chemical Corp, 6.625% due 01/15/2016	533,650

		15,029,415

Telephone — 1.9%
	CenturyLink Inc:
515,000	5.150% due 06/15/2017	526,905
650,000	7.600% due 09/15/2039 (d)	627,712
550,000	Frontier Communications Corp, 8.500% due 04/15/2020	583,000
315,000	Telecom Italia Capital SA, 7.175% due 06/18/2019	313,425

		2,051,042

Utility – Electric — 0.8%
205,000	Consolidated Edison Co of New York Inc, 6.300% due 08/15/2037	278,982
250,000	Exelon Generation Co LLC, 6.250% due 10/01/2039	270,811

See Notes to Financial Statements.

5

Munder Bond Fund

Portfolio of Investments, June 30, 2012 (continued)

Principal Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Utility – Electric (Continued)
$320,000	Public Service Electric & Gas Co, MTN, 3.950% due 05/01/2042	$331,012

		880,805

TOTAL CORPORATE BONDS AND NOTES
(Cost $39,729,112)		42,112,217

GOVERNMENT GUARANTEED SECURITIES — 3.9%
Collateralized Mortgage Obligations (CMO) – Non Agency — 2.4%
2,665,463	FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A, 144A, 3.250% due 04/25/2038 (f),(g),(h),(j)	2,731,996
Commercial Mortgage-Backed Securities — 1.5%
1,530,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900% due 10/29/2020 (d),(f)	1,629,151

TOTAL GOVERNMENT GUARANTEED SECURITIES
(Cost $4,165,972)		4,361,147

MORTGAGE-BACKED SECURITIES — 43.3%
Collateralized Mortgage Obligations (CMO) – Agency — 0.2%
	Fannie Mae REMICS:
127,503	Series 1990-5, Class J, 8.200% due 01/25/2020	144,161
10,466	Series 2003-63, Class GU, 4.000% due 07/25/2033	10,643

		154,804

Collateralized Mortgage Obligations (CMO) – Non Agency — 3.1%
	Countrywide Alternative Loan Trust:
721,136	Series 2003-20CB, Class 1A2, 5.500% due 10/25/2033 (d)	749,399
475,335	Series 2005-3CB, Class 1A10, 5.250% due 03/25/2035	437,408
500,047	GSR Mortgage Loan Trust, Series 2004-15F, Class 2A1, 6.000% due 12/25/2034	527,425
342,741	MASTR Alternative Loans Trust, Series 2004-10, Class 3A1, 5.000% due 09/25/2019	349,460

See Notes to Financial Statements.

6

Principal Amount		Value(a)

Collateralized Mortgage Obligations (CMO) – Non Agency (Continued)
$373,556	Residential Funding Mortgage Securities I, Series 2006-S1, Class 1A5, 5.250% due 01/25/2036	$340,592
1,115,015	Terwin Mortgage Trust, Series 2007-2ALT, Class A1B, 144A, 0.365% due 04/25/2038 (d),(e),(g),(h),(i)	1,074,763

		3,479,047

Commercial Mortgage-Backed Securities — 8.6%
788,464	Asset Securitization Corp, Series 1997-D5, Class A5, 7.179% due 02/14/2043 (d),(e)	790,466
750,000	CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.061% due 12/15/2047	779,402
720,000	DBUBS Mortgage Trust, Series 2011-LC3A, Class A2, 3.642% due 08/10/2044	776,101
679,653	First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class D, 6.778% due 11/18/2035 (d)	692,511
990,000	GS Mortgage Securities Corp II, Series 2011-GC5, Class A2, 2.999% due 08/10/2044 (d)	1,043,710
258,646	LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5, 4.853% due 09/15/2031 (d)	258,803
	Morgan Stanley Capital I Inc:
647,566	Series 2004-HQ4, Class A6, 4.830% due 04/14/2040 (d)	657,352
675,000	Series 2011-C3, Class A2, 3.224% due 07/15/2049	719,523
1,140,000	Series 2012-C4, Class AS, 3.773% due 03/15/2045	1,143,029
878,236	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class APB1, 5.827% due 05/15/2043 (d),(e)	888,070
	WF-RBS Commercial Mortgage Trust:
555,000	Series 2011-C5, Class A4Series 2011-C5, Class A4, 3.667% due 11/15/2044	585,600

See Notes to Financial Statements.

7

Munder Bond Fund

Portfolio of Investments, June 30, 2012 (continued)

Principal Amount		Value(a)

MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage-Backed Securities (Continued)
$1,245,000	Series 2012-C6, Class AS, 3.835% due 04/15/2045 (d)	$1,286,272

		9,620,839

Mortgage Pass-Through Securities — 31.4%
	Fannie Mae Pool:
53,574	#070225, 7.500% due 08/01/2018	59,353
3,775,595	#190354, 5.500% due 12/01/2034	4,148,456
1,276,497	#995112, 5.500% due 07/01/2036	1,402,558
	Fannie Mae (TBA):
3,000,000	3.500% due 07/01/2014 (k)	3,153,281
9,900,000	4.000% due 04/01/2040 (k),(l)	10,517,204
3,750,000	4.500% due 03/01/2039 (k),(l)	4,022,461
4,100,000	5.000% due 07/01/2041 (k),(l)	4,436,969
	Freddie Mac Gold Pool:
8,148	#A00813, 9.000% due 10/01/2020	8,301
45,573	#A01048, 8.500% due 02/01/2020	51,939
59,352	#C30261, 7.500% due 08/01/2029	72,343
45,308	#G00479, 9.000% due 04/01/2025	55,944
	Ginnie Mae I (TBA):
1,300,000	4.000% due 05/01/2040 (k)	1,419,640
2,400,000	4.500% due 04/01/2039 (k)	2,623,875
2,800,000	5.000% due 02/01/2038 (k)	3,080,875

		35,053,199

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $47,820,183)		48,307,889

MUNICIPAL BONDS AND NOTES — 1.8%
1,000,000	City of New York NY, GO, 5.676% due 10/01/2034 (d)	1,102,050
850,000	Commonwealth of Pennsylvania, GO, 5.350% due 05/01/2030 (d)	932,110

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $1,806,298)		2,034,160

See Notes to Financial Statements.

8

Principal Amount		Value(a)

U.S. TREASURY OBLIGATIONS — 7.0%
U.S. Treasury Bonds — 5.1%
$3,417,000	3.125% due 11/15/2041	$3,673,275
1,445,000	5.250% due 11/15/2028	2,033,612

		5,706,887

U.S. Treasury Notes — 1.9%
343,000	0.875% due 04/30/2017	345,599
1,795,000	1.750% due 05/15/2022	1,809,585

		2,155,184

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $7,459,712)		7,862,071

Shares

COMMON STOCKS — 0.0%*
(Cost $0)
1,284	Motors Liquidation Co GUC Trust †,(b)	15,729

INVESTMENT COMPANY — 19.3%
(Cost $21,490,348)
21,490,348	State Street Institutional U.S. Government Money Market Fund (b)	21,490,348

TOTAL INVESTMENTS
(Cost $136,455,229)	125.2%	139,689,235
OTHER ASSETS AND LIABILITIES (Net)	(25.2)	(28,144,141)

NET ASSETS	100.0%	$111,545,094

*	Amount represents less than 0.05% of net assets.

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (See Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(d)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts and/or securities purchased on a when issued or delayed delivery basis.

(e)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2012.

See Notes to Financial Statements.

9

Munder Bond Fund

Portfolio of Investments, June 30, 2012 (continued)

(f)	Security valued at fair value as of June 30, 2012, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2012, these securities represent $4,370,900 or 3.9% of net assets.

(g)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(h)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of Rule 144A Security, sales to qualified institutional buyers. The Fund may invest in securities subject to restrictions on resale, subject to the limitations on investments in illiquid securities. The Fund does not have the right to demand that any of these securities be registered.

(i)	Security subject to restrictions on resale that has been deemed by the Advisor, Munder Capital Management, to be liquid.

(j)	Security considered illiquid. The Fund may not invest more that 15% of its net assets in illiquid securities. At June 30, 2012, illiquid securities represent $2,741,749 or 2.5% of net assets.

Security	Acquisition Dates	Cost
ELM BV, 144A, 16.468% due 06/20/2013	06/13/2006	$547,083
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A, 144A, 3.250% due 04/25/2038	03/05/2010 -11/14/2011	2,693,586
FHLMC Structured Pass Through Securities, Series T-7, Class A6, 7.030% due 8/25/2028	2/09/98	$10,054

(k)	Security purchased on a when-issued, to-be-announced or delayed delivery basis and may be settled after the customary settlement period (see Notes to Financial Statements, Note 2).

(l)	Security, or a portion thereof, subject to mortgage dollar roll transaction.

ABBREVIATIONS:
FDIC	—	Federal Deposit Insurance Corporation
FHLMC	—	Federal Home Loan Mortgage Corporation
GO	—	General Obligation Bonds
MTN	—	Medium Term Note
NCUA	—	National Credit Union Administration
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SNAT	—	Supra-National
TBA	—	To Be Announced

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder Bond Fund

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value (see accompanying schedule)	$139,689,235
Cash	47,407
Interest receivable	759,970
Receivable from Advisor	23,390
Receivable for Fund shares sold	46,216
Deposits with brokers for credit default swap contracts	300,000
Deposits with brokers for futures contracts	35,100
Variation margin receivable on open futures contracts	571,619
Prepaid expenses and other assets	42,516

Total Assets	141,515,453

LIABILITIES:
Payable for Fund shares redeemed	219,009
Payable for when-issued and forward delivery securities	29,300,993
Trustees’ fees and expenses payable	304,735
Investment advisory fees payable	36,692
Transfer agency/record keeping fees payable	18,647
Payable for deferred mortgage dollar rolls	16,577
Administration fees payable	14,446
Distribution and shareholder servicing fees payable — Class A, B and C Shares	13,612
Custody fees payable	7,097
Shareholder servicing fees payable — Class K Shares	3,427
Accrued expenses and other payables	35,124

Total Liabilities	29,970,359

NET ASSETS	$111,545,094

Investments, at cost	$136,455,229

See Notes to Financial Statements.

12

NET ASSETS consist of:
Distributions in excess of net investment income	$(109,970)
Accumulated net realized loss on security transactions, futures contracts and credit default swap contracts	(14,110,146)
Net unrealized appreciation of securities, futures contracts and credit default swap contracts	3,259,618
Paid-in capital	122,505,592

$111,545,094

NET ASSETS:
Class Y Shares	$51,896,512

Class A Shares	$35,134,121

Class B Shares	$1,688,146

Class C Shares	$6,100,674

Class K Shares	$16,725,641

SHARES OUTSTANDING:
Class Y Shares	5,216,945

Class A Shares	3,537,649

Class B Shares	169,940

Class C Shares	610,192

Class K Shares	1,681,471

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.95

CLASS A SHARES:
Net asset value and redemption price per share	$9.93

Maximum sales charge	4.00%
Maximum offering price per share	$10.34

CLASS B SHARES:
Net asset value and offering price per share*	$9.93

CLASS C SHARES:
Net asset value and offering price per share*	$10.00

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.95

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder Bond Fund

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$4,278,066
Mortgage dollar roll income	622,613

Total Investment Income	4,900,679

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	66,539
Class B Shares	19,221
Class C Shares	57,158
Shareholder servicing fees:
Class K Shares	53,264
Investment advisory fees	432,760
Administration fees	171,481
Transfer agency/record keeping fees	98,684
Trustees’ fees and expenses	76,162
Custody fees	74,669
Registration and filing fees	66,715
Legal and audit fees	43,471
Other	53,047

Total Expenses	1,213,171
Expenses reimbursed by Advisor	(582,159)

Net Expenses	631,012

NET INVESTMENT INCOME	4,269,667

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	1,569,598
Futures contracts	(58,364)
Credit default swap contracts	(177,129)
Net change in unrealized appreciation/(depreciation) of:
Securities	2,380,090
Futures contracts	67,578
Credit default swap contracts	10,122

Net realized and unrealized gain on investments	3,791,895

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,061,562

See Notes to Financial Statements.

14

Munder Bond Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
Net investment income	$4,269,667	$5,947,541
Net realized gain from security transactions, futures contracts and credit default swap contracts	1,334,105	4,667,830
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and credit default swap contracts	2,457,790	(3,241,096)

Net increase in net assets resulting from operations	8,061,562	7,374,275
Dividends to shareholders from net investment income:
Class Y Shares	(2,039,997)	(3,661,436)
Class A Shares	(1,020,638)	(765,832)
Class B Shares	(57,555)	(75,110)
Class C Shares	(170,861)	(168,811)
Class K Shares	(812,627)	(1,591,972)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(33,444,732)	(1,963,412)
Class A Shares	16,736,220	(2,183,256)
Class B Shares	(232,977)	(710,995)
Class C Shares	1,344,331	(819,661)
Class K Shares	(14,762,526)	(16,573,021)

Net decrease in net assets	(26,399,800)	(21,139,231)
NET ASSETS:
Beginning of year	137,944,894	159,084,125

End of year	$111,545,094	$137,944,894

Accumulated distributions in excess of net investment income	$(109,970)	$(19,586)

See Notes to Financial Statements.

15

Munder Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2012	Year Ended June 30, 2011
Amount
Class Y Shares:
Sold	$5,546,256	$9,528,941
Issued as reinvestment of dividends	1,794,784	2,068,146
Redeemed	(40,785,772)	(13,560,499)

Net decrease	$(33,444,732)	$(1,963,412)

Class A Shares:
Sold*	$24,887,998	$4,644,577
Issued as reinvestment of dividends	754,877	520,647
Redeemed	(8,906,655)	(7,348,480)

Net increase/(decrease)	$16,736,220	$(2,183,256)

Class B Shares:
Sold	$780,361	$529,886
Issued as reinvestment of dividends	46,365	57,863
Redeemed*	(1,059,703)	(1,298,744)

Net decrease	$(232,977)	$(710,995)

Class C Shares:
Sold	$2,897,109	$861,769
Issued as reinvestment of dividends	124,329	117,625
Redeemed	(1,677,107)	(1,799,055)

Net increase/(decrease)	$1,344,331	$(819,661)

Class K Shares:
Sold	$279,941	$1,278,381
Issued as reinvestment of dividends	353,060	371,121
Redeemed	(15,395,527)	(18,222,523)

Net decrease	$(14,762,526)	$(16,573,021)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

16

	Year Ended June 30, 2012	Year Ended June 30, 2011
Shares
Class Y Shares:
Sold	571,116	997,651
Issued as reinvestment of dividends	183,709	215,531
Redeemed	(4,213,149)	(1,411,834)

Net decrease	(3,458,324)	(198,652)

Class A Shares:
Sold*	2,543,722	483,349
Issued as reinvestment of dividends	77,222	54,326
Redeemed	(905,744)	(765,380)

Net increase/(decrease)	1,715,200	(227,705)

Class B Shares:
Sold	80,546	54,747
Issued as reinvestment of dividends	4,756	6,036
Redeemed*	(108,614)	(135,752)

Net decrease	(23,312)	(74,969)

Class C Shares:
Sold	295,436	89,109
Issued as reinvestment of dividends	12,661	12,198
Redeemed	(170,608)	(186,834)

Net increase/(decrease)	137,489	(85,527)

Class K Shares:
Sold	28,771	130,306
Issued as reinvestment of dividends	36,142	38,675
Redeemed	(1,579,500)	(1,893,958)

Net decrease	(1,514,587)	(1,724,977)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

17

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)
Net asset value, beginning of period	$9.61		$9.54		$8.83		$9.24		$9.25

Income/(loss) from investment operations:
Net investment income	0.40		0.40		0.41		0.46		0.35
Net realized and unrealized gain/(loss) on investments	0.33		0.09		0.70		(0.38)		0.11

Total from investment operations	0.73		0.49		1.11		0.08		0.46

Less distributions:
Dividends from net investment income	(0.39)		(0.42)		(0.40)		(0.49)		(0.47)

Total distributions	(0.39)		(0.42)		(0.40)		(0.49)		(0.47)

Net asset value, end of period	$9.95		$9.61		$9.54		$8.83		$9.24

Total return(c)	7.75%		5.20%		12.73%		0.97%		5.06%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$51,897		$83,353		$84,690		$94,872		$127,638
Ratio of operating expenses to average net assets	0.40%		0.40%		0.40%		0.40%		0.92%
Ratio of net investment income to average net assets	4.13%		4.12%		4.39%		5.24%		3.70%
Portfolio turnover rate	362	%(d)	258	%(d)	206	%(d)	292	%(d)	272	%(d)
Ratio of operating expenses to average net assets without expense reimbursements	0.94%		0.87%		0.79%		0.75%		1.01%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 110%, 96%, 79%, 154% and 226% for the years ended June 30, 2012, June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

18

A Shares
Year Ended 06/30/12(b)		Year Ended 06/30/11(b)		Year Ended 06/30/10(b)		Year Ended 06/30/09(b)		Year Ended 06/30/08(b)
$9.59		$9.53		$8.81		$9.22		$9.24

0.37		0.37		0.38		0.44		0.32
0.34		0.08		0.71		(0.39)		0.11

0.71		0.45		1.09		0.05		0.43

(0.37)		(0.39)		(0.37)		(0.46)		(0.45)

(0.37)		(0.39)		(0.37)		(0.46)		(0.45)

$9.93		$9.59		$9.53		$8.81		$9.22

7.49%		4.84%		12.60%		0.72%		4.70%

$35,134		$17,479		$19,533		$18,460		$18,126
0.65%		0.65%		0.65%		0.65%		1.20%
3.83%		3.87%		4.14%		4.95%		3.46%
362	%(d)	258	%(d)	206	%(d)	292	%(d)	272	%(d)
1.19%		1.11%		1.04%		1.00%		1.28%

See Notes to Financial Statements.

19

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)
Net asset value, beginning of period	$9.59		$9.53		$8.81		$9.22		$9.24

Income/(loss) from investment operations:
Net investment income	0.31		0.30		0.31		0.37		0.25
Net realized and unrealized gain/(loss) on investments	0.32		0.08		0.71		(0.38)		0.11

Total from investment operations	0.63		0.38		1.02		(0.01)		0.36

Less distributions:
Dividends from net investment income	(0.29)		(0.32)		(0.30)		(0.40)		(0.38)

Total distributions	(0.29)		(0.32)		(0.30)		(0.40)		(0.38)

Net asset value, end of period	$9.93		$9.59		$9.53		$8.81		$9.22

Total return(c)	6.69%		4.06%		11.75%		(0.03)%		3.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$1,688		$1,854		$2,556		$3,289		$3,662
Ratio of operating expenses to average net assets	1.40%		1.40%		1.40%		1.40%		1.97%
Ratio of net investment income to average net assets	3.15%		3.12%		3.39%		4.22%		2.71%
Portfolio turnover rate	362	%(d)	258	%(d)	206	%(d)	292	%(d)	272	%(d)
Ratio of operating expenses to average net assets without expense reimbursements	1.94%		1.87%		1.79%		1.76%		2.04%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on March 13, 1996 and March 25, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 110%, 96%, 79%, 154% and 226% for the year ended June 30, 2012, June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

20

C Shares
Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)
$9.65		$9.59		$8.87		$9.28		$9.29

0.31		0.30		0.32		0.37		0.25

0.33		0.08		0.70		(0.38)		0.12

0.64		0.38		1.02		(0.01)		0.37

(0.29)		(0.32)		(0.30)		(0.40)		(0.38)

(0.29)		(0.32)		(0.30)		(0.40)		(0.38)

$10.00		$9.65		$9.59		$8.87		$9.28

6.75%		4.03%		11.67%		(0.02)%		4.01%

$6,101		$4,563		$5,352		$6,067		$4,068

1.40%		1.40%		1.40%		1.40%		1.94%

3.12%		3.12%		3.39%		4.17%		2.70%
362	%(d)	258	%(d)	206	%(d)	292	%(d)	272	%(d)

1.94%		1.87%		1.79%		1.76%		2.03%

See Notes to Financial Statements.

21

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	K Shares
	Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10 (b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)
Net asset value, beginning of period	$9.60		$9.54		$8.82		$9.23		$9.25

Income/(loss) from investment operations:
Net investment income	0.38		0.38		0.38		0.44		0.33
Net realized and unrealized gain/(loss) on investments	0.34		0.07		0.71		(0.39)		0.10

Total from investment operations	0.72		0.45		1.09		0.05		0.43

Less distributions:
Dividends from net investment income	(0.37)		(0.39)		(0.37)		(0.46)		(0.45)

Total distributions	(0.37)		(0.39)		(0.37)		(0.46)		(0.45)

Net asset value, end of period	$9.95		$9.60		$9.54		$8.82		$9.23

Total return(c)	7.59%		4.83%		12.58%		0.61%		4.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$16,726		$30,697		$46,954		$92,418		$153,352
Ratio of operating expenses to average net assets	0.64%		0.65%		0.65%		0.65%		1.11%
Ratio of net investment income to average net assets	3.94%		3.90%		4.15%		5.00%		3.42%
Portfolio turnover rate	362	%(d)	258	%(d)	206	%(d)	292	%(d)	272	%(d)
Ratio of operating expenses to average net assets without expense reimbursements	1.17%		1.11%		1.04%		1.00%		1.21%

(a)	Class K Shares of the Fund commenced operations on November 23, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 110%, 96%, 79%, 154% and 226% for the year ended June 30, 2012, June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

22

Munder Bond Fund

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Bond Fund (the “Bond Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s primary investment objective is to provide a high level of current income. Its secondary objective is capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Fixed income securities, including derivative securities such as interest rate and credit default swap contracts, if any, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing)

23

Munder Bond Fund

Notes to Financial Statements, June 30, 2012 (continued)

commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current fair market value. Futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange, but may be valued at the mean of the bid and asked price where there are no sales. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last available price, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by a Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of each Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments — Assets*
Level 1 — Quoted Prices	$21,506,077	$25,612
Level 2 — Other Significant Observable Inputs	118,173,405	—
Level 3 — Significant Unobservable Inputs	9,753	—

Total	$139,689,235	$25,6112

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

24

Munder Bond Fund

Notes to Financial Statements, June 30, 2012 (continued)

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the year ended June 30, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector.

The following is a reconciliation of the Fund’s assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

	Asset Backed Securities — Home Equity Loans	Asset Backed Securities — Other		Total
Balance as of 6/30/2011	$16,410	$118,553		$134,963
Transfer into Level 3	—	—		—
Transfer out of Level 3	—	—		—
Purchases	—	—		—
Paydowns	(6,657)	—		(6,657)
Accrued discounts	—	—		—
Accrued premiums	—	—		—
Realized gains	—	—		—
Realized losses	(3,547)	(416,667)		(420,214)
Change in unrealized appreciation/(depreciation)	3,547	298,114		301,661

Balance as of 6/30/2012	$9,753	$—	*	$9,753 *

Net change in unrealized appreciation/(depreciation) from investments still held at end of the period	$—	$28,261		$—

*	Level 3 valuation inputs were used to value certain securities held by the Fund at $0.

Futures Contracts: The Fund is subject to interest rate risk and credit risk in the normal course of pursuing their investment objectives. The Fund may enter into futures contracts for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), to gain exposure to an investment in a manner other than investing in the asset directly, or for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another). A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or

25

Munder Bond Fund

Notes to Financial Statements, June 30, 2012 (continued)

received by the Fund, depending on fluctuations of the value of the contract. The daily changes in futures contracts are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from a futures contract when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Mortgage Dollar Rolls: The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in income in the Fund’s Statement of Operations.

Credit Default Swap Contracts: The Fund is subject to credit risk in the normal course of pursuing its investment objective. The Fund may buy or sell credit default swap (“CDS”) contracts for the purpose of hedging the risk of default on portfolio securities or generating income. CDS contracts involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Up-front payments made or received by the Fund are capitalized until such time that the contract is closed. The income/(cost) of CDS contracts is accrued daily and is recorded as unrealized appreciation/(depreciation) on credit default swap contracts until payment is received/(made),

26

Munder Bond Fund

Notes to Financial Statements, June 30, 2012 (continued)

at which time the unrealized appreciation/(depreciation) is reclassified to realized gain/(loss) on credit default swap contracts. In addition, CDS contracts are marked to market daily with changes in market value recorded as unrealized appreciation/(depreciation) on credit default swap contracts. If a default event occurs with respect to the underlying debt obligation, the Fund will record a realized gain/(loss) on credit default swap contracts equal to the payment received/(made), net of unrealized appreciation/(depreciation) on credit default swap contracts and/or the value of securities exchanged.

As a buyer in a CDS contract, the Fund is exposed to the risk that the counterparties to the contracts will be unable to meet the terms of their contracts. As a seller in a CDS contract, in order to “cover” its commitment under the contract, the Fund will enter into an offsetting position or instruct the custodian to designate as collateral on the Fund’s books cash or liquid assets equal to the aggregate notional value of the underlying debt obligation. The counterparty to the CDS contract may require that the Fund deposit cash or pledge collateral to offset market value depreciation of the contract until such time as the contract is closed.

Delayed Delivery Commitments: The Fund may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. When the Fund enters into such a transaction, the Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its purchase commitment. Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of

27

Munder Bond Fund

Notes to Financial Statements, June 30, 2012 (continued)

premiums and accretion of discounts. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by each Fund. Each Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.40% of the value of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 0.65% for Class A and Class K Shares, 1.40% for Class B and

28

Munder Bond Fund

Notes to Financial Statements, June 30, 2012 (continued)

Class C Shares, and 0.40% for Class Y Shares. For the year ended June 30, 2012, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement totaling $582,159 on behalf of the Fund, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2012, the Advisor earned $171,481 before payment of sub-administration fees and $115,124 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.1585% for administrative services.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2012, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets,

29

Munder Bond Fund

Notes to Financial Statements, June 30, 2012 (continued)

ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	0.25%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls for the Fund were $39,284,992 and $33,822,143, respectively, for the year ended June 30, 2012. Cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments for the Fund were $107,974,738 and $97,100,937, respectively, for the year ended June 30, 2012. Cost of purchases and proceeds from sales of mortgage dollar rolls for the Fund were $282,556,020 and $310,510,307, respectively.

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $3,667,385, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $979,943 and net appreciation for tax purposes was $2,687,442. At June 30, 2012, aggregate cost for tax purposes was $137,001,793.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments held by the Fund as of June 30, 2012 was as follows:

Derivatives	Asset Derivatives	Fair Value
Interest Rate Contracts (Futures)	Balance Sheet Location:
	Net Assets — Net Unrealized Appreciation	$25,612	*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

30

Munder Bond Fund

Notes to Financial Statements, June 30, 2012 (continued)

For the year ended June 30, 2012, the Fund had the following derivative activity:

Derivatives	Net Realized Loss Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Interest Rate Contracts (Futures)	$(58,364)	$67,578
Credit Contracts (Swaps)	(177,129)	10,122

At June 30, 2012, the Fund had the following open financial futures contracts*:

Short Positions	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Appreciation
U.S. Treasury Note Futures, September 2012	54	$(6,719,925)	$(6,694,313)	$25,612

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

7.	Investment Concentration

As of June 30, 2012, a substantial portion of the Fund’s net assets were invested in mortgage-backed securities. As a result, adverse market conditions affecting mortgage-backed securities may have a more significant impact on the Fund than they would on a fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

8.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees incurred by the Fund were $1,367.

31

Munder Bond Fund

Notes to Financial Statements, June 30, 2012 (continued)

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and each expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. A Fund also may utilize earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences for the Fund resulting primarily from paydown gains and losses, premium amortization, mortgage dollar roll adjustments, swap reclasses, fair fund settlements and disallowed losses from controlled foreign corporations were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital
$(258,373)	$675,040	$(416,667)

During the years ended June 30, 2012 and June 30, 2011, dividends of $4,101,678 and $6,263,161 were paid to shareholders of the Fund from ordinary income on a tax basis.

At June 30, 2012, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Unrealized Depreciation	Total
$23,012	$(12,089,319)	$2,687,442	$(9,378,865)

The differences between book and tax distributable earnings for the Fund were primarily due to premium amortization adjustments, wash sales, mark-to-market adjustments on futures contracts, deferred trustees’ fees, reversal of mortgage dollar roll deferred liabilities and losses, Lehman buy-in adjustments and straddle loss deferral.

32

Munder Bond Fund

Notes to Financial Statements, June 30, 2012 (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $12,089,319 of unused capital losses. These losses are short-term capital losses of which $1,937,322 expire in 2013, $4,896,553 expire in 2014, $4,015,078 expire in 2018 and $1,240,366 expire in 2019.

During the year ended June 30, 2012, the Fund utilized capital loss carryforwards in the amount of $2,515,825.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year.

33

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Bond Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Bond Fund of Munder Series Trust at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

34

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2012

11.	Tax Information (Unaudited)

Of the distributions paid by the Fund, none will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2012, the Fund did not designate any income pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced rates.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

35

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

36

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2011 and 2012, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

37

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the three- and ten-year periods but trailed the performance of its benchmark for the one- and five-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-year period but trailed the median performance of the Fund’s Lipper peer group for the three-, five- and ten-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2011, and projections by the Advisor as to the expected costs of and profits expected to be realized by the

38

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Advisor over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2011 and 2012. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets

39

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2012.

40

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07.

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

41

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).

42

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

43

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).
David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).
Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).
Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).
Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).
Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).
Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

44

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47

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer     and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNBOND612

ANNUAL REPORT

June 30, 2012

Munder Growth

Opportunities Fund

Class Y, A, B, C & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

Table of

Contents

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Notes to Financial Statements — Unaudited

Risks:    A significant portion of the Fund’s assets is likely to be invested in the information technology sector. In addition, the Fund concentrates its investments in Internet-related securities. Investments in both of these areas tend to be relatively volatile. The Fund is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund also may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

Class (Inception Date)	With Load		Without Load	Russell 1000® Growth Index
CLASS Y (6/1/98)	N/A		$18,176	$14,296
CLASS A (8/19/96)	N/A	(3)	$35,564	$23,653
CLASS B (6/1/98)	N/A		$16,509	$14,296
CLASS C (11/3/98)	N/A		$14,152	$13,491
CLASS R (7/29/04)	N/A		$18,173	$15,818

ii

AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/12)

Class (Inception Date)	One Year w/load	One Year w/out load	Five Years w/load	Five Years w/out load	Ten Years w/load	Ten Years w/out load	Since Inception w/load	Since Inception w/out load
CLASS Y (6/1/98)	N/A	(0.36)%	N/A	4.82%	N/A	10.90%	N/A	4.33%
CLASS A (8/19/96)	(6.07)%(2)	(0.61)%	3.38%(2)	4.55%	10.00%(2)	10.62%	N/A(3)	8.32%
CLASS B (6/1/98)	(6.03)%(4)	(1.37)%	3.43%(4)	3.77%	N/A	9.97%	N/A	3.62%
CLASS C (11/3/98)	(2.30)%(4)	(1.37)%	N/A	3.77%	N/A	9.80%	N/A	2.57%
CLASS R (7/29/04)	N/A	(0.84)%	N/A	4.29%	N/A	N/A	N/A	7.83%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Class A Shares of the Fund were not subject to any sales charges until June 1998.
(4)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C and R Shares during the fiscal year ended 6/30/11 the gross expense ratios were 1.65%, 1.88%, 2.64%, 2.63% and 2.11%, respectively. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class A, B and C Shares during the 1996 and 1998 calendar years and the Fund’s Class Y Shares during the 1998 calendar year. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. In addition, the Fund’s transfer agent limited certain expenses of the Fund’s Class Y, A, B, C and R Shares during the 2002-2004 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution and the Fund’s transfer agent had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Growth Opportunities Fund’s management team seeks to provide long-term capital appreciation in the Fund by identifying secular growth trends and investing in stocks of companies the team believes will benefit from these trends. In selecting individual securities for the Fund, the team looks for companies it believes have significant growth opportunities and exhibit attractive long-term growth characteristics. It does so by conducting a thorough review of a company’s products and services, competitive positioning, balance sheet and financial stability. In addition, the team attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company’s equity securities. The team tends to focus on secular growth trends such as: technology and internet, health care, and energy. At least 25% of the Fund’s total assets will be in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position investors to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

The financial markets and growth stocks were volatile over the past year, although generally achieving positive returns. A high level of uncertainty drove this behavior; slowing global growth, the European debt crisis, regime change in the Middle East and Africa, and an election year in the United States were among the causes of this uncertainty. In this environment, the stocks of companies expected to show growth, even through turbulent times, performed strongly. Performing particularly well was the Russell 1000® Growth Index, an index of large-capitalization stocks with growth characteristics, which returned 5.76% for the past year. This return outpaced the returns of most other domestic equity indices. Given the uncertainty in the global environment, we expect that the financial markets will remain volatile.

iv

SECTOR DIVERSIFICATION		PERFORMANCE DISCUSSION
Information Technology Consumer Discretionary Consumer Staples Health Care Industrials Energy Financials Materials Other Total	31.9% 15.9% 13.4% 11.5% 9.9% 6.2% 4.8% 4.6% 1.8% 100.0%

During the twelve-month period ended June 30, 2012, the Fund returned -0.36%, underperforming the Russell 1000® Growth Index, which returned 5.76% over the same period.

Notable contributors to the Fund’s performance during the past year included: Apple Inc., which designs,

As a percentage of net assets as of 6/30/12.

develops and manufactures microprocessor based personal computers; Philip Morris International Inc., which manufactures cigarettes and other tobacco products; Sally Beauty Holdings Inc., which distributes cosmetics, hair care and skin care goods and styling appliances; PetSmart Inc., which owns and operates retail pet product stores; and Red Hat Inc., which provides open-source software solutions.

Notable detractors to the Fund’s performance during the past year included: SINA Corp., which provides online and mobile media service in China; Peabody Energy Corporation, which mines and markets low-sulfur coal; Freeport-McMoRan Copper & Gold Inc., which operates as a copper, gold and molybdenum mining company; Schlumberger Ltd., which provides oilfield services; and Solutia Inc., which manufactures performance materials and specialty chemicals.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: CF Industries Holdings Inc., a manufacturer of fertilizer products; Coinstar, Inc., which provides automated retail solutions, including the Redbox DVD rental service; EMC Corp., which develops enterprise storage systems and software; Pioneer Natural Resources Company, an oil and gas exploration and production company; and Wal-Mart Stores, Inc., which operates retail stores worldwide.

The team funded these positions in part by selling the Fund’s positions in: Exxon Mobil Corp., an integrated energy company; Gentex Corporation, an automotive components manufacturer; Johnson Controls, Inc., an industrial conglomerate; NetApp, Inc., which provides enterprise storage systems; and Waste Connections, Inc., which provides solid waste services.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance

v

presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through

viii

your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12–6/30/12	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,106.90	$7.44	1.42%
Class A	$1,000.00	$1,105.90	$8.74	1.67%
Class B	$1,000.00	$1,101.40	$12.64	2.42%
Class C	$1,000.00	$1,101.40	$12.64	2.42%
Class R	$1,000.00	$1,104.30	$9.99	1.91%
Hypothetical
Class Y	$1,000.00	$1,017.80	$7.12	1.42%
Class A	$1,000.00	$1,016.56	$8.37	1.67%
Class B	$1,000.00	$1,012.83	$12.11	2.42%
Class C	$1,000.00	$1,012.83	$12.11	2.42%
Class R	$1,000.00	$1,015.37	$9.57	1.91%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2012

Shares		Value(a)

COMMON STOCKS — 98.4%
Consumer Discretionary — 15.9%
Automobiles — 1.2%
564,000	Ford Motor Co	$5,408,760

Diversified Consumer Services — 1.8%
124,000	Coinstar Inc †	8,513,840

Hotels, Restaurants & Leisure — 0.5%
37,750	Cracker Barrel Old Country Store Inc	2,370,700

Internet & Catalog Retail — 1.6%
10,600	Amazon.com Inc †	2,420,510
7,331	priceline.com Inc †	4,871,596

		7,292,106

Media — 3.0%
183,700	Comcast Corp, Class A	5,872,889
165,590	DIRECTV, Class A †	8,084,104

		13,956,993

Multiline Retail — 1.8%
42,384	Dollar Tree Inc †	2,280,259
171,490	Macy’s Inc	5,890,682

		8,170,941

Specialty Retail — 6.0%
154,000	Foot Locker Inc	4,709,320
108,660	Home Depot Inc/The	5,757,893
134,610	PetSmart Inc	9,177,710
307,707	Sally Beauty Holdings Inc †	7,920,378

		27,565,301

Total Consumer Discretionary		73,278,641

Consumer Staples — 12.1%
Beverages — 1.0%
61,200	Coca-Cola Co/The	4,785,228

Food & Staples Retailing — 5.6%
74,000	Pricesmart Inc	4,995,740
143,270	United Natural Foods Inc †	7,859,792
122,970	Wal-Mart Stores Inc	8,573,468
155,000	Walgreen Co	4,584,900

		26,013,900

Food Products — 1.3%
94,390	Bunge Ltd	5,922,029

See Notes to Financial Statements.

1

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Tobacco — 4.2%
38,965	Lorillard Inc	$5,141,432
160,515	Philip Morris International Inc	14,006,539

		19,147,971

Total Consumer Staples		55,869,128

Energy — 6.2%
Energy Equipment & Services — 1.2%
76,730	Helmerich & Payne Inc	3,336,220
36,628	Schlumberger Ltd	2,377,524

		5,713,744

Oil, Gas & Consumable Fuels — 5.0%
97,000	Apache Corp	8,525,330
127,804	ConocoPhillips	7,141,687
82,200	Pioneer Natural Resources Co	7,250,862

		22,917,879

Total Energy		28,631,623

Financials — 4.8%
Commercial Banks — 2.0%
111,000	BB&T Corp	3,424,350
178,000	Wells Fargo & Co	5,952,320

		9,376,670

Consumer Finance — 0.8%
67,410	Capital One Financial Corp	3,684,631

Diversified Financial Services — 0.9%
15,100	CME Group Inc	4,048,461

Real Estate Investment Trusts (REITs) — 1.1%
35,215	Digital Realty Trust Inc	2,643,590
14,815	Simon Property Group Inc	2,306,103

		4,949,693

Total Financials		22,059,455

Health Care — 11.5%
Biotechnology — 2.4%
36,000	Alexion Pharmaceuticals Inc †	3,574,800
120,520	Celgene Corp †	7,732,563

		11,307,363

Health Care Equipment & Supplies — 1.1%
8,845	Intuitive Surgical Inc †	4,898,273

See Notes to Financial Statements.

2

Shares		Value(a)

Health Care (Continued)
Health Care Providers & Services — 2.4%
39,720	Catalyst Health Solutions Inc †	$3,711,437
78,335	McKesson Corp	7,343,906

		11,055,343

Health Care Technology — 0.5%
27,500	athenahealth Inc †	2,177,175

Pharmaceuticals — 5.1%
148,465	Abbott Laboratories	9,571,539
91,945	Endo Health Solutions Inc †	2,848,456
151,150	Watson Pharmaceuticals Inc †	11,183,588

		23,603,583

Total Health Care		53,041,737

Industrials — 9.9%
Aerospace & Defense — 1.2%
76,630	United Technologies Corp	5,787,864

Air Freight & Logistics — 2.1%
124,540	United Parcel Service Inc, Class B	9,808,770

Industrial Conglomerates — 0.9%
189,890	General Electric Co	3,957,308

Machinery — 1.9%
40,605	Caterpillar Inc	3,447,771
34,000	Cummins Inc	3,294,940
34,925	Joy Global Inc	1,981,295

		8,724,006

Professional Services — 2.0%
202,879	51job Inc, ADR †	9,241,139

Road & Rail — 1.8%
114,020	Norfolk Southern Corp	8,183,215

Total Industrials		45,702,302

Information Technology — 31.9%
Communications Equipment — 0.5%
41,605	QUALCOMM Inc	2,316,566

Computers & Peripherals — 10.3%
62,270	Apple Inc †	36,365,680
328,325	EMC Corp/MA †	8,414,970

See Notes to Financial Statements.

3

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals (Continued)
71,715	SanDisk Corp †	$2,616,163

		47,396,813

Electronic Equipment, Instruments & Components — 1.5%
221,500	Avnet Inc †	6,835,490

IT Services — 4.1%
100,000	Accenture PLC, Class A	6,009,000
66,000	Cognizant Technology Solutions Corp, Class A †	3,960,000
46,400	International Business Machines Corp	9,074,912

		19,043,912

Internet Software & Services — 5.9%
13,498	Google Inc, Class A †	7,829,785
5,786	Mainstream Data Inc, Class A †,(b),(c),(d),(e)	5,516
347,486	Move Inc †	3,165,597
312,550	Sina Corp/China †	16,193,216

		27,194,114

Semiconductors & Semiconductor Equipment — 2.3%
92,705	ASML Holding NV, NYR	4,766,891
121,800	KLA-Tencor Corp	5,998,650

		10,765,541

Software — 7.3%
91,210	Check Point Software Technologies Ltd †	4,523,104
491,365	Microsoft Corp	15,030,855
169,150	Oracle Corp	5,023,755
157,875	Red Hat Inc †	8,916,780

		33,494,494

Total Information Technology		147,046,930

Materials — 4.6%
Chemicals — 3.0%
40,980	CF Industries Holdings Inc	7,939,465
10,800	NewMarket Corp	2,339,280
32,190	Praxair Inc	3,500,019

		13,778,764

Metals & Mining — 1.6%
71,475	Freeport-McMoRan Copper & Gold Inc	2,435,153
110,180	Newmont Mining Corp	5,344,832

		7,779,985

Total Materials		21,558,749

See Notes to Financial Statements.

4

Shares		Value(a)

Telecommunication Services — 1.5%
Diversified Telecommunication Services — 1.5%
155,000	Verizon Communications Inc	$6,888,200

TOTAL COMMON STOCKS
(Cost $430,725,282)		454,076,765

PREFERRED STOCK — 1.3%
(Cost $3,836,501)

Consumer Staples — 1.3%
Beverages — 1.3%
152,430	Cia de Bebidas das Americas, ADR	5,842,642

INVESTMENT COMPANY — 1.3%
(Cost $5,961,850)
5,961,850	State Street Institutional Government Money Market Fund	5,961,850

TOTAL INVESTMENTS
(Cost $440,523,633)	101.0%	465,881,257
OTHER ASSETS AND LIABILITIES (Net)	(1.0)	(4,586,485)

NET ASSETS	100.0%	$461,294,772

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security valued at fair value as of June 30, 2012, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2012, this security represents $5,516, less than 0.05% of net assets.

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

See Notes to Financial Statements.

5

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2012 (continued)

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more that 15% of its net assets in illiquid securities. At June 30, 2012, this security subject to restriction on resale that have not been deemed to be liquid represents $5,516, less than 0.05% of net assets.

Security	Acquisition Date	Cost
Mainstream Data Inc, Class A	08/29/00	$213,440

ABBREVIATIONS:
ADR	—	American Depositary Receipt
NYR	—	New York Registered Shares

At June 30, 2012, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of Net Assets	Value
COMMON STOCKS:
United States	89.6%	$413,343,415
China	5.5	25,434,355
Ireland	1.3	6,009,000
Netherlands	1.0	4,766,891
Israel	1.0	4,523,104

TOTAL COMMON STOCKS	98.4	454,076,765
PREFERRED STOCK:
Brazil	1.3	5,842,642
INVESTMENT COMPANY	1.3	5,961,850

TOTAL INVESTMENTS	101.0	465,881,257
OTHER ASSETS AND LIABILITIES (NET)	(1.0)	(4,586,485)

NET ASSETS	100.0%	$461,294,772

See Notes to Financial Statements.

6

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Munder Growth Opportunities Fund

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value (see accompanying schedule)	$465,881,257
Dividends and interest receivable	334,757
Receivable for investment securities sold	11,924,509
Receivable for Fund shares sold	66,596
Prepaid expenses and other assets	44,658

Total Assets	478,251,777

LIABILITIES:
Payable for investment securities purchased	14,678,345
Payable for Fund shares redeemed	662,475
Trustees’ fees and expenses payable	919,923
Transfer agency/record keeping fees payable	365,787
Distribution and shareholder servicing fees payable—Class A, B, C, and R Shares	138,380
Administration fees payable	46,242
Investment advisory fees payable	18,370
Custody fees payable	6,587
Accrued expenses and other payables	120,896

Total Liabilities	16,957,005

NET ASSETS	$461,294,772

Investments, at cost	$440,523,633

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(1,595,533)
Accumulated net realized loss on investments sold	(267,136,412)
Net unrealized appreciation of investments	25,357,871
Paid-in capital	704,668,846

$461,294,772

NET ASSETS:
Class Y Shares	$26,137,880

Class A Shares	$349,704,183

Class B Shares	$10,816,006

Class C Shares	$73,884,715

Class R Shares	$751,988

SHARES OUTSTANDING:
Class Y Shares	904,577

Class A Shares	12,587,089

Class B Shares	434,813

Class C Shares	2,968,947

Class R Shares	27,648

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$28.90

CLASS A SHARES:
Net asset value and redemption price per share	$27.78

Maximum sales charge	5.50%
Maximum offering price per share	$29.40

CLASS B SHARES:
Net asset value and offering price per share*	$24.88

CLASS C SHARES:
Net asset value and offering price per share*	$24.89

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$27.20

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Growth Opportunities Fund

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$1,488
Dividends(a)	6,055,575

Total Investment Income	6,057,063

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	882,917
Class B Shares	134,365
Class C Shares	761,210
Class R Shares	2,764
Investment advisory fees	3,508,864
Transfer agency/record keeping fees	2,041,913
Administration fees	579,471
Printing and mailing fees	168,029
Custody fees	103,135
Trustees’ fees and expenses	89,988
Registration and filing fees	83,887
Legal and audit fees	50,141
Other	36,272

Total Expenses	8,442,956

NET INVESTMENT LOSS	(2,385,893)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from security transactions	12,104,476
Net change in unrealized appreciation/(depreciation) of:
Securities	(13,612,725)
Foreign currency-related transactions	(270)

Net realized and unrealized loss on investments	(1,508,519)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,894,412)

(a)	Net of foreign withholding taxes of $27,422.

See Notes to Financial Statements.

10

Munder Growth Opportunities Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
Net investment loss	$(2,385,893)	$(3,970,300)
Net realized gain from security transactions and foreign currency-related transactions	12,104,476	55,984,217
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(13,612,995)	59,191,217

Net increase/(decrease) in net assets resulting from operations	(3,894,412)	111,205,134
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(1,284,687)	—
Class A Shares	(16,873,571)	—
Class B Shares	(725,621)	—
Class C Shares	(4,017,732)	—
Class R Shares	(19,883)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	13,911,255	(785,338)
Class A Shares	(6,961,837)	27,389,033
Class B Shares	(6,004,709)	(974,753)
Class C Shares	(4,756,513)	12,359,080
Class R Shares	369,389	154,810
Short-term trading fees	4	—

Net increase/(decrease) in net assets	(30,258,317)	149,347,966
NET ASSETS:
Beginning of year	491,553,089	342,205,123

End of year	$461,294,772	$491,553,089

Accumulated net investment loss	$(1,595,533)	$(407,334)

See Notes to Financial Statements.

11

Munder Growth Opportunities Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2012	Year Ended June 30, 2011
Amount
Class Y Shares:
Sold	$7,734,070	$4,207,502
Issued as reinvestment of distributions	1,078,925	—
Proceeds received in merger	13,004,720	1,668,752
Redeemed	(7,906,460)	(6,661,592)

Net increase/(decrease)	$13,911,255	$(785,338)

Class A Shares:
Sold*	$23,261,849	$14,186,987
Issued as reinvestment of distributions	13,631,102	—
Proceeds received in merger	18,322,928	72,200,177
Redeemed	(62,177,716)	(58,998,131)

Net increase/(decrease)	$(6,961,837)	$27,389,033

Class B Shares:
Sold	$169,313	$262,787
Issued as reinvestment of distributions	607,998	—
Proceeds received in merger	314,208	7,066,051
Redeemed*	(7,096,228)	(8,303,591)

Net decrease	$(6,004,709)	$(974,753)

Class C Shares:
Sold	$2,907,065	$1,518,775
Issued as reinvestment of distributions	2,950,061	—
Proceeds received in merger	1,927,870	23,393,820
Redeemed	(12,541,509)	(12,553,515)

Net increase/(decrease)	$(4,756,513)	$12,359,080

Class R Shares:
Sold	$469,161	$138,265
Issued as reinvestment of distributions	18,120	—
Proceeds received in merger	—	81,649
Redeemed	(117,892)	(65,104)

Net increase	$369,389	$154,810

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2012	Year Ended June 30, 2011
Shares
Class Y Shares:
Sold	271,316	146,041
Issued as reinvestment of distributions	41,513	—
Issued in exchange for proceeds received in merger	458,555	54,091
Redeemed	(277,392)	(266,732)

Net increase/(decrease)	493,992	(66,600)

Class A Shares:
Sold*	851,567	511,440
Issued as reinvestment of distributions	544,808	—
Issued in exchange for proceeds received in merger	669,411	2,422,126
Redeemed	(2,265,782)	(2,157,028)

Net increase/(decrease)	(199,996)	776,538

Class B Shares:
Sold	6,576	11,124
Issued as reinvestment of distributions	27,034	—
Issued in exchange for proceeds received in merger	12,674	260,829
Redeemed*	(285,952)	(334,405)

Net decrease	(239,668)	(62,452)

Class C Shares:
Sold	117,849	59,035
Issued as reinvestment of distributions	131,114	—
Issued in exchange for proceeds received in merger	77,737	863,205
Redeemed	(509,287)	(507,252)

Net increase/(decrease)	(182,587)	414,988

Class R Shares:
Sold	18,197	5,250
Issued as reinvestment of distributions	738	—
Issued in exchange for proceeds received in merger	—	2,787
Redeemed	(4,528)	(2,337)

Net increase	14,407	5,700

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$30.48	$22.53	$17.94		$21.07	$24.00

Income/(loss) from investment operations:
Net investment loss	(0.03)	(0.17)	(0.34)		(0.30)	(0.31)
Net realized and unrealized gain/(loss) on investments	(0.22)	8.12	4.86		(2.83)	(2.62)

Total from investment operations	(0.25)	7.95	4.52		(3.13)	(2.93)

Less distributions:
Distributions from net realized gains	(1.33)	—	—		—	—

Short-term trading fees	0.00 (c)	—	—		0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—	—	0.07		—	—

Net asset value, end of period	$28.90	$30.48	$22.53		$17.94	$21.07

Total return(d)	(0.36)%	35.29%	25.59	%(e)	(14.90)%	(12.17)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$26,138	$12,515	$10,752		$11,243	$12,083
Ratio of operating expenses to average net assets	1.42%	1.76%	2.00%		2.36%	1.81%
Ratio of net investment loss to average net assets	(0.12)%	(0.62)%	(1.51)%		(1.85)%	(1.34)%
Portfolio turnover rate	82%	122%	74%		71%	96%

(a)	Class Y and Class A Shares of the Fund commenced operations on June 1, 1998 and August 19, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.68% for Class Y Shares and 19.41% for Class A Shares.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$29.44	$21.81	$17.41		$20.51	$23.41

(0.10)	(0.22)	(0.39)		(0.33)	(0.37)

(0.23)	7.85	4.73		(2.77)	(2.53)

(0.33)	7.63	4.34		(3.10)	(2.90)

(1.33)	—	—		—	—

0.00 (c)	—	—		0.00 (c)	0.00 (c)

—	—	0.06		—	—

$27.78	$29.44	$21.81		$17.41	$20.51

(0.61)%	34.92%	25.33	%(e)	(15.11)%	(12.43)%

$349,704	$376,437	$262,010		$210,683	$283,745

1.68%	1.99%	2.25%		2.62%	2.08%

(0.38)%	(0.82)%	(1.74)%		(2.10)%	(1.61)%
82%	122%	74%		71%	96%

See Notes to Financial Statements.

15

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$26.71	$19.94	$16.04		$19.02	$21.88

Income/(loss) from investment operations:
Net investment loss	(0.28)	(0.39)	(0.51)		(0.41)	(0.50)
Net realized and unrealized gain/(loss) on investments	(0.22)	7.16	4.36		(2.57)	(2.36)

Total from investment operations	(0.50)	6.77	3.85		(2.98)	(2.86)

Less distributions:
Distributions from net realized gains	(1.33)	—	—		—	—

Short-term trading fees	0.00 (c)	—	—		0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—	—	0.05		—	—

Net asset value, end of period	$24.88	$26.71	$19.94		$16.04	$19.02

Total return(d)	(1.37)%	33.95%	24.31	%(e)	(15.71)%	(13.07)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,816	$18,014	$14,694		$15,137	$25,728
Ratio of operating expenses to average net assets	2.43%	2.75%	3.01%		3.38%	2.83%
Ratio of net investment loss to average net assets	(1.15)%	(1.58)%	(2.51)%		(2.85)%	(2.36)%
Portfolio turnover rate	82%	122%	74%		71%	96%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on June 1, 1998 and November 3, 1998, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 18.39% for Class B Shares and 18.46% for Class C Shares.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$26.72	$19.95	$16.04		$19.03	$21.90

(0.28)	(0.39)	(0.51)		(0.42)	(0.50)

(0.22)	7.16	4.37		(2.57)	(2.37)

(0.50)	6.77	3.86		(2.99)	(2.87)

(1.33)	—	—		—	—

0.00 (c)	—	—		0.00 (c)	0.00 (c)

—	—	0.05		—	—

$24.89	$26.72	$19.95		$16.04	$19.03

(1.37)%	33.93%	24.38	%(e)	(15.76)%	(13.06)%

$73,885	$84,204	$54,588		$41,302	$58,172

2.43%	2.74%	3.00%		3.37%	2.83%

(1.13)%	(1.56)%	(2.48)%		(2.85)%	(2.37)%
82%	122%	74%		71%	96%

See Notes to Financial Statements.

17

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	R Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$28.92	$21.48	$17.20		$20.29	$23.23

Income/(loss) from investment operations:
Net investment loss	(0.16)	(0.28)	(0.42)		(0.37)	(0.42)
Net realized and unrealized gain/(loss) on investments	(0.23)	7.72	4.65		(2.72)	(2.52)

Total from investment operations	(0.39)	7.44	4.23		(3.09)	(2.94)

Less distributions:
Distributions from net realized gains	(1.33)	—	—		—	—

Short-term trading fees	0.00 (c)	—	—		0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—	—	0.05		—	—

Net asset value, end of period	$27.20	$28.92	$21.48		$17.20	$20.29

Total return(d)	(0.84)%	34.57%	24.94	%(e)	(15.27)%	(12.65)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$752	$383	$162		$28	$43
Ratio of operating expenses to average net assets	1.92%	2.22%	2.47%		2.72%	2.33%
Ratio of net investment loss to average net assets	(0.60)%	(1.03)%	(1.86)%		(2.19)%	(1.86)%
Portfolio turnover rate	82%	122%	74%		71%	96%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.01% for Class R Shares.

See Notes to Financial Statements.

18

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to one series of MST, the Munder Growth Opportunities Fund (the “Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On April 8, 2011, the Growth Opportunities Fund acquired all of the assets and assumed all of the liabilities of the Munder Energy Fund (“Energy Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Energy Fund (the “Energy Fund Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on August 17, 2010. The primary reasons for the Energy Fund Reorganization included seeking to (i) provide improved performance for shareholders of the Energy Fund and (ii) achieve greater asset levels by combining two funds that both seek long-term capital appreciation into a single fund.

Number of shares outstanding of the Energy Fund prior to merger:
Class A	1,821,677
Class B	210,635
Class C	657,094
Class Y	37,092

19

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

Exchange ratio and number of shares of the Growth Opportunities Fund issued for shares of the Energy Fund:

	Exchange Ratio	Shares
Class A	0.7635	1,390,964
Class B	0.7785	163,982
Class C	0.7786	511,539
Class Y	0.7553	28,014
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Energy Fund		$30,982,369
Accumulated net investment loss immediately prior to acquisition of all assets and assumption of all liabilities of the Energy Fund		$(346,483)

On April 8, 2011, the Growth Opportunities Fund acquired all of the assets and assumed all of the liabilities of the Munder Healthcare Fund (“Healthcare Fund”), a series of Munder Series Trust II (“MST II”), in a tax-free exchange of shares and the subsequent liquidation of the Healthcare Fund (the “Healthcare Fund Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST II on August 17, 2010. The primary reasons for the Healthcare Fund Reorganization included seeking to (i) provide improved performance for shareholders of the Healthcare Fund, (ii) achieve greater asset levels and reduce total operating expenses, and (iii) benefit from economies of scale by combining two funds that both seek long-term capital appreciation into a single fund.

Number of shares outstanding of the Healthcare Fund prior to merger:
Class A	1,167,629
Class B	111,138
Class C	403,939
Class K	2,357
Class R	3,161
Class Y	29,549

Exchange ratio and number of shares of the Growth Opportunities Fund issued for shares of the Healthcare Fund:

	Exchange Ratio	Shares
Class A	0.8813	1,029,088
Class B	0.8714	96,847
Class C	0.8706	351,666
Class A*	0.8800	2,074
Class R	0.8815	2,787
Class Y	0.8825	26,077
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Healthcare Fund		$8,308,462
Accumulated net investment loss immediately prior to acquisition of all assets and assumption of all liabilities of the Healthcare Fund		$(381,577)

*	Class K shares of the Healthcare Fund merged into Class A shares of the Growth Opportunities Fund.

20

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

There were no undistributed income or gain amounts unpaid prior to the merger of each of the Energy Fund and Healthcare Fund.

	Prior to Merger	After Merger
Net assets of the Energy Fund
Class A	$41,461,366	$—
Class B	4,441,303	—
Class C	13,863,350	—
Class Y	864,258	—
Net assets of the Healthcare Fund
Class A	$30,676,976	$—
Class B	2,624,748	—
Class C	9,530,469	—
Class K	61,835	—
Class R	81,650	—
Class Y	804,494	—
Net assets of the Growth Opportunities Fund
Class A	$325,107,844	$397,308,021
Class B	13,638,568	20,704,619
Class C	65,723,670	89,117,489
Class R	295,211	376,861
Class Y	8,291,285	9,960,037

For financial reporting purposes, the net assets received and shares issued by the Growth Opportunities Fund were recorded at fair market value. However, investments of each of the Energy Fund and the Healthcare Fund were carried forward to the Growth Opportunities Fund at cost for purposes of aligning ongoing financial reporting of the Growth Opportunities Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

On September 16, 2011, the Growth Opportunities Fund acquired all of the assets and assumed all of the liabilities of the Munder Large-Cap Growth Fund (“Large-Cap Growth Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Large-Cap Growth Fund (the “Large-Cap Growth Fund Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on May 17, 2011. The primary reasons for the Large-Cap Growth Fund Reorganization included seeking to (i) provide improved performance for shareholders of the Large-Cap Growth Fund, (ii) reduce total expenses for shareholders of the Large-Cap Growth Fund, (iii) achieve greater asset levels in a single fund by combining two funds with a significant overlap in their portfolio holdings, identical investment objectives, similar investment strategies, and the same portfolio management team into a

21

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

single fund, and (iv) eliminate certain costs of running the Large-Cap Growth Fund and Growth Opportunities Fund separately.

Number of shares outstanding of the Large-Cap Growth Fund prior to merger:
Class A	787,819
Class B	25,827
Class C	156,980
Class K	490,252
Class Y	863,005

Exchange ratio and number of shares of the Growth Opportunities Fund issued for shares of the Large-Cap Growth Fund:

	Exchange Ratio	Shares
Class A	0.5232	412,176
Class B	0.4907	12,674
Class C	0.4952	77,737
Class A*	0.5247	257,235
Class Y	0.5313	458,555
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Large-Cap Growth Fund		$5,881,831
Accumulated net investment loss immediately prior to acquisition of all assets and assumption of all liabilities of the Large-Cap Growth Fund		$(76,786)

*	Class K shares of the Large-Cap Growth Fund merged into Class A shares of the Growth Opportunities Fund.

There were no undistributed income or gain amounts unpaid prior to the merger of the Large-Cap Growth Fund.

	Prior to Merger	After Merger
Net assets of the Large-Cap Growth Fund
Class A	$11,281,439	$—
Class B	314,208	—
Class C	1,927,870	—
Class K	7,041,489	—
Class Y	13,004,720	—
Net assets of the Growth Opportunities Fund
Class A	$340,875,197	$359,198,125
Class B	14,857,577	15,171,785
Class C	75,866,060	77,793,930
Class R	411,227	411,227
Class Y	13,346,812	26,351,532

For financial reporting purposes, the net assets received and shares issued by the Growth Opportunities Fund were recorded at fair market value. However, investments of the Large-Cap Growth Fund were carried forward to the Growth Opportunities Fund at cost for purposes of aligning ongoing financial reporting

22

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

of the Growth Opportunities Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

The Statement of Operations reflects the operations of the Growth Opportunities Fund for the period both before and after the Large-Cap Growth Fund Reorganization. If the Reorganization had occurred on the first day of the Growth Opportunities Fund’s fiscal year, the pro forma results of operations for the year ended June 30, 2012 would have been net investment loss of $2,413,662 (including the impact of $49,017 in merger synergies), net realized and unrealized loss on investments of $4,039,474 and net decrease in net assets resulting from operations of $6,453,136.

Since September 16, 2011, the Growth Opportunities Fund has been managed as a single, integrated portfolio. As a result, it is not practicable to separate the amounts of revenue and earnings attributable to the Large-Cap Growth Fund that are included in the Statement of Operations between September 16, 2011 and June 30, 2012.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be

23

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$465,875,741
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	5,516

Total	$465,881,257

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the year ended June 30, 2012.

24

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock — Information Technology
Balance as of 6/30/2011	$8,922
Transfer into Level 3	—
Transfer out of Level 3	—
Gross purchases	—
Gross sales	—
Accrued discounts	—
Accrued premiums	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation/(depreciation)	(3,406)

Balance as of 6/30/2012	$5,516

Net change in unrealized appreciation/(depreciation) from investments still held at the end of the year	$(3,406)

The type of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

25

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

26

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $1 billion of its average daily net assets; 0.725% of the next $1 billion of average daily net assets; and 0.70% of average daily net assets exceeding $2 billion. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2012, the Advisor earned $579,471 before payment of sub-administration fees and $390,933 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.1239% for administrative services.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds.

27

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

During the year ended June 30, 2012, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees
0.25%	1.00%	1.00%	1.00%

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $385,606,669 and $445,435,164, respectively, for the year ended June 30, 2012.

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $62,736,363, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $37,502,125 and net appreciation for tax purposes was $25,234,238. At June 30, 2012, aggregate cost for tax purposes was $440,647,019.

6.	Investment Concentration

The Fund is subject to a fundamental policy, which cannot be changed without shareholder approval, to concentrate (i.e., invest at least 25% of its total assets) in securities of companies engaged in the research, design, development,

28

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

manufacturing or distribution of products, processes or services for use with Internet-related businesses. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

7.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the Fund were $5,591.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from net operating losses and expired carried-forward losses were reclassified

29

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$1,197,694	$224,359,509	$(225,557,203)

The tax character of dividends and distributions paid to shareholders during the year ended June 30, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
June 30, 2012	—	22,921,494	22,921,494

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Capital Gains	Late Year Ordinary Loss	Capital Loss Carryover	Unrealized Appreciation	Total
$14	$(1,108,241)	$(267,013,040)	$25,234,485	$(242,886,782)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $267,013,040 of unused capital losses. These losses are short-term capital losses of which $158,927,662 expire in 2013, $48,842,725 expire in 2014, $8,435,734 expire in 2016, $39,983,361 expire in 2017 and $10,823,558 expire in 2018.

In addition, $17,774,805 of the losses expiring in 2014, 2016 and 2017 may be further limited as this amount was acquired in the reorganization with the Munder Technology Fund that occurred on April 23, 2010. Losses of $10,823,558, expiring in 2018, may be further limited as this amount was acquired in the reorganization with the Munder Large-Cap Growth Fund that occurred on September 16, 2011.

30

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2012 (continued)

During the year ended June 30, 2012, $12,345,459 in carried-forward capital losses were utilized by the Fund and $240,837,973 of carried-forward capital losses expired unused.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $O and net late-year ordinary losses of $1,108,241.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Growth Opportunities Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Growth Opportunities Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Growth Opportunities Fund of Munder Series Trust at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

32

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2012

10.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2012, the Fund designated approximately $6,082,997 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2012, the amount of long term capital gain distributions designated by the Fund was $22,921,494.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

33

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented

34

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2011 and 2012, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc.

35

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

(“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the three-, five- and ten-year and since inception periods but trailed the performance of its benchmark for the one-year period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the three-, five- and ten-year periods but trailed the median performance of the Fund’s Lipper peer group for the one-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2011, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years,

36

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to the Fund in 2010 and 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board was advised that as of December 31, 2011, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

37

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2012.

38

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

39

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).

40

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

41

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

42

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

43

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44

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45

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNGROWTH612

ANNUAL REPORT

June 30, 2012

Munder Index 500 Fund

Class Y, A, B, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

ii	Performance History
iv	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
26	Financial Highlights
31	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Notes to Financial Statements — Unaudited

Risks:    Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Because the Fund’s goal is to invest in securities included in an index without regard to market trends, it may be particularly susceptible to a general decline in the market represented by that index.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

Class (Inception Date)	With Load		Without Load	S&P 500® Index
CLASS Y (12/1/91)	N/A		$50,694	$54,920
CLASS A (12/9/92)	$40,124	(2)	$41,161	$45,722
CLASS B (10/31/95)	N/A		$28,133	$31,659
CLASS K (12/7/92)	N/A		$40,697	$46,251
CLASS R (7/29/04)	N/A		$13,582	$14,650

ii

AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/12)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (12/1/91)	N/A		4.89%	N/A		(0.19)%	N/A		4.91%	N/A		8.21%
CLASS A (12/9/92)	2.05%	(2)	4.69%	(0.86)%	(2)	(0.36)%	4.43%	(2)	4.69%	7.36%	(2)	7.50%
CLASS B (10/31/95)	1.61%	(3)	4.32%	(0.82)%	(3)	(0.69)%	N/A		4.46%	N/A		6.40%
CLASS K (12/7/92)	N/A		4.58%	N/A		(0.45)%	N/A		4.64%	N/A		7.44%
CLASS R (7/29/04)	N/A		4.32%	N/A		(0.70)%	N/A		N/A	N/A		3.94%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, K and R Shares during the fiscal year ended 6/30/11 the gross expense ratios were 0.61%, 0.86%, 1.61%, 0.86% and 1.11%, respectively, and for Class A and B Shares the net expense ratios were 0.76% and 1.11%, respectively. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and K Shares during the calendar years from their inceptions through 2000. Funds Distributor, LLC also limited certain 12b-1 fees for Class A Shares of the Fund during the 2008-2012 calendar years and Class B Shares of the Fund during the calendar years since inception. Total returns would have been lower if Munder Capital Management and Funds Distributor, LLC had not limited expenses during those periods. Funds Distributor’s expense limitations are voluntary and may be terminated at any time.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Index 500 Fund seeks to provide performance and income that is comparable to the S&P 500® Index. The Fund’s management team employs an “indexing” investment approach, which tries to replicate the composition and performance of the S&P 500® using quantitative systems and tools. The Fund typically holds the same 500 stocks as those held in the Index and the weight of each of the holdings is closely monitored relative to its weight in the S&P 500®. The Fund’s management team rebalances holdings regularly to help minimize deviations between performance of the Fund and the Index.

INVESTING ENVIRONMENT

The environment for large-cap securities over the last twelve months was marked with uncertainty, most of which could be attributed to Greece and the euro zone. Fears of a collapse in Greece and its effect on the world’s markets put negative pressure on stocks through the end of the summer in 2011. When the negative news subsided there were periods over the last year of better than expected earnings, particularly for the quarter that ended 2011, which boosted large-cap stocks for the first few months of 2012. Heading into summer, Europe was once again a cause for concern, which led to a significant pullback in May.

SECTOR DIVERSIFICATION		PERFORMANCE DISCUSSION
Information Technology Financials Health Care Consumer Staples Consumer Discretionary Energy Industrials Other Total	18.8% 13.7% 11.4% 10.7% 10.4% 10.2% 9.9% 14.9% 100.0%

During the twelve-month period ended June 30, 2012, the Fund returned 4.89%, underperforming the S&P 500® Index, which returned 5.45% over the same period.

The difference in returns between the Fund and the S&P 500® Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated.

As a percentage of net assets as of 6/30/12.

FUND CHANGES

New securities added to the Index during the period included: WPX Energy Inc., a natural gas and oil exploration company; TripAdvisor Inc., an online travel research company; Crown Castle International Corp., a wireless telecommunications services company; Xylem Inc., which provides water and wastewater applications; and Fossil Inc., an apparel accessories and luxury goods company.

iv

Securities removed from the Index during the period included: Compuware Corp., a software and web performance solutions company; Telltabs Inc., a company that provides equipment for communication service providers; Constellation Energy Group, a power producer and energy trader; ITT Corp., which provides customized technology solutions; and Medco Health Solutions, a health care solutions company.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class B Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12–6/30/12	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,092.30	$3.49	0.67%
Class A	$1,000.00	$1,091.20	$4.32	0.83%
Class B	$1,000.00	$1,089.30	$6.13	1.18%
Class K	$1,000.00	$1,090.80	$4.78	0.92%
Class R	$1,000.00	$1,089.40	$6.13	1.18%
Hypothetical
Class Y	$1,000.00	$1,021.53	$3.37	0.67%
Class A	$1,000.00	$1,020.74	$4.17	0.83%
Class B	$1,000.00	$1,019.00	$5.92	1.18%
Class K	$1,000.00	$1,020.29	$4.62	0.92%
Class R	$1,000.00	$1,019.00	$5.92	1.18%

* Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Index 500 Fund

Portfolio of Investments, June 30, 2012

Shares		Value(a)

COMMON STOCKS — 94.9%
Consumer Discretionary — 10.4%
Auto Components — 0.2%
2,091	BorgWarner Inc †	$137,149
4,483	Goodyear Tire & Rubber Co/The †	52,944
12,421	Johnson Controls Inc	344,186

		534,279

Automobiles — 0.4%
69,918	Ford Motor Co	670,514
4,241	Harley-Davidson Inc	193,941

		864,455

Distributors — 0.1%
2,842	Genuine Parts Co	171,230

Diversified Consumer Services — 0.1%
1,967	Apollo Group Inc, Class A †	71,186
1,144	DeVry Inc	35,430
5,378	H&R Block Inc	85,940

		192,556

Hotels, Restaurants & Leisure — 1.8%
8,264	Carnival Corp	283,207
580	Chipotle Mexican Grill Inc †	220,371
2,343	Darden Restaurants Inc	118,626
5,408	International Game Technology	85,176
4,873	Marriott International Inc/DE, Class A	191,022
18,618	McDonald’s Corp	1,648,251
13,896	Starbucks Corp	740,935
3,578	Starwood Hotels & Resorts Worldwide Inc	189,777
2,662	Wyndham Worldwide Corp	140,394
1,449	Wynn Resorts Ltd	150,290
8,400	Yum! Brands Inc	541,128

		4,309,177

Household Durables — 0.2%
5,087	DR Horton Inc	93,499
1,334	Harman International Industries Inc	52,826
2,568	Leggett & Platt Inc	54,262
3,061	Lennar Corp, Class A	94,616
5,262	Newell Rubbermaid Inc	95,453
6,185	PulteGroup Inc †	66,179
1,397	Whirlpool Corp	85,441

		542,276

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Internet & Catalog Retail — 1.0%
6,603	Amazon.com Inc †	$1,507,795
1,653	Expedia Inc	79,460
1,053	Netflix Inc †	72,099
908	priceline.com Inc †	603,384
1,745	TripAdvisor Inc †	77,984

		2,340,722

Leisure Equipment & Products — 0.1%
2,138	Hasbro Inc	72,414
6,185	Mattel Inc	200,641

		273,055

Media — 3.2%
3,923	Cablevision Systems Corp, Class A	52,137
11,843	CBS Corp, Class B, Non-Voting	388,214
49,395	Comcast Corp, Class A	1,579,158
12,000	DIRECTV, Class A †	585,840
4,716	Discovery Communications Inc, Class A †	254,664
4,304	Gannett Co Inc	63,398
8,116	Interpublic Group of Cos Inc/The	88,059
5,072	McGraw-Hill Cos Inc/The	228,240
38,597	News Corp, Class A	860,327
4,977	Omnicom Group Inc	241,882
1,698	Scripps Networks Interactive Inc, Class A	96,548
5,730	Time Warner Cable Inc	470,433
17,586	Time Warner Inc	677,061
9,670	Viacom Inc, Class B	454,683
32,703	Walt Disney Co/The	1,586,095
91	Washington Post Co/The, Class B	34,018

		7,660,757

Multiline Retail — 0.8%
1,167	Big Lots Inc †	47,602
4,248	Dollar Tree Inc †	228,542
2,138	Family Dollar Stores Inc	142,134
2,801	JC Penney Co Inc	65,291
4,393	Kohl’s Corp	199,838
7,557	Macy’s Inc	259,583
2,916	Nordstrom Inc	144,896

See Notes to Financial Statements.

Shares		Value(a)

Consumer Discretionary (Continued)
Multiline Retail (Continued)
733	Sears Holdings Corp †	$43,760
12,113	Target Corp	704,856

		1,836,502

Specialty Retail — 1.9%
1,512	Abercrombie & Fitch Co, Class A	51,620
761	AutoNation Inc †	26,848
488	AutoZone Inc †	179,179
4,259	Bed Bath & Beyond Inc †	263,206
5,078	Best Buy Co Inc	106,435
4,180	CarMax Inc †	108,429
2,387	GameStop Corp, Class A	43,825
6,058	Gap Inc/The	165,747
28,042	Home Depot Inc/The	1,485,946
21,558	Lowe’s Cos Inc	613,109
4,488	Ltd Brands Inc	190,875
2,323	O’Reilly Automotive Inc †	194,598
4,171	Ross Stores Inc	260,562
12,664	Staples Inc	165,265
2,316	Tiffany & Co	122,632
13,574	TJX Cos Inc	582,732
2,042	Urban Outfitters Inc †	56,339

		4,617,347

Textiles, Apparel & Luxury Goods — 0.6%
5,250	Coach Inc	307,020
953	Fossil Inc †	72,943
6,698	NIKE Inc, Class B	587,950
1,179	Ralph Lauren Corp	165,131
1,594	VF Corp	212,719

		1,345,763

Total Consumer Discretionary		24,688,119

Consumer Staples — 10.7%
Beverages — 2.7%
2,859	Beam Inc	178,659
1,812	Brown-Forman Corp, Class B	175,492
41,295	Coca-Cola Co/The	3,228,856
5,479	Coca-Cola Enterprises Inc	153,631
2,787	Constellation Brands Inc, Class A †	75,416
3,869	Dr Pepper Snapple Group Inc	169,269
2,879	Molson Coors Brewing Co, Class B	119,795

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Beverages (Continued)
2,806	Monster Beverage Corp †	$199,787
28,658	PepsiCo Inc	2,024,975

		6,325,880

Food & Staples Retailing — 2.3%
7,935	Costco Wholesale Corp	753,825
23,478	CVS Caremark Corp	1,097,127
10,277	Kroger Co/The	238,324
4,404	Safeway Inc	79,933
10,666	Sysco Corp	317,953
31,614	Wal-Mart Stores Inc (b)	2,204,128
15,806	Walgreen Co	467,541
2,961	Whole Foods Market Inc	282,243

		5,441,074

Food Products — 1.7%
12,072	Archer-Daniels-Midland Co	356,365
3,242	Campbell Soup Co	108,218
7,528	ConAgra Foods Inc	195,201
3,380	Dean Foods Co †	57,561
11,859	General Mills Inc	457,046
2,798	Hershey Co/The	201,540
5,836	HJ Heinz Co	317,362
2,511	Hormel Foods Corp	76,385
2,068	JM Smucker Co/The	156,175
4,496	Kellogg Co	221,788
32,482	Kraft Foods Inc, Class A	1,254,455
2,427	McCormick & Co Inc/MD, Non-Voting	147,197
3,716	Mead Johnson Nutrition Co	299,175
5,290	Tyson Foods Inc, Class A	99,611

		3,948,079

Household Products — 2.0%
2,368	Clorox Co/The	171,585
8,750	Colgate-Palmolive Co	910,875
7,183	Kimberly-Clark Corp	601,720
50,200	Procter & Gamble Co/The	3,074,750

		4,758,930

See Notes to Financial Statements.

Shares		Value(a)

Consumer Staples (Continued)
Personal Products — 0.1%
7,863	Avon Products Inc	$127,459
4,102	Estee Lauder Cos Inc/The, Class A	222,000

		349,459

Tobacco — 1.9%
37,325	Altria Group Inc	1,289,579
2,408	Lorillard Inc	317,736
31,247	Philip Morris International Inc	2,726,613
6,097	Reynolds American Inc	273,572

		4,607,500

Total Consumer Staples		25,430,922

Energy — 10.2%
Energy Equipment & Services — 1.5%
7,984	Baker Hughes Inc	328,142
4,491	Cameron International Corp †	191,811
1,273	Diamond Offshore Drilling Inc	75,272
4,362	FMC Technologies Inc †	171,121
16,841	Halliburton Co	478,116
1,967	Helmerich & Payne Inc	85,525
5,318	Nabors Industries Ltd †	76,579
7,808	National Oilwell Varco Inc	503,148
4,601	Noble Corp †	149,671
2,275	Rowan Cos Plc, Class A †	73,551
24,431	Schlumberger Ltd	1,585,816

		3,718,752

Oil, Gas & Consumable Fuels — 8.7%
4,309	Alpha Natural Resources Inc †	37,531
9,152	Anadarko Petroleum Corp	605,862
7,160	Apache Corp	629,292
3,828	Cabot Oil & Gas Corp	150,823
12,088	Chesapeake Energy Corp	224,837
36,150	Chevron Corp	3,813,825
23,167	ConocoPhillips	1,294,572
4,143	Consol Energy Inc	125,284
7,121	Denbury Resources Inc †	107,598
7,373	Devon Energy Corp	427,560
4,909	EOG Resources Inc	442,350
2,727	EQT Corp	146,249
85,670	Exxon Mobil Corp (b)	7,330,782

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
5,520	Hess Corp	$239,844
9,234	Kinder Morgan Inc	297,520
12,844	Marathon Oil Corp	328,421
6,242	Marathon Petroleum Corp	280,391
3,537	Murphy Oil Corp	177,876
2,538	Newfield Exploration Co †	74,389
3,228	Noble Energy Inc	273,799
14,859	Occidental Petroleum Corp	1,274,457
4,990	Peabody Energy Corp	122,355
11,455	Phillips 66 †	380,764
2,249	Pioneer Natural Resources Co	198,384
3,268	QEP Resources Inc	97,942
2,971	Range Resources Corp	183,816
6,368	Southwestern Energy Co †	203,330
11,881	Spectra Energy Corp	345,262
1,949	Sunoco Inc	92,578
2,664	Tesoro Corp †	66,494
10,127	Valero Energy Corp	244,567
11,415	Williams Cos Inc/The	328,980
3,640	WPX Energy Inc †	58,895

		20,606,629

Total Energy		24,325,381

Financials — 13.7%
Capital Markets — 1.7%
4,048	Ameriprise Financial Inc	211,548
21,983	Bank of New York Mellon Corp/The	482,527
2,339	BlackRock Inc	397,209
19,717	Charles Schwab Corp/The	254,941
4,866	E*Trade Financial Corp †	39,123
1,758	Federated Investors Inc, Class B	38,412
2,600	Franklin Resources Inc	288,574
9,030	Goldman Sachs Group Inc/The	865,616
8,140	Invesco Ltd	183,964
2,383	Legg Mason Inc	62,840
27,799	Morgan Stanley	405,587
4,399	Northern Trust Corp	202,442
8,901	State Street Corp	397,341

See Notes to Financial Statements.

Shares		Value(a)

Financials (Continued)
Capital Markets (Continued)
4,625	T Rowe Price Group Inc	$291,190

		4,121,314

Commercial Banks — 2.8%
12,721	BB&T Corp	392,443
3,603	Comerica Inc (c)	110,648
16,784	Fifth Third Bancorp	224,906
4,629	First Horizon National Corp	40,041
15,771	Huntington Bancshares Inc/OH	100,934
17,388	KeyCorp	134,583
2,306	M&T Bank Corp	190,406
9,687	PNC Financial Services Group Inc	591,973
25,782	Regions Financial Corp	174,028
9,859	SunTrust Banks Inc	238,884
34,702	US Bancorp	1,116,016
97,354	Wells Fargo & Co	3,255,518
3,529	Zions Bancorporation	68,533

		6,638,913

Consumer Finance — 0.9%
18,344	American Express Co	1,067,804
10,632	Capital One Financial Corp	581,145
9,670	Discover Financial Services	334,389
8,935	SLM Corp	140,369

		2,123,707

Diversified Financial Services — 2.7%
197,436	Bank of America Corp (b)	1,615,026
53,719	Citigroup Inc	1,472,438
1,212	CME Group Inc	324,949
1,324	IntercontinentalExchange Inc †	180,038
69,740	JPMorgan Chase & Co	2,491,810
3,629	Leucadia National Corp	77,189
3,622	Moody’s Corp	132,384
2,242	NASDAQ OMX Group Inc/The	50,826
4,653	NYSE Euronext	119,024

		6,463,684

Insurance — 3.4%
6,205	ACE Ltd	459,977
8,522	Aflac Inc	362,952
9,002	Allstate Corp/The	315,880

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Insurance (Continued)
11,664	American International Group Inc †	$374,298
5,933	Aon PLC	277,546
1,571	Assurant Inc	54,734
32,218	Berkshire Hathaway Inc, Class B †	2,684,726
4,947	Chubb Corp/The	360,241
2,961	Cincinnati Financial Corp	112,725
9,004	Genworth Financial Inc, Class A †	50,963
8,032	Hartford Financial Services Group Inc	141,604
5,229	Lincoln National Corp	114,358
5,574	Loews Corp	228,032
9,915	Marsh & McLennan Cos Inc	319,560
19,457	MetLife Inc	600,248
5,500	Principal Financial Group Inc	144,265
11,157	Progressive Corp/The	232,400
8,575	Prudential Financial Inc	415,287
1,803	Torchmark Corp	91,142
7,172	Travelers Cos Inc/The	457,861
5,236	Unum Group	100,165
5,759	XL Group Plc	121,169

		8,020,133

Real Estate Investment Trusts (REITs) — 2.0%
7,229	American Tower Corp	505,379
2,588	Apartment Investment & Management Co, Class A	69,954
1,737	AvalonBay Communities Inc	245,751
2,744	Boston Properties Inc	297,367
5,478	Equity Residential	341,608
7,685	HCP Inc	339,293
3,917	Health Care REIT Inc	228,361
13,161	Host Hotels & Resorts Inc	208,207
7,425	Kimco Realty Corp	141,298
2,958	Plum Creek Timber Co Inc	117,433
8,374	Prologis Inc	278,268
2,594	Public Storage	374,600
5,552	Simon Property Group Inc	864,224
5,271	Ventas Inc	332,705
3,377	Vornado Realty Trust	283,600
9,789	Weyerhaeuser Co	218,882

		4,846,930

See Notes to Financial Statements.

Shares		Value(a)

Financials (Continued)
Real Estate Management & Development — 0.1%
6,008	CBRE Group Inc, Class A †	$98,291

Thrifts & Mortgage Finance — 0.1%
9,675	Hudson City Bancorp Inc	61,630
6,553	People’s United Financial Inc	76,080

		137,710

Total Financials		32,450,682

Health Care — 11.4%
Biotechnology — 1.4%
3,519	Alexion Pharmaceuticals Inc †	349,437
14,248	Amgen Inc	1,040,674
4,388	Biogen Idec Inc †	633,539
8,070	Celgene Corp †	517,771
13,818	Gilead Sciences Inc †	708,587

		3,250,008

Health Care Equipment & Supplies — 1.7%
10,087	Baxter International Inc	536,124
3,713	Becton Dickinson and Co	277,547
26,481	Boston Scientific Corp †	150,147
4,065	CareFusion Corp †	104,389
8,819	Covidien PLC	471,816
1,533	CR Bard Inc	164,706
2,591	DENTSPLY International Inc	97,966
2,097	Edwards Lifesciences Corp †	216,620
727	Intuitive Surgical Inc †	402,605
18,986	Medtronic Inc	735,328
5,749	St Jude Medical Inc	229,443
5,909	Stryker Corp	325,586
2,061	Varian Medical Systems Inc †	125,247
3,250	Zimmer Holdings Inc	209,170

		4,046,694

Health Care Providers & Services — 1.9%
6,393	Aetna Inc	247,857
4,594	AmerisourceBergen Corp	180,774
6,307	Cardinal Health Inc	264,894
5,227	Cigna Corp	229,988
2,705	Coventry Health Care Inc	85,992
1,709	DaVita Inc †	167,841

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Providers & Services (Continued)
14,756	Express Scripts Holding Co †	$823,827
2,993	Humana Inc	231,778
1,773	Laboratory Corp of America Holdings †	164,197
4,312	McKesson Corp	404,250
1,606	Patterson Cos Inc	55,359
2,889	Quest Diagnostics Inc	173,051
7,828	Tenet Healthcare Corp †	41,019
19,006	UnitedHealth Group Inc	1,111,851
6,061	WellPoint Inc	386,631

		4,569,309

Health Care Technology — 0.1%
2,662	Cerner Corp †	220,041

Life Sciences Tools & Services — 0.4%
6,342	Agilent Technologies Inc	248,860
3,252	Life Technologies Corp †	146,307
2,152	PerkinElmer Inc	55,522
6,675	Thermo Fisher Scientific Inc	346,499
1,625	Waters Corp †	129,139

		926,327

Pharmaceuticals — 5.9%
28,825	Abbott Laboratories	1,858,348
5,634	Allergan Inc/United States	521,539
30,945	Bristol-Myers Squibb Co	1,112,473
18,708	Eli Lilly & Co	802,760
4,844	Forest Laboratories Inc †	169,492
3,025	Hospira Inc †	105,815
50,315	Johnson & Johnson (b)	3,399,281
55,723	Merck & Co Inc	2,326,435
7,789	Mylan Inc/PA †	166,451
1,702	Perrigo Co	200,717
137,188	Pfizer Inc (b)	3,155,324
2,320	Watson Pharmaceuticals Inc †	171,657

		13,990,292

Total Health Care		27,002,671

See Notes to Financial Statements.

Shares		Value(a)

Industrials — 9.9%
Aerospace & Defense — 2.4%
13,723	Boeing Co/The	$1,019,619
6,606	General Dynamics Corp	435,732
2,295	Goodrich Corp	291,235
14,275	Honeywell International Inc	797,116
1,806	L-3 Communications Holdings Inc	133,662
4,864	Lockheed Martin Corp	423,557
4,609	Northrop Grumman Corp	294,008
2,648	Precision Castparts Corp	435,569
6,106	Raytheon Co	345,539
2,711	Rockwell Collins Inc	133,788
5,102	Textron Inc	126,887
16,696	United Technologies Corp	1,261,049

		5,697,761

Air Freight & Logistics — 0.9%
2,980	CH Robinson Worldwide Inc	174,419
3,869	Expeditors International of Washington Inc	149,924
5,777	FedEx Corp	529,231
17,578	United Parcel Service Inc, Class B	1,384,443

		2,238,017

Airlines — 0.1%
14,064	Southwest Airlines Co	129,670

Building Products — 0.0% #
6,519	Masco Corp	90,419

Commercial Services & Supplies — 0.4%
1,898	Avery Dennison Corp	51,891
2,021	Cintas Corp	78,031
3,136	Iron Mountain Inc	103,363
3,668	Pitney Bowes Inc	54,910
5,739	Republic Services Inc	151,854
3,420	RR Donnelley & Sons Co	40,253
1,546	Stericycle Inc †	141,722
8,418	Waste Management Inc	281,161

		903,185

Construction & Engineering — 0.1%
3,083	Fluor Corp	152,116
2,363	Jacobs Engineering Group Inc †	89,463
3,902	Quanta Services Inc †	93,921

		335,500

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Electrical Equipment — 0.5%
2,892	Cooper Industries PLC	$197,176
13,400	Emerson Electric Co	624,172
2,598	Rockwell Automation Inc	171,624
1,767	Roper Industries Inc	174,191

		1,167,163

Industrial Conglomerates — 2.6%
12,712	3M Co	1,138,995
10,534	Danaher Corp	548,611
194,113	General Electric Co (b)	4,045,315
8,479	Tyco International Ltd	448,115

		6,181,036

Machinery — 1.8%
11,951	Caterpillar Inc	1,014,759
3,501	Cummins Inc	339,282
7,286	Deere & Co	589,219
3,351	Dover Corp	179,647
6,186	Eaton Corp	245,151
1,001	Flowserve Corp	114,865
8,745	Illinois Tool Works Inc	462,523
5,426	Ingersoll-Rand PLC	228,869
1,939	Joy Global Inc	109,999
6,511	PACCAR Inc	255,166
2,121	Pall Corp	116,252
2,753	Parker Hannifin Corp	211,651
1,064	Snap-on Inc	66,234
3,093	Stanley Black & Decker Inc	199,066
3,370	Xylem Inc/NY	84,823

		4,217,506

Professional Services — 0.1%
914	Dun & Bradstreet Corp/The	65,049
2,205	Equifax Inc	102,753
2,593	Robert Half International Inc	74,082

		241,884

Road & Rail — 0.8%
19,038	CSX Corp	425,690
5,968	Norfolk Southern Corp	428,323
973	Ryder System Inc	35,038

See Notes to Financial Statements.

Shares		Value(a)

Industrials (Continued)
Road & Rail (Continued)
8,724	Union Pacific Corp	$1,040,860

		1,929,911

Trading Companies & Distributors — 0.2%
5,387	Fastenal Co	217,150
1,112	WW Grainger Inc	212,659

		429,809

Total Industrials		23,561,861

Information Technology — 18.8%
Communications Equipment — 1.7%
98,273	Cisco Systems Inc	1,687,347
1,444	F5 Networks Inc †	143,765
2,084	Harris Corp	87,215
4,362	JDS Uniphase Corp †	47,982
9,604	Juniper Networks Inc †	156,641
5,368	Motorola Solutions Inc	258,255
31,406	QUALCOMM Inc	1,748,686

		4,129,891

Computers & Peripherals — 5.4%
17,131	Apple Inc †	10,004,504
27,236	Dell Inc †	340,995
38,468	EMC Corp/MA †	985,935
36,226	Hewlett-Packard Co	728,505
1,357	Lexmark International Inc, Class A	36,069
6,623	NetApp Inc †	210,744
4,422	SanDisk Corp †	161,314
6,928	Seagate Technology PLC	171,329
4,268	Western Digital Corp †	130,089

		12,769,484

Electronic Equipment, Instruments & Components — 0.4%
2,980	Amphenol Corp, Class A	163,662
27,768	Corning Inc	359,040
2,825	FLIR Systems Inc	55,087
3,332	Jabil Circuit Inc	67,740
2,520	Molex Inc	60,329
7,776	TE Connectivity Ltd	248,132

		953,990

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
IT Services — 3.7%
11,809	Accenture PLC, Class A	$709,603
8,951	Automatic Data Processing Inc	498,213
5,535	Cognizant Technology Solutions Corp, Class A †	332,100
2,843	Computer Sciences Corp	70,563
4,374	Fidelity National Information Services Inc	149,066
2,528	Fiserv Inc †	182,572
21,141	International Business Machines Corp (b)	4,134,757
1,939	Mastercard Inc, Class A	833,983
5,885	Paychex Inc	184,848
5,068	SAIC Inc	61,424
3,054	Teradata Corp †	219,918
2,944	Total System Services Inc	70,450
9,122	Visa Inc, Class A	1,127,753
11,318	Western Union Co/The	190,595

		8,765,845

Internet Software & Services — 1.7%
3,282	Akamai Technologies Inc †	104,203
21,054	eBay Inc †	884,479
4,658	Google Inc, Class A †	2,701,966
2,894	VeriSign Inc †	126,092
22,146	Yahoo! Inc †	350,571

		4,167,311

Office Electronics — 0.1%
24,301	Xerox Corp	191,249

Semiconductors & Semiconductor Equipment — 2.2%
11,145	Advanced Micro Devices Inc †	63,861
5,882	Altera Corp	199,047
5,434	Analog Devices Inc	204,699
23,558	Applied Materials Inc	269,975
9,085	Broadcom Corp, Class A †	307,073
1,127	First Solar Inc †	16,973
92,171	Intel Corp	2,456,357
3,042	KLA-Tencor Corp	149,818
3,645	Lam Research Corp †	137,562
4,178	Linear Technology Corp	130,897
10,422	LSI Corp †	66,388
3,546	Microchip Technology Inc	117,302
18,130	Micron Technology Inc †	114,400

See Notes to Financial Statements.

Shares		Value(a)

Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
11,142	NVIDIA Corp †	$153,982
3,608	Teradyne Inc †	50,728
20,891	Texas Instruments Inc	599,363
4,777	Xilinx Inc	160,364

		5,198,789

Software — 3.6%
9,010	Adobe Systems Inc †	291,654
4,121	Autodesk Inc †	144,194
2,996	BMC Software Inc †	127,869
6,483	CA Inc	175,624
3,386	Citrix Systems Inc †	284,221
5,823	Electronic Arts Inc †	71,914
5,380	Intuit Inc	319,303
136,979	Microsoft Corp (b)	4,190,188
71,095	Oracle Corp	2,111,522
3,524	Red Hat Inc †	199,036
2,528	Salesforce.com Inc †	349,521
13,309	Symantec Corp †	194,444

		8,459,490

Total Information Technology		44,636,049

Materials — 3.2%
Chemicals — 2.2%
3,842	Air Products & Chemicals Inc	310,165
1,268	Airgas Inc	106,525
1,194	CF Industries Holdings Inc	231,325
21,900	Dow Chemical Co/The	689,850
2,527	Eastman Chemical Co	127,285
5,314	Ecolab Inc	364,168
17,167	EI du Pont de Nemours & Co	868,135
2,548	FMC Corp	136,267
1,476	International Flavors & Fragrances Inc	80,885
9,769	Monsanto Co	808,678
5,433	Mosaic Co/The	297,511
2,773	PPG Industries Inc	294,271
5,444	Praxair Inc	591,926
1,577	Sherwin-Williams Co/The	208,716
2,202	Sigma-Aldrich Corp	162,794

		5,278,501

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Materials (Continued)
Construction Materials — 0.1%
2,358	Vulcan Materials Co	$93,636

Containers & Packaging — 0.1%
2,870	Ball Corp	117,813
1,888	Bemis Co Inc	59,170
3,021	Owens-Illinois Inc †	57,913
3,555	Sealed Air Corp	54,889

		289,785

Metals & Mining — 0.7%
19,452	Alcoa Inc	170,205
2,044	Allegheny Technologies Inc	65,183
2,591	Cliffs Natural Resources Inc	127,710
17,388	Freeport-McMoRan Copper & Gold Inc	592,409
9,033	Newmont Mining Corp	438,191
5,782	Nucor Corp	219,138
1,577	Titanium Metals Corp	17,836
2,638	United States Steel Corp	54,343

		1,685,015

Paper & Forest Products — 0.1%
7,975	International Paper Co	230,557
3,157	MeadWestvaco Corp	90,764

		321,321

Total Materials		7,668,258

Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.9%
107,414	AT&T Inc	3,830,383
11,305	CenturyLink Inc	446,435
19,068	Frontier Communications Corp	73,030
52,049	Verizon Communications Inc	2,313,058
10,779	Windstream Corp	104,125

		6,767,031

Wireless Telecommunication Services — 0.2%
4,723	Crown Castle International Corp †	277,051
5,586	MetroPCS Communications Inc †	33,795
54,691	Sprint Nextel Corp †	178,293

		489,139

Total Telecommunication Services		7,256,170

See Notes to Financial Statements.

Shares		Value(a)

Utilities — 3.5%
Electric Utilities — 1.9%
8,820	American Electric Power Co Inc	$351,918
24,515	Duke Energy Corp	565,316
5,944	Edison International	274,613
3,222	Entergy Corp	218,741
15,616	Exelon Corp	587,474
7,630	FirstEnergy Corp	375,320
7,641	NextEra Energy Inc	525,777
5,713	Northeast Utilities	221,721
4,182	Pepco Holdings Inc	81,842
2,005	Pinnacle West Capital Corp	103,739
10,568	PPL Corp	293,896
5,386	Progress Energy Inc	324,076
15,915	Southern Co/The	736,864

		4,661,297

Gas Utilities — 0.1%
2,149	AGL Resources Inc	83,274
3,807	ONEOK Inc	161,074

		244,348

Independent Power Producers & Energy Traders — 0.1%
11,738	AES Corp/The †	150,598
4,171	NRG Energy Inc †	72,409

		223,007

Multi-Utilities — 1.4%
4,427	Ameren Corp	148,482
7,774	CenterPoint Energy Inc	160,689
4,694	CMS Energy Corp	110,309
5,343	Consolidated Edison Inc	332,281
10,470	Dominion Resources Inc/VA	565,380
3,090	DTE Energy Co	183,330
1,427	Integrys Energy Group Inc	81,153
5,148	NiSource Inc	127,413
7,737	PG&E Corp	350,254
9,233	Public Service Enterprise Group Inc	300,072
2,115	SCANA Corp	101,182
4,389	Sempra Energy	302,314
3,953	TECO Energy Inc	71,391
4,205	Wisconsin Energy Corp	166,392

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Multi-Utilities (Continued)
8,882	Xcel Energy Inc	$252,338

		3,252,980

Total Utilities		8,381,632

TOTAL COMMON STOCKS
(Cost $92,595,660)		225,401,745

INVESTMENT COMPANY — 3.6%
(Cost $8,569,747)
8,569,747	State Street Institutional U.S. Government Money Market Fund	8,569,747

Principal Amount

U.S. TREASURY BILL — 1.5%
(Cost $3,497,754)
$3,500,000	0.059% due 12/13/2012 (b),(d),(e)	3,497,729

TOTAL INVESTMENTS
(Cost $104,663,161)	100.0%	237,469,221
OTHER ASSETS AND LIABILITIES (Net)	0.0 #	45,246

NET ASSETS	100.0%	$237,514,467

#	Amount represents less than 0.05% of net assets.

†	Non-income producing security.

(a)	As of June 30, 2012, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts.

(c)	Affiliated company security (See Notes to Financial Statements, Notes 3 and 7).

(d)	Rate represents annualized yield at date of purchase.

(e)	Zero-coupon bond.

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Index 500 Fund

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $104,573,683)	$237,358,573
Securities of affiliated company (cost — $89,478)	110,648

Total Investments	237,469,221
Dividends and interest receivable	292,923
Receivable for investment securities sold	206,812
Receivable for Fund shares sold	79,814
Variation margin receivable on open futures contracts	316,200
Prepaid expenses and other assets	43,947

Total Assets	238,408,917

LIABILITIES:
Payable for investment securities purchased	363,822
Payable for Fund shares redeemed	124,614
Trustees’ fees and expenses payable	193,552
Transfer agency/record keeping fees payable	70,651
Distribution and shareholder servicing fees payable — Class A, B and R Shares	29,292
Administration fees payable	26,895
Custody fees payable	10,786
Shareholder servicing fees payable — Class K Shares	2,521
Investment advisory fees payable	2,190
Accrued expenses and other payables	70,127

Total Liabilities	894,450

NET ASSETS	$237,514,467

Investments, at cost	$104,663,161

See Notes to Financial Statements.

NET ASSETS consist of:
Undistributed net investment income	$10,897
Accumulated net realized gain on security transactions and futures contracts	15,203,674
Net unrealized appreciation of securities and futures contracts	133,321,895
Paid-in capital	88,978,001

$237,514,467

NET ASSETS:
Class Y Shares	$17,104,116

Class A Shares	$191,445,564

Class B Shares	$5,994,428

Class K Shares	$12,490,259

Class R Shares	$10,480,100

SHARES OUTSTANDING:
Class Y Shares	903,187

Class A Shares	10,139,705

Class B Shares	317,380

Class K Shares	662,135

Class R Shares	555,440

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$18.94

CLASS A SHARES:
Net asset value and redemption price per share	$18.88

Maximum sales charge	2.50%
Maximum offering price per share	$19.36

CLASS B SHARES:
Net asset value and offering price per share*	$18.89

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$18.86

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$18.87

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Index 500 Fund

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$3,453
Dividends on securities of unaffiliated companies	5,169,705
Dividends on securities of affiliated company	1,841

Total Investment Income	5,174,999

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	504,093
Class B Shares	78,278
Class R Shares	46,006
Shareholder servicing fees:
Class K Shares	34,380
Investment advisory fees	493,137
Administration fees	348,633
Transfer agency/record keeping fees	288,389
Custody fees	131,202
Legal and audit fees	88,105
Registration and filing fees	74,297
Trustees’ fees and expenses	73,606
Other	115,148

Total Expenses	2,275,274
Fees waived by distributor	(240,775)

Total Expenses	2,034,499

NET INVESTMENT INCOME	3,140,500

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions of unaffiliated companies	29,247,361
Security transactions of affiliated company	1,584
Futures contracts	870,102
Net change in unrealized appreciation/(depreciation) of:
Securities	(24,922,812)
Futures contracts	102,635

Net realized and unrealized gain on investments	5,298,870

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,439,370

See Notes to Financial Statements.

Munder Index 500 Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
Net investment income	$3,140,500	$3,599,397
Net realized gain from security transactions and futures contracts	30,119,047	32,610,354
Net change in net unrealized appreciation/(depreciation) of securities and futures contracts	(24,820,177)	41,206,945

Net increase in net assets resulting from operations	8,439,370	77,416,696
Dividends to shareholders from net investment income:
Class Y Shares	(223,953)	(248,041)
Class A Shares	(2,546,115)	(2,812,587)
Class B Shares	(70,724)	(126,671)
Class K Shares	(161,485)	(335,663)
Class R Shares	(88,948)	(70,127)
Distributions to shareholders from net realized gains:
Class Y Shares	(1,928,128)	(2,378,268)
Class A Shares	(24,011,378)	(24,844,668)
Class B Shares	(960,180)	(1,638,688)
Class K Shares	(1,648,028)	(3,337,676)
Class R Shares	(1,099,103)	(853,007)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	4,749,367	(9,481,862)
Class A Shares	(20,302,173)	(1,030,014)
Class B Shares	(4,629,896)	(7,376,669)
Class K Shares	(3,166,364)	(20,119,531)
Class R Shares	2,912,574	824,428
Short-term trading fees	—	56

Net increase/(decrease) in net assets	(44,735,164)	3,587,708
NET ASSETS:
Beginning of year	282,249,631	278,661,923

End of year	$237,514,467	$282,249,631

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$10,897	$(49,367)

See Notes to Financial Statements.

Munder Index 500 Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2012	Year Ended June 30, 2011
Amount
Class Y Shares:
Sold	$9,334,686	$4,454,028
Issued as reinvestment of dividends and distributions	2,077,979	2,454,648
Redeemed	(6,663,298)	(16,390,538)

Net increase/(decrease)	$4,749,367	$(9,481,862)

Class A Shares:
Sold*	$29,996,430	$29,627,406
Issued as reinvestment of dividends and distributions	22,406,858	22,417,095
Redeemed	(72,705,461)	(53,074,515)

Net decrease	$(20,302,173)	$(1,030,014)

Class B Shares:
Sold	$181,133	$404,304
Issued as reinvestment of dividends and distributions	835,825	1,413,662
Redeemed*	(5,646,854)	(9,194,635)

Net decrease	$(4,629,896)	$(7,376,669)

Class K Shares:
Sold	$2,016,545	$3,055,008
Issued as reinvestment of dividends and distributions	1,739,596	3,605,901
Redeemed	(6,922,505)	(26,780,440)

Net decrease	$(3,166,364)	$(20,119,531)

Class R Shares:
Sold	$5,563,403	$2,688,765
Issued as reinvestment of dividends and distributions	1,188,036	923,134
Redeemed	(3,838,865)	(2,787,471)

Net increase	$2,912,574	$824,428

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Year Ended June 30, 2012	Year Ended June 30, 2011
Shares
Class Y Shares:
Sold	478,245	203,888
Issued as reinvestment of dividends and distributions	119,333	122,765
Redeemed	(370,191)	(801,706)

Net increase/(decrease)	227,387	(475,053)

Class A Shares:
Sold*	1,601,155	1,446,900
Issued as reinvestment of dividends and distributions	1,291,077	1,123,526
Redeemed	(3,817,663)	(2,586,823)

Net decrease	(925,431)	(16,397)

Class B Shares:
Sold	10,249	20,047
Issued as reinvestment of dividends and distributions	48,215	70,907
Redeemed*	(294,807)	(450,161)

Net decrease	(236,343)	(359,207)

Class K Shares:
Sold	105,906	147,615
Issued as reinvestment of dividends and distributions	100,332	180,969
Redeemed	(359,717)	(1,300,915)

Net decrease	(153,479)	(972,331)

Class R Shares:
Sold	291,213	130,929
Issued as reinvestment of dividends and distributions	68,574	46,317
Redeemed	(203,424)	(134,564)

Net increase	156,363	42,682

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$20.94	$18.27	$16.76	$25.43	$31.30

Income/(loss) from investment operations:
Net investment income	0.27	0.28	0.27	0.37	0.49
Net realized and unrealized gain/(loss) on investments	0.48	5.05	2.18	(6.66)	(4.50)

Total from investment operations	0.75	5.33	2.45	(6.29)	(4.01)

Less distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.28)	(0.38)	(0.50)
Distributions from net realized gains	(2.47)	(2.37)	(0.66)	(2.00)	(1.36)

Total distributions	(2.75)	(2.66)	(0.94)	(2.38)	(1.86)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$18.94	$20.94	$18.27	$16.76	$25.43

Total return(d)	4.89%	29.99%	14.18%	(26.47)%	(13.49)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$17,104	$14,154	$21,021	$27,609	$63,337
Ratio of operating expenses to average net assets	0.65%	0.61%	0.57%	0.55%	0.39%
Ratio of net investment income to average net assets	1.43%	1.38%	1.41%	2.00%	1.70%
Portfolio turnover rate	3%	5%	5%	6%	3%
Ratio of operating expenses to average net assets without expense waivers	0.65%	0.61%	0.57%	0.55%	0.39%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

A Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$20.89	$18.22	$16.72	$25.38	$31.24

0.25	0.25	0.25	0.34	0.42

0.46	5.05	2.16	(6.64)	(4.48)

0.71	5.30	2.41	(6.30)	(4.06)

(0.25)	(0.26)	(0.25)	(0.36)	(0.44)
(2.47)	(2.37)	(0.66)	(2.00)	(1.36)

(2.72)	(2.63)	(0.91)	(2.36)	(1.80)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$18.88	$20.89	$18.22	$16.72	$25.38

4.69%	29.88%	13.98%	(26.59)%	(13.68)%

$191,446	$231,167	$201,950	$196,811	$317,990

0.80%	0.76%	0.72%	0.71%	0.60%

1.30%	1.23%	1.26%	1.87%	1.46%
3%	5%	5%	6%	3%

0.90%	0.86%	0.82%	0.81%	0.64%

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	B Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$20.90	$18.23	$16.73	$25.39	$31.25

Income/(loss) from investment operations:
Net investment income	0.18	0.18	0.18	0.28	0.35
Net realized and unrealized gain/(loss) on investments	0.46	5.05	2.16	(6.64)	(4.49)

Total from investment operations	0.64	5.23	2.34	(6.36)	(4.14)

Less distributions:
Dividends from net investment income	(0.18)	(0.19)	(0.18)	(0.30)	(0.36)
Distributions from net realized gains	(2.47)	(2.37)	(0.66)	(2.00)	(1.36)

Total distributions	(2.65)	(2.56)	(0.84)	(2.30)	(1.72)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$18.89	$20.90	$18.23	$16.73	$25.39

Total return(d)	4.32%	29.42%	13.58%	(26.83)%	(13.91)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$5,994	$11,571	$16,642	$24,338	$49,290
Ratio of operating expenses to average net assets	1.15%	1.11%	1.07%	1.05%	0.89%
Ratio of net investment income to average net assets	0.94%	0.89%	0.91%	1.52%	1.19%
Portfolio turnover rate	3%	5%	5%	6%	3%
Ratio of operating expenses to average net assets without expense waivers	1.65%	1.61%	1.57%	1.55%	1.39%

(a)	Class B Shares and Class K Shares of the Fund commenced operations on October 31, 1995 and December 7, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

K Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$20.87	$18.21	$16.71	$25.37	$31.22

0.23	0.23	0.23	0.33	0.42

0.46	5.04	2.16	(6.65)	(4.48)

0.69	5.27	2.39	(6.32)	(4.06)

(0.23)	(0.24)	(0.23)	(0.34)	(0.43)
(2.47)	(2.37)	(0.66)	(2.00)	(1.36)

(2.70)	(2.61)	(0.89)	(2.34)	(1.79)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$18.86	$20.87	$18.21	$16.71	$25.37

4.58%	29.71%	13.88%	(26.67)%	(13.67)%

$12,490	$17,025	$32,558	$49,686	$122,021

0.90%	0.86%	0.82%	0.79%	0.64%

1.19%	1.15%	1.17%	1.76%	1.44%
3%	5%	5%	6%	3%

0.90%	0.86%	0.82%	0.79%	0.64%

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	R Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$20.88	$18.21	$16.71	$25.38	$31.24

Income/(loss) from investment operations:
Net investment income	0.18	0.18	0.18	0.27	0.34
Net realized and unrealized gain/(loss) on investments	0.46	5.05	2.16	(6.64)	(4.48)

Total from investment operations	0.64	5.23	2.34	(6.37)	(4.14)

Less distributions:
Dividends from net investment income	(0.18)	(0.19)	(0.18)	(0.30)	(0.36)
Distributions from net realized gains	(2.47)	(2.37)	(0.66)	(2.00)	(1.36)

Total distributions	(2.65)	(2.56)	(0.84)	(2.30)	(1.72)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$18.87	$20.88	$18.21	$16.71	$25.38

Total return(d)	4.32%	29.45%	13.59%	(26.89)%	(13.92)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$10,480	$8,332	$6,492	$6,231	$7,026
Ratio of operating expenses to average net assets	1.16%	1.11%	1.07%	1.06%	0.88%
Ratio of net investment income to average net assets	0.94%	0.88%	0.91%	1.50%	1.21%
Portfolio turnover rate	3%	5%	5%	6%	3%
Ratio of operating expenses to average net assets without expense reimbursements	1.16%	1.11%	1.07%	1.06%	0.88%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statments.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Index 500 Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide performance and income that is comparable to the S&P 500® Index, a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2012 (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may be valued at the mean of the bid and asked prices. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable publicly-traded securities information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2012 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 — Quoted Prices	$237,469,221	$515,835
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$237,469,221	$515,835

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the year ended June 30, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2012 (continued)

Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.20% on the first $250 million of its average daily net assets; 0.12%

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2012 (continued)

on the next $250 million; and 0.07% on average daily net assets exceeding $500 million. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.20% for advisory services. Pursuant to an investment sub-advisory agreement with the Advisor, World Asset Management, Inc. (“World”) is responsible for the management of the Fund, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, World is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.12% on the first $10 million of the Fund’s average daily net assets; 0.10% on the next $40 million; 0.08% on the next $50 million; 0.04% on the next $100 million; and 0.02% on average daily net assets exceeding $200 million.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2012, the Advisor earned $348,633 before payment of sub-administration fees and $235,533 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.1414% for administrative services.

Comerica Bank, which is an affiliate of World, provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. For the year ended June 30, 2012, Comerica Bank was paid $1,053 for its administrative, record keeping and other related services provided to the Fund.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2012 (continued)

Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2012, no officer, director or employee of the Advisor, World, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor (“Distributor”).

During the year ended June 30, 2012, the Distributor voluntarily waived a portion of its 12b-1 fees for Class A and Class B Shares of the Fund amounting to $201,636 and $39,139, respectively. These waivers are collectively reflected as fees waived by distributor in the accompanying Statement of Operations.

Comerica Bank and Comerica Securities, Inc. (“Comerica Securities”), a wholly owned subsidiary of Comerica Bank, are among the Service Organizations who may receive fees from the Fund under the Plan. For the year

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2012 (continued)

ended June 30, 2012, the Fund paid $285 to Comerica Securities and $1,295 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, K and R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $8,236,054 and $67,495,887, respectively, for the year ended June 30, 2012.

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $135,385,995, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $6,045,408 and net appreciation for tax purposes was $129,340,587. At June 30, 2012, aggregate cost for tax purposes was $108,128,634.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2012 is as follows:

Derivatives	Liability Derivatives	Fair Value
Equity Contracts (Futures)	Balance Sheet Location:	$515,835	*
	Net Assets—Net Unrealized Appreciation

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

For the year ended June 30, 2012, the Fund had the following derivative activity:

Derivative	Net Realized Gain Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Equity Contracts (Futures)	$870,102	$102,635

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2012 (continued)

At June 30, 2012, the Fund had the following open financial futures contracts*:

	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Appreciation
S&P 500 E Mini Index Futures, September 2012	186	$12,098,685	$12,614,520	$515,835

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

7.	Affiliated Company Securities

The term “affiliated company” includes any company with control over an investment advisor or sub-advisor to the Fund. At, or during the year ended June 30, 2012, the Fund held the following securities of a company that could be deemed to be an affiliated company:

		Purchased		Sold
Company	Value at 6/30/11	Cost	Shares	Proceeds	Shares	Value at 06/30/12	Dividend Income	Realized Gain
Comerica Incorporated	$148,824	$18,091	554	$37,327	1,256	$110,648	$1,841	$1,584

8.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the Fund were $3,093.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2012 (continued)

unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from non-taxable dividend adjustments to income were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$10,989	$(10,989)	$—

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2012 and June 30, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
June 30, 2012	$3,807,743	$28,930,299	$32,738,042
June 30, 2011	4,453,855	32,191,541	36,645,396

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Total
$441,312	$18,878,078	$129,340,587	$148,659,977

The differences between book and tax distributable earnings were primarily due to wash sales, mark-to-market adjustments of futures contracts, real estate investment trust basis adjustments, deferred trustees’ fees and return of capital basis adjustments.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Index 500 Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Index 500 Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Index 500 Fund of Munder Series Trust at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2012

11.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2012, the Fund designated approximately $5,093,951 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2012, the amount of long term capital gain distributions designated by the Fund was $28,930,299.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of World’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. World votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

amended (“Advisory Agreement”). The Advisor has retained World Asset Management, Inc. (“World”) to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated December 29, 2006, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and World, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and World and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, World, each of their services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and World to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and World. In connection with these considerations, the Board was presented with detailed information concerning the organizational structures of the Advisor and World, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and World;

•

the qualifications of management of each of the Advisor and World and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and World, personnel changes and changes in employee responsibilities within the Advisor and World in 2011 and 2012, the organizational structure and depth of World’s portfolio management team, and the structure of World’s compensation of key investment personnel;

•	the services provided by the Advisor and World to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and World with respect to the Fund and the processes used by the Advisor to oversee World’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance generally with respect to all of the Munder Funds and World’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and World in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and World: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, tracked closely the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-year period and exceeded the median performance of the Fund’s Lipper peer group for the three-, five- and ten-year periods. In

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with regard to all Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and World and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2011, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board also considered detailed information provided by World as to the fees received by World in 2011 with respect to the services provided by World to the Fund. The Board also considered World’s representation that it does not engage in “soft dollar” transactions on behalf of the Fund. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by World under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and World provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2011 and 2012. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board also considered information provided regarding the fees that World charges to other investment advisory clients, including institutional separate accounts and other registered investment companies, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. The Board was advised that as of December 31, 2011, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or World from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, World and their respective affiliates for providing services to the Fund, the Advisor or World may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

under management resulting from managing the Fund as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2012.

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07.

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.
(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer

and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

World Asset Management, Inc.

255 East Brown Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNINDEX 612

ANNUAL REPORT

June 30, 2012

Munder Integrity Mid-Cap Value Fund

Class Y & A Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

Table of

Contents

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Statement of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
15	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Notes to Financial Statements — Unaudited

Risks: The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

Class (Inception Date)	With Load		Without Load	Russell Midcap® Value Index
CLASS Y (7/1/11)	N/A		$9,852	$9,963
CLASS A (7/1/11)	$9,291	(2)	$9,830	$9,963

ii

AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/12)

Class (Inception Date)	One Year w/load		One Year w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (7/1/11)	N/A		(1.48)%	N/A		(1.48)%
CLASS A (7/1/11)	(7.09)%	(2)	(1.70)%	(7.09)%	(2)	(1.70)%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y and A Shares the gross expense ratios were estimated to be 4.75% and 5.00%, respectively, and the net expense ratios were expected to be 1.25% and 1.50%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/12. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management has limited certain expenses of the Fund since the Fund’s inception. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Integrity Mid-Cap Value Fund’s management team seeks to achieve capital appreciation in the Fund by investing in stocks of medium sized companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell Midcap® Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

Throughout the summer of 2011, sovereign debt concerns weighed on investor mindsets. Mid-cap stocks rebounded strongly in the fourth quarter and into the early part of 2012 due to strong corporate profits, improved domestic economic data (housing and employment), and hopes that Europe was closer to resolving its economic issues. However, mid-cap stocks lost some of their first quarter gains as headwinds emerged; financial contagion fears over Europe’s debt crisis, slowing growth in China, and disappointing job growth in the U.S., all weighed on stocks during the spring of 2012. Under these pessimistic economic conditions global cyclicals, such as energy and industrials, declined, while defensive and U.S.-centric areas, such as utilities and consumer discretionary, outperformed.

SECTOR DIVERSIFICATION
Financials	30.2%
Utilities	10.7%
Industrials	9.8%
Consumer Discretionary	9.7%
Information Technology	9.1%
Health Care	8.5%
Consumer Staples	6.9%
Energy	6.0%
Materials	5.2%
Other	3.9%
Total	100.0%
As a percentage of net assets as of 6/30/12.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2012, the Fund returned -1.48%, underperforming the Russell Midcap® Value Index, which returned -0.37% over the same period.

Notable contributors to the Fund’s performance during the past year included: D.R. Horton Inc., which engages in construction and sale of single family homes; Seagate Technology Inc., which designs, manufactures and markets hard disc drives; The Hain Celestial

Group Inc., which manufactures and distributes organic snack food and personal care products; Wyndham Worldwide Corp., which provides hotel and resort accommodations services; and Woodward Inc., which designs, manufactures and provides control solutions services for aerospace and energy markets.

iv

Notable detractors to the Fund’s performance during the past year included: NRG Energy Inc., which owns and operates power generation facilities; Basic Energy Services Inc., which provides oil and gas drilling services; The Ryland Group Inc., a home construction and mortgage-finance company; EMCOR Group Inc., which provides mechanical, electrical and other facilities maintenance services; and MetroPCS Communications Inc., which provides wireless communications services.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: D.R. Horton Inc.; MGM Resorts International, an owner and operator of casinos; Regions Financial Corp., which operates as a national commercial bank; UDR Inc., a multi-family real estate investment trust; and Windstream Corp., a provider of telecom services.

The team funded these positions in part by selling the Fund’s positions in: Curtiss-Wright Corp., a diversified industrial parts supplier; Darden Restaurants, an operator of casual dining restaurants; Dr. Pepper Snapple Group Inc., a provider of non-alcoholic beverages; Hancock Holding Co., which operates as a national commercial bank; and Joy Global Inc., a manufacturer of mining equipment.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies (approximately 800 of the smallest securities in the Russell 1000® Index, which includes approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by

v

sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through

viii

your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,063.90	$6.41	1.25%
Class A	$1,000.00	$1,062.80	$7.69	1.50%
Hypothetical
Class Y	$1,000.00	$1,018.65	$6.27	1.25%
Class A	$1,000.00	$1,017.40	$7.52	1.50%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, June 30, 2012

Shares		Value(a)

COMMON STOCKS — 96.9%
Consumer Discretionary — 9.7%
Auto Components — 0.6%
910	Dana Holding Corp	$11,657

Hotels, Restaurants & Leisure — 3.1%
1,309	MGM Resorts International †	14,608
323	Penn National Gaming Inc †	14,403
525	Wyndham Worldwide Corp	27,688

		56,699

Household Durables — 1.5%
1,445	DR Horton Inc	26,559

Media — 0.9%
1,144	Gannett Co Inc	16,851

Multiline Retail — 1.4%
341	JC Penney Co Inc	7,949
514	Macy’s Inc	17,656

		25,605

Specialty Retail — 1.7%
316	Children’s Place Retail Stores Inc/The †	15,746
565	Gap Inc/The	15,459

		31,205

Textiles, Apparel & Luxury Goods — 0.5%
230	Warnaco Group Inc/The †	9,793

Total Consumer Discretionary		178,369

Consumer Staples — 6.9%
Beverages — 1.3%
380	Beam Inc	23,746

Food Products — 4.6%
950	Dean Foods Co †	16,179
384	Hain Celestial Group Inc/The †	21,135
226	JM Smucker Co/The	17,068
615	Smithfield Foods Inc †	13,302
255	TreeHouse Foods Inc †	15,884

		83,568

See Notes to Financial Statements.

1

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Tobacco — 1.0%
141	Lorillard Inc	$18,605

Total Consumer Staples		125,919

Energy — 6.0%
Energy Equipment & Services — 1.4%
350	Cameron International Corp †	14,948
551	Superior Energy Services Inc †	11,147

		26,095

Oil, Gas & Consumable Fuels — 4.6%
364	Berry Petroleum Co, Class A	14,436
180	Continental Resources Inc/OK †	11,992
291	Energen Corp	13,133
561	Gulfport Energy Corp †	11,573
174	Noble Energy Inc	14,759
584	Spectra Energy Corp	16,971

		82,864

Total Energy		108,959

Financials — 30.2%
Capital Markets — 3.2%
128	Affiliated Managers Group Inc †	14,010
440	Ameriprise Financial Inc	22,994
961	Invesco Ltd	21,719

		58,723

Commercial Banks — 7.6%
662	Comerica Inc	20,330
1,860	Fifth Third Bancorp	24,924
2,005	First Horizon National Corp	17,343
3,479	KeyCorp	26,928
2,135	Regions Financial Corp	14,411
775	SunTrust Banks Inc	18,778
850	Zions Bancorporation	16,507

		139,221

Diversified Financial Services — 0.8%
565	NYSE Euronext	14,453

Insurance — 8.5%
699	American Financial Group Inc/OH	27,422
749	Arch Capital Group Ltd †	29,728

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Insurance (Continued)
510	Arthur J Gallagher & Co	$17,885
630	Fidelity National Financial Inc, Class A	12,134
1,125	Hartford Financial Services Group Inc	19,834
758	Lincoln National Corp	16,577
793	Unum Group	15,170
426	WR Berkley Corp	16,580

		155,330

Real Estate Investment Trusts (REITs) — 8.7%
1,364	DDR Corp	19,969
1,583	DiamondRock Hospitality Co	16,147
1,149	General Growth Properties Inc	20,785
584	HCP Inc	25,784
377	Highwoods Properties Inc	12,686
3,390	NorthStar Realty Finance Corp	17,696
480	Prologis Inc	15,950
714	UDR Inc	18,450
401	Washington Real Estate Investment Trust	11,408

		158,875

Real Estate Management & Development — 0.6%
145	Jones Lang LaSalle Inc	10,204

Thrifts & Mortgage Finance — 0.8%
651	BankUnited Inc	15,350

Total Financials		552,156

Health Care — 8.5%
Health Care Equipment & Supplies — 1.3%
375	Zimmer Holdings Inc	24,135

Health Care Providers & Services — 5.0%
397	Cigna Corp	17,468
270	Coventry Health Care Inc	8,583
977	HealthSouth Corp †	22,725
304	Humana Inc	23,542
255	LifePoint Hospitals Inc †	10,450
215	Universal Health Services Inc, Class B	9,279

		92,047

See Notes to Financial Statements.

3

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Pharmaceuticals — 2.2%
719	Forest Laboratories Inc †	$25,158
191	Watson Pharmaceuticals Inc †	14,132

		39,290

Total Health Care		155,472

Industrials — 9.8%
Aerospace & Defense — 3.4%
425	BE Aerospace Inc †	18,556
612	Hexcel Corp †	15,783
1,136	Spirit Aerosystems Holdings Inc, Class A †	27,071

		61,410

Building Products — 0.6%
412	Owens Corning †	11,758

Machinery — 2.7%
350	Crane Co	12,733
653	ITT Corp	11,493
153	Parker Hannifin Corp	11,763
209	Stanley Black & Decker Inc	13,451

		49,440

Road & Rail — 2.4%
335	Con-way Inc	12,097
192	Kansas City Southern	13,355
423	Old Dominion Freight Line Inc †	18,312

		43,764

Trading Companies & Distributors — 0.7%
395	United Rentals Inc †	13,446

Total Industrials		179,818

Information Technology — 9.1%
Communications Equipment — 0.7%
775	Ciena Corp †	12,687

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Electronic Equipment, Instruments & Components — 2.6%
1,178	Ingram Micro Inc, Class A †	$20,580
502	Plexus Corp †	14,156
1,325	Vishay Intertechnology Inc †	12,495

		47,231

Semiconductors & Semiconductor Equipment — 4.1%
1,205	Applied Materials Inc	13,809
410	Avago Technologies Ltd	14,719
1,242	Fairchild Semiconductor International Inc †	17,512
1,305	Intersil Corp, Class A	13,898
1,105	Teradyne Inc †	15,537

		75,475

Software — 1.7%
2,025	Compuware Corp †	18,812
413	Parametric Technology Corp †	8,656
163	Progress Software Corp †	3,402

		30,870

Total Information Technology		166,263

Materials — 5.2%
Chemicals — 3.1%
233	Albemarle Corp	13,896
204	Ashland Inc	14,139
284	FMC Corp	15,188
1,007	PolyOne Corp	13,776

		56,999

Metals & Mining — 2.1%
255	Carpenter Technology Corp	12,199
597	RTI International Metals Inc †	13,510
1,051	Steel Dynamics Inc	12,350

		38,059

Total Materials		95,058

Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
1,460	Windstream Corp	14,104

See Notes to Financial Statements.

5

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities — 10.7%
Electric Utilities — 7.4%
709	Edison International	$32,756
970	Great Plains Energy Inc	20,768
617	Northeast Utilities	23,946
1,616	NV Energy Inc	28,409
1,078	PPL Corp	29,979

		135,858

Gas Utilities — 1.3%
794	UGI Corp	23,367

Independent Power Producers & Energy Traders — 1.2%
1,242	NRG Energy Inc †	21,561

Multi-Utility — 0.8%
340	Alliant Energy Corp	15,494

Total Utilities		196,280

TOTAL COMMON STOCKS
(Cost $1,845,309)		1,772,398

INVESTMENT COMPANY — 1.9%
(Cost $35,772)
35,772	State Street Institutional U.S. Government Money Market Fund	35,772

TOTAL INVESTMENTS
(Cost $1,881,081)	98.8%	1,808,170
OTHER ASSETS AND LIABILITIES (Net)	1.2	21,507

NET ASSETS	100.0%	$1,829,677

†	Non-income producing security.

(a)	As of June 30, 2012, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

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7

Munder Integrity Mid-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value (see accompanying schedule)	$1,808,170
Dividends and interest receivable	2,978
Receivable from Advisor	65,805
Prepaid expenses and other assets	11,890

Total Assets	1,888,843

LIABILITIES:
Trustees’ fees and expenses payable	16,600
Audit and Legal fees payable	23,319
Payable for investment securities purchased	6,696
Administration fees payable	5,245
Printing fees payable	4,414
Custody fees payable	1,721
Investment advisory fees payable	1,078
Transfer agency/record keeping fees payable	72
Distribution and shareholder servicing fees payable — Class A Shares	21

Total Liabilities	59,166

NET ASSETS	$1,829,677

Investments, at cost	$1,881,081

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$3,195
Accumulated net realized loss on investments sold	(26,027)
Net unrealized depreciation of investments	(72,911)
Paid-in capital	1,925,420

$1,829,677

NET ASSETS:
Class Y Shares	$1,723,171

Class A Shares	$106,506

SHARES OUTSTANDING:
Class Y Shares	175,284

Class A Shares	10,845

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.83

CLASS A SHARES:
Net asset value and redemption price per share	$9.82

Maximum sales charge	5.50%
Maximum offering price per share	$10.39

See Notes to Financial Statements.

9

Munder Integrity Mid-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$6
Dividends	11,940

Total Investment Income	11,946

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	248
Trustees’ fees and expenses	68,521
Administration fees	64,800
Legal and audit fees	44,747
Registration and filing fees	35,000
Custody fees	22,209
Printing fees expense	17,596
Investment advisory fees	4,951
Transfer agency/record keeping fees	231
Other	14,033

Total Expenses	272,336
Expenses reimbursed by Advisor	(263,837)

Net Expenses	8,499

NET INVESTMENT INCOME	3,447

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from security transactions	(26,027)
Net change in unrealized appreciation/(depreciation) of securities	(72,911)

Net realized and unrealized loss on investments	(98,938)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(95,491)

See Notes to Financial Statements.

10

Munder Integrity Mid-Cap Value Fund

Statement of Changes in Net Assets

Year Ended June 30, 2012*
Net investment income	$3,447
Net realized loss from security transactions	(26,027)
Net change in net unrealized depreciation of securities	(72,911)

Net decrease in net assets resulting from operations	(95,491)
Dividends to shareholders from net investment income:
Class Y Shares	(209)
Class A Shares	(99)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	1,817,650
Class A Shares	107,826

Net increase in net assets	1,829,677
NET ASSETS:
Beginning of year	—

End of year	$1,829,677

Undistributed net investment income	$3,195

*	The Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

11

Munder Integrity Mid-Cap Value Fund

Statement of Changes in Net Assets—Capital Stock Activity

Year Ended June 30, 2012*
Amount
Class Y Shares:
Sold	$1,817,441
Issued as reinvestment of dividends	209

Net increase	$1,817,650

Class A Shares:
Sold	$107,727
Issued as reinvestment of dividends	99

Net increase	$107,826

*	Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

12

Year Ended June 30, 2012*
Shares
Class Y Shares:
Sold	175,261
Issued as reinvestment of dividends	23

Net increase	175,284

Class A Shares:
Sold	10,834
Issued as reinvestment of dividends	11

Net increase	10,845

*	Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

13

Munder Integrity Mid-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares	A Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/12(b)
Net asset value, beginning of period	$10.00	$10.00

Income/(loss) from investment operations:
Net investment income	0.06	0.02
Net realized and unrealized gain on investments	(0.21)	(0.19)

Total from investment operations	(0.15)	(0.17)

Less distributions:
Dividends from net investment income	(0.02)	(0.01)

Total distributions	(0.02)	(0.01)

Net asset value, end of period	$9.83	$9.82

Total return(c)	(1.48)%	(1.70)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$1,723	$107
Ratio of operating expenses to average net assets	1.25%	1.50%
Ratio of net investment income to average net assets	0.58%	0.22%
Portfolio turnover rate	46%	46%
Ratio of operating expenses to average net assets without expense reimbursements	28.48%	113.21%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 1, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Integrity Mid-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 2 classes of shares— Class A and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale

15

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$1,808,170
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$1,808,170

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the year ended June 30, 2012.

16

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

The Fund is subject to examination by U.S. federal and state tax authorities for all periods presented.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of

17

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

0.75% on the first $500 million of its average daily net assets; and 0.70% on average daily net assets exceeding $500 million. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.75% for advisory services.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50% and 1.25% for Class A and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2012, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $263,837, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2012, the total amount eligible for repayment to the Advisor was $263,837. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

18

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $56,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2012, the Advisor earned $64,800 before payment of sub-administration fees and $41,332 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2012, the Fund paid an annual effective rate of 9.8088% for administrative services.

As of June 30, 2012, the Advisor held of record 10.8% of the outstanding shares of the Fund.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2012, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from

19

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rate payable under the Plan for Class A Shares is 0.25% of average daily net assets.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $2,201,709 and $330,018, respectively, for the year ended June 30, 2012.

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $55,167, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $129,425 and net depreciation for tax purposes was $74,258. At June 30, 2012, aggregate cost for tax purposes was $1,882,428.

6.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the Fund were $2.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

20

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from non-deductible 12b-1 fees were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$56	$—	$(56)

During the year ended June 30, 2012, dividends of $308 were paid to shareholders from ordinary income.

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Post October Loss	Capital Loss Carryover	Unrealized Appreciation	Total
$3,195	$(17,308)	$(7,372)	$(74,258)	$(95,743)

The differences between book and tax distributable earnings were primarily due to wash sales.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $7,372 of unused capital losses. The portion of these losses that was realized in the current fiscal year, and therefore does not expire, consists of $7,372 in short-term capital losses. These losses are subject to limitations.

21

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $17,308.

22

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Integrity Mid-Cap Value Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Integrity Mid-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Integrity Mid-Cap Value Fund of Munder Series Trust at June 30, 2012, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

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Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2012, the Fund designated approximately $11,940 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. Integrity votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity Asset

24

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to

25

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2011 and 2012, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

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Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); and (2) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the since inception period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the since inception period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with regard to all Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the

27

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2011, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2011 and 2012. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of

28

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board also considered information provided regarding the fees that Advisor and/or Integrity charges to other investment advisory clients, including institutional separate accounts and other registered investment companies, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Fund as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the

29

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Sub-Advisory Agreement for an additional annual period commencing on July 1, 2012.

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07.

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

30

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

31

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

32

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

33

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

34

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35

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36

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37

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNMCV612

ANNUAL REPORT

June 30, 2012

Munder Integrity Small/Mid-Cap Value Fund

Class Y & A Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

ii	Performance History
iv	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Statement of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
15	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Notes to Financial Statements — Unaudited

Risks: The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

Class (Inception Date)	With Load		Without Load	Russell 2500TM Value Index

CLASS Y (7/1/11)	N/A		$9,849	$9,851

CLASS A (7/1/11)	$9,279	(2)	$9,817	$9,851

ii

AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/12)

Class (Inception Date)	One Year w/load		One Year w/out load	Since Inception w/load		Since Inception w/out load

CLASS Y (7/1/11)	N/A		(1.51)%	N/A		(1.51)%

CLASS A (7/1/11)	(7.21)%	(2)	(1.83)%	(7.21)%	(2)	(1.83)%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y and A Shares the gross expense ratios were estimated to be 4.90% and 5.15%, respectively, and the net expense ratios were expected to be 1.25% and 1.50%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/12. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management has limited certain expenses of the Fund since the Fund’s inception. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of

Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Integrity Small/Mid-Cap Value Fund’s management team seeks to achieve capital appreciation in the Fund by investing in stocks of small and medium sized companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell 2500TM Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

Throughout the summer of 2011, sovereign debt concerns weighed on investor mindsets. Small- and mid-cap stocks rebounded strongly in the fourth quarter and into the early part of 2012 due to strong corporate profits, improved domestic economic data (housing and employment), and hopes that Europe was closer to resolving its economic issues. However, small- and mid-cap stocks lost some of their first quarter gains as headwinds emerged; financial contagion fears over Europe’s debt crisis, slowing growth in China, and disappointing job growth in the U.S., all weighed on stocks during the spring of 2012. Under these pessimistic economic conditions global cyclicals, such as energy and technology, declined, while defensive and U.S.-centric areas, such as utilities and financials, outperformed.

SECTOR DIVERSIFICATION		PERFORMANCE DISCUSSION
Financials Industrials Information Technology Consumer Discretionary Utilities Materials Health Care Other Total	31.2% 12.9% 11.3% 10.3% 9.3% 6.1% 5.9% 13.0% 100.0%

During the twelve-month period ended June 30, 2012, the Fund returned -1.51%, underperforming the Russell 2500TM Value Index, which returned -1.49% over the same period.

Notable contributors to the Fund’s performance during the past year included: Wyndham Worldwide Corp., which provides hotel and resort

As a percentage of net assets as of 6/30/12.

accommodations services; D.R. Horton Inc., which engages in construction and sale of single family homes; The Hain Celestial Group Inc., which manufactures and distributes organic snack food and personal care products; Kodiak Oil & Gas Corp., which engages in the exploration, acquisition and production of crude oil and natural gas; and The Ryland Group Inc., a home construction and mortgage-finance company.

iv

Notable detractors to the Fund’s performance during the past year included: Basic Energy Services Inc., which provides oil and gas drilling services; TTM Technologies Inc., which manufactures printed circuit boards; Invacare Corp., which manufactures and distributes medical equipment; TRW Automotive Holdings Corp., which manufactures automotive parts; and MetroPCS Communications Inc., which provides wireless communications services.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Casey’s General Stores Inc., a convenience store operator; Esterline Technologies Corp., an aerospace and defense supplier; First Horizon National Corp., which operates as a national commercial bank, FirstMerit Corp., which operates as a national commercial bank; and UDR Inc., a multi-family real estate investment trust.

The team funded these positions in part by selling the Fund’s positions in: Curtiss-Wright Corp., a diversified industrial parts supplier; Hancock Holding Co., which operates as a national commercial bank; Joy Global Inc., a manufacturer of mining equipment; OfficeMax Inc., which sells and markets office products; and TRW Automotive Holdings Corp.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies (approximately 2500 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

vii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,067.30	$6.43	1.25%
Class A	$1,000.00	$1,065.10	$7.70	1.50%
Hypothetical
Class Y	$1,000.00	$1,018.65	$6.27	1.25%
Class A	$1,000.00	$1,017.40	$7.52	1.50%

*

Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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viii

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2012

Shares		Value(a)

COMMON STOCKS — 94.4%
Consumer Discretionary — 10.3%
Auto Components — 0.6%
131	Dana Holding Corp	$1,678

Hotels, Restaurants & Leisure — 4.6%
48	CEC Entertainment Inc	1,746
53	Gaylord Entertainment Co †	2,044
46	Penn National Gaming Inc †	2,051
139	Ruby Tuesday Inc †	946
116	Wyndham Worldwide Corp	6,118

		12,905

Household Durables — 2.7%
230	DR Horton Inc	4,228
133	Ryland Group Inc/The	3,402

		7,630

Media — 0.6%
124	Gannett Co Inc	1,827

Specialty Retail — 1.3%
49	Asbury Automotive Group Inc †	1,161
51	Children’s Place Retail Stores Inc/The †	2,541

		3,702

Textiles, Apparel & Luxury Goods — 0.5%
35	Warnaco Group Inc/The †	1,490

Total Consumer Discretionary		29,232

Consumer Staples — 3.2%
Food & Staples Retailing — 0.7%
34	Casey’s General Stores Inc	2,006

Food Products — 2.5%
85	Dean Foods Co †	1,448
60	Hain Celestial Group Inc/The †	3,302
39	TreeHouse Foods Inc †	2,429

		7,179

Total Consumer Staples		9,185

Energy — 4.2%
Energy Equipment & Services — 1.5%
25	CARBO Ceramics Inc	1,918
109	Key Energy Services Inc †	828
72	Superior Energy Services Inc †	1,457

		4,203

See Notes to Financial Statements.

1

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels — 2.7%
45	Berry Petroleum Co, Class A	$1,785
42	Energen Corp	1,895
93	Gulfport Energy Corp †	1,919
253	Kodiak Oil & Gas Corp †	2,077

		7,676

Total Energy		11,879

Financials — 31.2%
Capital Markets — 2.7%
286	Investment Technology Group Inc †	2,631
172	Janus Capital Group Inc	1,345
87	KBW Inc	1,431
71	Waddell & Reed Financial Inc, Class A	2,150

		7,557

Commercial Banks — 12.4%
223	BancorpSouth Inc	3,238
120	First Financial Bancorp	1,918
350	First Horizon National Corp	3,027
215	First Niagara Financial Group Inc	1,645
126	Glacier Bancorp Inc	1,952
425	Huntington Bancshares Inc/OH	2,720
252	KeyCorp	1,950
317	National Penn Bancshares Inc	3,034
277	Susquehanna Bancshares Inc	2,853
1,244	Synovus Financial Corp	2,463
263	Western Alliance Bancorp †	2,462
105	Wintrust Financial Corp	3,727
206	Zions Bancorporation	4,001

		34,990

Insurance — 6.5%
91	American Financial Group Inc/OH	3,570
104	Arch Capital Group Ltd †	4,128
56	Arthur J Gallagher & Co	1,964
92	Fidelity National Financial Inc, Class A	1,772
58	Hanover Insurance Group Inc/The	2,269
25	ProAssurance Corp	2,227
67	WR Berkley Corp	2,608

		18,538

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (REITs) — 8.4%
39	BRE Properties Inc	$1,951
231	CubeSmart	2,696
170	DDR Corp	2,489
322	DiamondRock Hospitality Co	3,284
17	Federal Realty Investment Trust	1,769
231	Lexington Realty Trust	1,957
203	Medical Properties Trust Inc	1,953
426	NorthStar Realty Finance Corp	2,224
246	Sunstone Hotel Investors Inc †	2,703
110	UDR Inc	2,842

		23,868

Thrifts & Mortgage Finance — 1.2%
101	BankUnited Inc	2,381
175	Hudson City Bancorp Inc	1,115

		3,496

Total Financials		88,449

Health Care — 5.9%
Health Care Providers & Services — 4.8%
35	Centene Corp †	1,056
40	Coventry Health Care Inc	1,272
289	Health Management Associates Inc, Class A †	2,269
149	HealthSouth Corp †	3,466
42	LifePoint Hospitals Inc †	1,721
28	Magellan Health Services Inc †	1,269
35	Universal Health Services Inc, Class B	1,510
20	WellCare Health Plans Inc †	1,060

		13,623

Pharmaceuticals — 1.1%
60	Impax Laboratories Inc †	1,216
53	Medicis Pharmaceutical Corp, Class A	1,810

		3,026

Total Health Care		16,649

Industrials — 12.9%
Aerospace & Defense — 4.2%
83	BE Aerospace Inc †	3,624
50	Esterline Technologies Corp †	3,117

See Notes to Financial Statements.

3

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Aerospace & Defense (Continued)
75	Hexcel Corp †	$1,934
132	Spirit Aerosystems Holdings Inc, Class A †	3,146

		11,821

Building Products — 0.7%
70	Owens Corning †	1,998

Commercial Services & Supplies — 1.3%
33	Consolidated Graphics Inc †	959
112	Deluxe Corp	2,793

		3,752

Construction & Engineering — 1.5%
98	Dycom Industries Inc †	1,824
81	EMCOR Group Inc	2,253

		4,077

Machinery — 3.6%
98	Actuant Corp, Class A	2,662
50	Crane Co	1,819
42	Gardner Denver Inc	2,222
57	ITT Corp	1,003
60	Robbins & Myers Inc	2,509

		10,215

Road & Rail — 1.6%
50	Con-way Inc	1,805
64	Old Dominion Freight Line Inc †	2,771

		4,576

Total Industrials		36,439

Information Technology — 11.3%
Communications Equipment — 1.5%
187	Arris Group Inc †	2,601
101	Ciena Corp †	1,653

		4,254

Electronic Equipment, Instruments & Components — 4.5%
173	Benchmark Electronics Inc †	2,413
190	Ingram Micro Inc, Class A †	3,319
72	Plexus Corp †	2,030
40	SYNNEX Corp †	1,380

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Electronic Equipment, Instruments & Components (Continued)
189	TTM Technologies Inc †	$1,779
194	Vishay Intertechnology Inc †	1,830

		12,751

IT Services — 0.1%
11	Sapient Corp	111

Semiconductors & Semiconductor Equipment — 4.1%
202	Fairchild Semiconductor International Inc †	2,848
383	Integrated Device Technology Inc †	2,153
104	International Rectifier Corp †	2,079
248	Intersil Corp, Class A	2,641
138	Teradyne Inc †	1,940

		11,661

Software — 1.1%
145	Compuware Corp †	1,347
68	Parametric Technology Corp †	1,425
18	Progress Software Corp †	376

		3,148

Total Information Technology		31,925

Materials — 6.1%
Chemicals — 3.4%
20	Ashland Inc	1,386
56	Innophos Holdings Inc	3,162
153	PolyOne Corp	2,093
37	Rockwood Holdings Inc	1,641
34	TPC Group Inc †	1,256

		9,538

Metals & Mining — 2.7%
39	Carpenter Technology Corp	1,866
42	Kaiser Aluminum Corp	2,177
188	Noranda Aluminum Holding Corp	1,497
94	RTI International Metals Inc †	2,127

		7,667

Total Materials		17,205

Utilities — 9.3%
Electric Utilities — 6.0%
70	El Paso Electric Co	2,321
99	Great Plains Energy Inc	2,119

See Notes to Financial Statements.

5

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares			Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Electric Utilities (Continued)
64	IDACORP Inc		$2,693
64	Northeast Utilities		2,484
246	NV Energy Inc		4,325
148	PNM Resources Inc		2,892

			16,834

Gas Utilities — 1.2%
118	UGI Corp		3,473

Independent Power Producers & Energy Traders — 0.6%
99	NRG Energy Inc †		1,719

Multi-Utilities — 1.5%
40	Alliant Energy Corp		1,823
81	Vectren Corp		2,391

			4,214

Total Utilities			26,240

TOTAL COMMON STOCKS
(Cost $258,668)			267,203

INVESTMENT COMPANY — 1.9%
(Cost $5,328)
5,328	State Street Institutional U.S. Government Money Market Fund		5,328

TOTAL INVESTMENTS
(Cost $263,996)		96.3%	272,531
OTHER ASSETS AND LIABILITIES (Net)		3.7	10,579

NET ASSETS		100.0%	$283,110

†	Non-income producing security.

(a)	As of June 30, 2012, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Integrity Small/Mid-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value (see accompanying schedule)	$272,531
Dividends and interest receivable	356
Receivable from Advisor	52,395
Receivable for investment securities sold	673
Prepaid expenses and other assets	11,885

Total Assets	337,840

LIABILITIES:
Payable for investment securities purchased	1,765
Legal and audit fees payable	23,318
Trustees’ fees and expenses payable	16,601
Administration fees payable	5,245
Printing fees payable	4,464
Custody fees payable	2,981
Investment advisory fees payable	200
Transfer agency/record keeping fees payable	45
Distribution and shareholder servicing fees payable	36
Accrued expenses and other payables	75

Total Liabilities	54,730

NET ASSETS	$283,110

Investments, at cost	$263,996

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$250
Accumulated net realized loss on investments sold	(10,755)
Net unrealized appreciation of investments	8,535
Paid-in capital	285,080

$283,110

NET ASSETS:
Class Y Shares	$98,447

Class A Shares	$184,663

SHARES OUTSTANDING:
Class Y Shares	10,020

Class A Shares	18,816

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.83

CLASS A SHARES:
Net asset value and redemption price per share	$9.81

Maximum sales charge	5.50%
Maximum offering price per share	$10.38

See Notes to Financial Statements.

9

Munder Integrity Small/Mid-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$3
Dividends	3,155

Total Investment Income	3,158

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	259
Trustees’ fees and expenses	68,522
Administration fees	64,800
Legal and audit fees	44,744
Registration and filing fees	35,000
Custody fees	26,513
Printing fees	17,696
Investment advisory fees	1,775
Transfer agency/record keeping fees	120
Other	13,971

Total Expenses	273,400
Expenses reimbursed by Advisor	(270,677)

Net Expenses	2,723

NET INVESTMENT INCOME	435

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(10,755)
Net change in unrealized appreciation of securities	8,535

Net realized and unrealized loss on investments	(2,220)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,785)

See Notes to Financial Statements.

10

Munder Integrity Small/Mid-Cap Value Fund

Statement of Changes in Net Assets

Year Ended June 30, 2012*
Net investment income	$435
Net realized loss from security transactions	(10,755)
Net change in net unrealized appreciation of securities	8,535

Net decrease in net assets resulting from operations	(1,785)
Dividends to shareholders from net investment income:
Class Y Shares	(179)
Class A Shares	(62)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	100,219
Class A Shares	184,917

Net increase in net assets	283,110
NET ASSETS
Beginning of year	—

End of year	$283,110

Undistributed net investment income	$250

*	The Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

11

Munder Integrity Small/Mid-Cap Value Fund

Statement of Changes in Net Assets — Capital Stock Activity

Year Ended June 30, 2012*
Amount
Class Y Shares:
Sold	$100,040
Issued as reinvestment of dividends	179

Net increase	$100,219

Class A Shares:
Sold	$184,855
Issued as reinvestment of dividends	62

Net increase	$184,917

*	The Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

12

Year Ended June 30, 2012*
Shares
Class Y Shares:
Sold	10,000
Issued as reinvestment of dividends	20

Net increase	10,020

Class A Shares:
Sold	18,809
Issued as reinvestment of dividends	7

Net increase	18,816

*	The Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

13

Munder Integrity Small/Mid-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares	A Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/12(b)
Net asset value, beginning of period	$10.00	$10.00

Income/(loss) from investment operations:
Net investment income	0.03	0.01
Net realized and unrealized gain on investments	(0.18)	(0.19)

Total from investment operations	(0.15)	(0.18)

Less distributions:
Dividends from net investment income	(0.02)	(0.01)

Total distributions	(0.02)	(0.01)

Net asset value, end of period	$9.83	$9.81

Total return(c)	(1.51)%	(1.83)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$98	$185
Ratio of operating expenses to average net assets	1.25%	1.50%
Ratio of net investment income to average net assets	0.34%	0.11%
Portfolio turnover rate	58%	58%
Ratio of operating expenses to average net assets without expense reimbursements	142.51%	134.94%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 1, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Integrity Small/Mid-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 2 classes of shares — Class A and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale

15

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$272,531
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$272,531

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period.

16

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

There were no transfers into or out of any levels as described above, during the year ended June 30, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

The Fund is subject to examination by U.S. federal and state tax authorities for all periods presented.

17

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.90% on the first $300 million of its average daily net assets; and 0.85% on average daily net assets exceeding $300 million. During the year ended June 30, 201, the Fund paid an annual effective rate of 0.90% for advisory services.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60% of its average daily net assets.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50% and 1.25% for Class A and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2012, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $270,677, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2012, the total amount eligible for repayment to the Advisor was $270,677. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities

18

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $56,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2012, the Advisor earned $64,800 before payment of sub-administration fees and $41,332 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2012, the Fund paid an annual effective rate of 32.8350% before expense reimbursements and 0.00% after expense reimbursements for administrative services.

As of June 30, 2012, the Advisor held of record 69.5% of the outstanding shares of the Fund.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2012, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST or MST II.

19

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rate payable under the Plan for Class A Shares is 0.25% of average daily net assets.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $387,985 and $117,145, respectively, for the year ended June 30, 2012.

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax was $17,438, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $12,616 and net appreciation for tax purposes was $4,822. At June 30, 2012, aggregate cost for tax purposes was $267,709.

6.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the Fund were $2.

20

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from non-deductible 12b-1 fees were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$56	$—	$(56)

During the year ended June 30, 2012, dividends of $241 were paid to shareholders from ordinary income.

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Post October Loss	Capital Loss Carryover	Unrealized Appreciation	Total
$250	$(1,904)	$(5,138)	$4,822	$(1,970)

The differences between book and tax distributable earnings were primarily due to wash sales.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital

21

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $5,138 of unused capital losses. The portion of these losses that was realized in the current fiscal year, and therefore does not expire, consists of $5,138 in short-term capital losses.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $1,904.

22

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Integrity Small/Mid-Cap Value Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Integrity Small/Mid-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Integrity Small/Mid-Cap Value Fund of Munder Series Trust at June 30, 2012, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

23

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2012, the Fund designated approximately $3,155 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. Integrity votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity Asset

24

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to

25

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2011 and 2012, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

26

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); and (2) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the since inception period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the since inception period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with regard to all Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the

27

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2011, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2011 and 2012. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average

28

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board also considered information provided regarding the fees that Advisor and/or Integrity charges to other investment advisory clients, including institutional separate accounts and other registered investment companies, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Fund as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2012.

29

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07.

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

30

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

31

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

32

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

33

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

34

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35

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNSMIDVAL612

ANNUAL REPORT

June 30, 2012

Munder International Equity Fund

Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

Table of

Contents

ii	Performance History
iv	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Notes to Financial Statements — Unaudited

Risks: Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

Class (Inception Date)	With Load		Without Load	MSCI EAFE Index (Net Dividends)
CLASS Y (12/1/91)	N/A		$27,783	$26,433
CLASS A (11/30/92)	$23,579	(2)	$24,959	$28,777
CLASS B (3/9/94)	N/A		$18,369	$20,848
CLASS C (9/29/95)	N/A		$16,220	$18,743
CLASS K (11/23/92)	N/A		$25,309	$28,777

ii

AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/12)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (12/1/91)	N/A		(17.47)%	N/A		(6.87)%	N/A		4.97%	N/A		5.09%
CLASS A (11/30/92)	(22.22)%	(2)	(17.72)%	(8.15)%	(2)	(7.11)%	4.12%	(2)	4.71%	4.48%	(2)	4.78%
CLASS B (3/9/94)	(22.28)%	(3)	(18.29)%	(8.09)%	(3)	(7.80)%	N/A		4.08%	N/A		3.38%
CLASS C (9/29/95)	(19.12)%	(3)	(18.33)%	N/A		(7.79)%	N/A		3.93%	N/A		2.93%
CLASS K (11/23/92)	N/A		(17.67)%	N/A		(7.10)%	N/A		4.70%	N/A		4.85%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/11 the gross expense ratios were 1.58%, 1.83%, 2.58%, 2.58% and 1.82%, respectively. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1991-1996 calendar years and the Fund’s Class A, B, C and K Shares during the 1992-1996 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns and yields would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder International Equity Fund’s management team seeks to provide long-term capital appreciation in the Fund by investing in stocks of foreign companies that the team believes offer favorable risk-adjusted returns over time. The team employs a highly quantitative approach to investing. Stocks are selected based on fundamental factors that the team believes are effective predictors of stock performance. The Fund primarily invests in stocks of companies from countries represented in the MSCI EAFE (Europe, Australasia, Far East) Index universe, but also may invest in small, medium, and large companies in other countries. To ensure a diversified geographic portfolio, the Fund invests in a minimum of ten countries.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

The European economy, the condition of its banks, and the high levels of sovereign debt dominated international headlines over the past year. Economic growth was slow or in recession territory. Greece - and to a lesser extent Spain, Italy and Portugal - had lower growth and a crisis level debt to GDP ratio. Banks in the region with exposure to sovereign debt, the collapsed real estate bubble, or both, were undercapitalized and near insolvency. Equity markets reacted violently to this news; moving sharply higher when the news was positive and sharply lower when the news was negative. Fundamentals and company specific information played an unusually small role in explaining equity market returns.

COUNTRY ALLOCATION*
Japan	22.3%
United Kingdom	17.5%
France	8.9%
Germany	8.3%
Australia	7.4%
Netherlands	5.6%
Switzerland	5.4%
Spain	3.0%
Other	21.6%

Total	100.0%

As a percentage of net assets as of 6/30/12.

* Country classification is based on the country in which the issuer’s headquarters is located. In the case of investments in investment companies, including exchange-traded funds, country classification is based on the country exposure represented by the investment company, which may be “multi-country.”

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2012, the Fund returned -17.47%, underperforming the MSCI EAFE Index (net dividends), which returned -13.83% over the same period.

Notable contributors to the Fund’s performance during the past year included: Hellenic Telecommunications Organization S.A., which provides telecommunications services; Marine Harvest ASA, which farms and distributes fish; Micro Focus International PLC, which provides innovative software and enterprise application management solutions; Mizuho Financial Group Inc., which operates as a bank holding company; and GrainCorp Ltd., which produces, stores, markets and distributes grain products.

iv

Notable detractors to the Fund’s performance during the past year included: Public Power Corp. S.A., which constructs, operates and maintains electric plants; Enel S.p.A., which produces, distributes and sells electricity and natural gas; Volkswagen AG, which manufactures automobiles and other motor vehicles; Mitsubishi Chemical Holdings Corp., a holding company with interests in pharmaceutical and chemical businesses; and Chaoda Modern Agriculture (Holdings) Ltd., which produces and distributes agricultural products.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: GrainCorp Ltd.; Hellenic Telecommunications Organization S.A.; Marine Harvest ASA; Old Mutual PLC, a long-term savings, protection and investment company; and UNY Co. Ltd., which operates department store chains.

The team funded these positions in part by selling the Fund’s positions in: British American Tobacco PLC, which produces and retails tobacco and related products; Mitsubishi Chemical Holdings Corp.; Public Power Corp.; Stagecoach Group PLC, which provides and operates public transportation services; and Westpac Banking Corp., a general and savings banking company.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,020.30	$9.34	1.86%
Class A	$1,000.00	$1,018.90	$10.59	2.11%
Class B	$1,000.00	$1,015.30	$14.38	2.87%
Class C	$1,000.00	$1,015.10	$14.38	2.87%
Class K	$1,000.00	$1,019.80	$10.55	2.10%
Hypothetical
Class Y	$1,000.00	$1,015.61	$9.32	1.86%
Class A	$1,000.00	$1,014.37	$10.57	2.11%
Class B	$1,000.00	$1,010.59	$14.35	2.87%
Class C	$1,000.00	$1,010.59	$14.35	2.87%
Class K	$1,000.00	$1,014.42	$10.52	2.10%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder International Equity Fund

Portfolio of Investments, June 30, 2012

Shares		Value(a),(c)

COMMON STOCKS — 91.5%
Australia — 7.4%
52,700	Adelaide Brighton Ltd	$172,319
21,659	AMP Ltd	86,002
12,850	Ausdrill Ltd	45,576
31,000	Caltex Australia Ltd	433,072
21,400	Challenger Ltd/AU	71,616
300	Commonwealth Bank of Australia	16,418
49,775	GrainCorp Ltd	488,196
82,300	Metcash Ltd	284,874
11,150	National Australia Bank Ltd	270,782
603,900	OneSteel Ltd	547,013
16,467	QBE Insurance Group Ltd	227,033
3,275	Sonic Healthcare Ltd	42,709
29,250	Suncorp Group Ltd	244,116
26,513	TABCORP Holdings Ltd	79,893
38,025	Telstra Corp Ltd	144,091

		3,153,710

Austria — 0.6%
1,150	Erste Group Bank AG †	21,863
575	Strabag SE	13,189
1,350	Vienna Insurance Group AG Wiener Versicherung Gruppe	54,541
6,625	Voestalpine AG	175,651

		265,244

Belgium — 0.8%
4,375	Delhaize Group SA	160,241
8,200	KBC Groep NV	174,076

		334,317

Denmark — 0.1%
950	H Lundbeck A/S	19,571
400	Royal UNIBREW A/S	25,330

		44,901

Finland — 1.3%
19,925	Huhtamaki OYJ	295,725
20,975	UPM-Kymmene OYJ, ADR (b)	236,178

		531,903

France — 8.9%
5,420	AXA SA	72,542
13,200	AXA SA, ADR (b)	175,956

See Notes to Financial Statements.

1

Munder International Equity Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
France (Continued)
4,441	BNP Paribas SA	$171,439
6,350	BNP Paribas SA, ADR (b)	122,682
2,150	Cap Gemini SA	79,258
5,656	Casino Guichard Perrachon SA	496,629
12,550	CNP Assurances †	153,336
7,292	Credit Agricole SA †	32,188
10,550	France Telecom SA, ADR (b)	138,311
2,732	GDF Suez	65,183
5,884	GDF Suez, ADR (b)	139,980
9,550	Plastic Omnium SA	239,005
1,602	Sanofi	121,481
6,848	Sanofi, ADR (b)	258,717
650	SCOR SE	15,771
6,075	Societe Generale SA †	143,231
6,360	Total SA, ADR (b)	285,882
17,962	Vinci SA	840,681
10,643	Vivendi SA	197,860

		3,750,132

Germany — 5.2%
694	Allianz SE	69,785
30,725	Allianz SE, ADR (b)	306,943
1,850	BASF SE	128,554
850	Deutsche Bank AG	30,892
4,900	Deutsche Bank AG, GRS (b)	177,233
388	Deutsche Telekom AG	4,256
6,750	E.ON AG	145,398
10,400	E.ON AG, ADR (b)	223,496
3,625	Muenchener Rueckversicherungs AG	511,451
2,450	RWE AG	100,153
3,350	Volkswagen AG	505,424

		2,203,585

Greece — 1.6%
269,800	Hellenic Telecommunications Organization SA †	687,925

Hong Kong — 2.7%
147,125	Cathay Pacific Airways Ltd	238,363
141,025	Champion REIT	58,350
884,000	K Wah International Holdings Ltd	347,886
107,489	NWS Holdings Ltd	156,236
65,100	Shenzhen International Holdings Ltd	4,017
1,237,700	Shougang Fushan Resources Group Ltd	321,702

		1,126,554

See Notes to Financial Statements.

2

Shares		Value(a),(c)

Ireland — 0.1%
6,000	Smurfit Kappa Group PLC	$40,457

Israel — 0.6%
1,825	Delek Group Ltd	269,530

Italy — 2.9%
174,500	Enel SpA	563,125
11,211	ENI SpA	239,258
62,575	Intesa Sanpaolo SpA	89,501
10,650	Mediolanum SpA	37,632
94,375	Telecom Italia SpA, Savings Shares	75,915
20,325	Telecom Italia SpA, Ordinary Shares, ADR (b)	200,201
1,761	Telecom Italia SpA, Savings Shares, ADR (b)	14,141
2,962	UniCredit SpA †	11,224

		1,230,997

Japan — 22.3%
5,425	Aeon Co Ltd	67,623
41,125	DIC Corp	80,038
71,925	Fujitsu Ltd	344,643
18,500	Hitachi Ltd, ADR (b)	1,135,900
111,875	ITOCHU Corp	1,173,978
161,950	Marubeni Corp	1,077,898
2,225	MEIJI Holdings Co Ltd	102,140
5,100	Mitsubishi Corp, ADR (b)	205,683
7,875	Mitsubishi UFJ Financial Group Inc, ADR (b)	37,406
1,028,750	Mizuho Financial Group Inc	1,741,501
300	NET One Systems Co Ltd	3,993
205,600	Nippon Light Metal Co Ltd	265,463
34,125	Nippon Telegraph & Telephone Corp, ADR (b)	789,652
55,150	Nissan Motor Co Ltd	522,309
19,425	NOF Corp	96,963
3,925	Seven & I Holdings Co Ltd	118,265
925	Sumitomo Mitsui Financial Group Inc	30,515
13,850	Tosoh Corp	37,610
16,525	Toyo Ink SC Holdings Co Ltd	60,664
200	Universal Entertainment Corp	4,151
133,900	UNY Co Ltd	1,463,657
13,200	Yokohama Rubber Co Ltd/The	99,615

		9,459,667

Netherlands — 5.6%
52,350	ING Groep NV, ADR †,(b)	349,698
11,845	Mediq NV	145,709
15,525	Royal Dutch Shell PLC, Class A, ADR (b)	1,046,851

See Notes to Financial Statements.

3

Munder International Equity Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Netherlands (Continued)
10,660	Royal Dutch Shell PLC, Class B, ADR (b)	$745,454
3,050	Unilever NV, NYR (b)	101,717

		2,389,429

Norway — 2.6%
12,650	Atea ASA	111,281
1,235,700	Marine Harvest ASA †	881,048
78,825	STX OSV Holdings Ltd	94,080

		1,086,409

Portugal — 0.2%
73,375	Banco Comercial Portugues SA †	9,134
34,900	EDP – Energias de Portugal SA	82,448

		91,582

Singapore — 0.7%
6,900	Jardine Cycle & Carriage Ltd	254,578
3,800	Venture Corp Ltd	23,533

		278,111

Spain — 3.0%
24,845	Banco Bilbao Vizcaya Argentaria SA, ADR (b)	175,654
78,869	Banco Santander SA, ADR †,(b)	517,381
400	Endesa SA	7,015
12,600	Fomento de Construcciones y Contratas SA	161,084
8,900	Gas Natural SDG SA	114,328
49,750	Mapfre SA	101,409
8,100	Repsol SA	130,233
5,798	Telefonica SA, ADR (b)	75,954

		1,283,058

Sweden — 2.0%
10,525	Boliden AB	147,225
3,075	Meda AB, A Shares	29,351
30,900	Peab AB	154,304
19,600	Svenska Cellulosa AB, B Shares	294,360
14,375	Swedbank AB, A Shares	227,322

		852,562

Switzerland — 5.4%
850	Credit Suisse Group AG †	15,528
2,461	Novartis AG	137,274
12,907	Novartis AG, ADR (b)	721,501

See Notes to Financial Statements.

4

Shares		Value(a),(c)

Switzerland (Continued)
12,000	Swatch Group AG/The	$834,888
25,425	Zurich Insurance Group AG, ADR †,(b)	574,097

		2,283,288

United Kingdom — 17.5%
22,950	AstraZeneca PLC, ADR (b)	1,027,012
121,282	Aviva PLC	519,146
44,275	Barclays PLC, ADR (b)	456,032
45,001	BP PLC	301,514
16,675	BP PLC, ADR (b)	676,004
28,500	Computacenter PLC	134,335
126,350	DS Smith PLC	293,418
5,925	Firstgroup PLC	20,853
14,843	GlaxoSmithKline PLC	336,578
9,961	GlaxoSmithKline PLC, ADR (b)	453,923
29,300	Greene King PLC	253,151
62,275	Home Retail Group PLC	83,165
1,447	HSBC Holdings PLC, ADR (b)	63,856
2,275	Imperial Tobacco Group PLC, ADR (b)	175,948
24,590	Inchcape PLC	127,553
29,900	J Sainsbury PLC	141,624
672,500	Man Group PLC	804,057
62,608	Micro Focus International PLC	521,653
19,375	Mondi PLC	166,120
123,834	Old Mutual PLC	294,718
3,325	Rexam PLC, ADR (b)	109,426
66,120	Stagecoach Group PLC	276,209
33,125	Tesco PLC	161,016
1,050	Vedanta Resources PLC	15,126

		7,412,437

TOTAL COMMON STOCKS
(Cost $38,000,138)		38,775,798

PREFERRED STOCK — 3.1%
(Cost $460,724)
Germany — 3.1%
8,275	Volkswagen AG	1,311,981

See Notes to Financial Statements.

5

Munder International Equity Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a),(c)

INVESTMENT COMPANIES — 5.2%
Multi-Country — 3.1%
10,500	BB Biotech AG †	$843,841
14,675	Vanguard MSCI EAFE ETF (b)	463,290

		1,307,131

United States — 2.1%
879,675	State Street Institutional U.S. Government Money Market Fund (b)	879,675

TOTAL INVESTMENT COMPANIES
(Cost $2,200,958)		2,186,806

TOTAL INVESTMENTS
(Cost $40,661,820)	99.8%	42,274,585
OTHER ASSETS AND LIABILITIES (Net)	0.2	80,867

NET ASSETS	100.0%	$42,355,452

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Unless otherwise indicated by reference to footnote (b), the value for common and preferred stocks represents fair value as of June 30, 2012 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2012 fair value securities represent $29,212,749, 69.0% of net assets.

ABBREVIATION:
ADR	—	American Depositary Receipt
ETF	—	Exchange Traded Fund
GRS	—	Global Registered Shares
NYR	—	New York Registered Shares
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

6

At June 30, 2012, industry diversification of the Fund was as follows:

	% of Net Assets		Value
COMMON STOCKS:
Commercial Banks	10.2%		$4,312,205
Oil, Gas & Consumable Fuels	9.1		3,858,268
Insurance	8.1		3,444,478
Pharmaceuticals	7.3		3,105,408
Food & Staples Retailing	6.8		2,893,929
Trading Companies & Distributors	5.8		2,457,559
Diversified Telecommunication Services	5.5		2,328,306
Food Products	3.7		1,573,101
Metals & Mining	3.5		1,472,180
Construction & Engineering	2.9		1,214,834
Electronic Equipment, Instruments & Components	2.7		1,159,433
Automobiles	2.4		1,027,733
Capital Markets	2.4		1,027,710
Electric Utilities	2.4		1,021,482
Textiles, Apparel & Luxury Goods	2.0		834,888
Containers & Packaging	1.8		739,026
Paper & Forest Products	1.6		696,658
Software	1.2		521,653
Industrial Conglomerates	1.0		425,766
Diversified Financial Services	1.0		421,314
Chemicals	1.0		403,829
Distributors	0.9		382,131
Real Estate Management & Development	0.8		347,886
Computers & Peripherals	0.8		344,643
Auto Components	0.8		338,620
Hotels, Restaurants & Leisure	0.8		333,044
IT Services	0.8		328,867
Multi-Utilities	0.7		305,316
Road & Rail	0.7		297,062
Airlines	0.6		238,363
Health Care Providers & Services	0.5		188,418
Tobacco	0.4		175,948
Construction Materials	0.4		172,319
Gas Utilities	0.3		114,328
Machinery	0.2		94,080
Internet & Catalog Retail	0.2		83,165
Real Estate Investment Trusts (REITs)	0.1		58,350
Beverages	0.1		25,330
Leisure Equipment & Products	0.0	#	4,151
Transportation Infrastructure	0.0	#	4,017

TOTAL COMMON STOCKS	91.5		38,775,798

See Notes to Financial Statements.

7

Munder International Equity Fund

Portfolio of Investments, June 30, 2012 (continued)

	% of Net Assets	Value
PREFERRED STOCK:
Automobiles	3.1	1,311,981
INVESTMENT COMPANIES	5.2	2,186,806

TOTAL INVESTMENTS	99.8	42,274,585
OTHER ASSETS AND LIABILITIES (NET)	0.2	80,867

NET ASSETS	100.0%	$42,355,452

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

8

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9

Munder International Equity Fund

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value (see accompanying schedule)	$42,274,585
Foreign currency, at value	214,381
Cash	565
Dividends and interest receivable	130,265
Receivable for Fund shares sold	120
Prepaid expenses and other assets	45,429

Total Assets	42,665,345

LIABILITIES:
Payable for investment securities purchased	5,587
Payable for Fund shares redeemed	2,303
Trustees’ fees and expenses payable	216,847
Audit fees payable	27,391
Custody fees payable	16,387
Transfer agency/record keeping fees payable	11,207
Administration fees payable	5,658
Distribution and shareholder servicing fees payable — Class A, B and C Shares	3,140
Investment advisory fees payable	1,669
Shareholder servicing fees payable — Class K Shares	662
Accrued expenses and other payables	19,042

Total Liabilities	309,893

NET ASSETS	$42,355,452

Investments, at cost	$40,661,820

Foreign currency, at cost	$213,677

See Notes to Financial Statements.

10

NET ASSETS consist of:
Undistributed net investment income	$1,082,603
Accumulated net realized loss on investments sold	(36,672,261)
Net unrealized appreciation of investments	1,610,984
Paid-in capital	76,334,126

$42,355,452

NET ASSETS:
Class Y Shares	$28,063,073

Class A Shares	$9,164,401

Class B Shares	$376,899

Class C Shares	$1,435,736

Class K Shares	$3,315,343

SHARES OUTSTANDING:
Class Y Shares	2,328,770

Class A Shares	771,915

Class B Shares	33,474

Class C Shares	125,848

Class K Shares	279,343

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$12.05

CLASS A SHARES:
Net asset value and redemption price per share	$11.87

Maximum sales charge	5.50%
Maximum offering price per share	$12.56

CLASS B SHARES:
Net asset value and offering price per share*	$11.26

CLASS C SHARES:
Net asset value and offering price per share*	$11.41

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$11.87

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder International Equity Fund

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$98
Dividends(a)	2,170,004

Total Investment Income	2,170,102

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	23,145
Class B Shares	5,253
Class C Shares	16,927
Shareholder servicing fees:
Class K Shares	15,427
Investment advisory fees	377,457
Custody fees	125,195
Administration fees	85,002
Trustees' fees and expenses	74,142
Registration and filing fees	64,493
Transfer agency/record keeping fees	59,722
Legal and audit fees	58,182
Other	40,255

Total Expenses	945,200

NET INVESTMENT INCOME	1,224,902

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
Security transactions	(857,497)
Foreign currency-related transactions	(21,177)
Net change in unrealized appreciation/(depreciation) of:
Securities	(11,611,618)
Foreign currency-related transactions	(13,469)

Net realized and unrealized loss on investments	(12,503,761)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,278,859)

(a)	Net of foreign withholding taxes of $178,292.

See Notes to Financial Statements.

12

Munder International Equity Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
Net investment income	$1,224,902	$1,309,773
Net realized gain/(loss) from security transactions and foreign currency-related transactions	(878,674)	2,092,528
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(11,625,087)	18,124,326

Net increase/(decrease) in net assets resulting from operations	(11,278,859)	21,526,627
Dividends to shareholders from net investment income:
Class Y Shares	(986,283)	(1,139,561)
Class A Shares	(250,022)	(269,061)
Class B Shares	(11,009)	(14,730)
Class C Shares	(35,981)	(36,743)
Class K Shares	(157,639)	(335,551)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(6,454,465)	(11,649,663)
Class A Shares	(359,156)	(695,295)
Class B Shares	(262,199)	(402,536)
Class C Shares	(301,453)	(405,757)
Class K Shares	(6,599,406)	(6,786,648)
Short-term trading fees	—	336

Net decrease in net assets	(26,696,472)	(208,582)
NET ASSETS:
Beginning of year	69,051,924	69,260,506

End of year	$42,355,452	$69,051,924

Undistributed net investment income	$1,082,603	$1,276,092

See Notes to Financial Statements.

13

Munder International Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2012	Year Ended June 30, 2011
Amount
Class Y Shares:
Sold	$2,638,725	$4,312,951
Issued as reinvestment of dividends	877,901	957,725
Redeemed	(9,971,091)	(16,920,339)

Net decrease	$(6,454,465)	$(11,649,663)

Class A Shares:
Sold*	$1,477,041	$1,720,006
Issued as reinvestment of dividends	203,386	209,960
Redeemed	(2,039,583)	(2,625,261)

Net decrease	$(359,156)	$(695,295)

Class B Shares:
Sold	$27,227	$23,365
Issued as reinvestment of dividends	8,548	11,171
Redeemed*	(297,974)	(437,072)

Net decrease	$(262,199)	$(402,536)

Class C Shares:
Sold	$30,926	$82,514
Issued as reinvestment of dividends	20,937	23,234
Redeemed	(353,316)	(511,505)

Net decrease	$(301,453)	$(405,757)

Class K Shares:
Sold	$115,311	$87,487
Issued as reinvestment of dividends	36,288	36,037
Redeemed	(6,751,005)	(6,910,172)

Net decrease	$(6,599,406)	$(6,786,648)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

14

	Year Ended June 30, 2012	Year Ended June 30, 2011
Shares
Class Y Shares:
Sold	213,011	305,962
Issued as reinvestment of dividends	75,747	67,115
Redeemed	(758,782)	(1,187,895)

Net decrease	(470,024)	(814,818)

Class A Shares:
Sold*	122,050	120,913
Issued as reinvestment of dividends	17,794	14,901
Redeemed	(157,500)	(188,013)

Net decrease	(17,656)	(52,199)

Class B Shares:
Sold	2,373	1,779
Issued as reinvestment of dividends	785	832
Redeemed*	(24,731)	(32,805)

Net decrease	(21,573)	(30,194)

Class C Shares:
Sold	2,641	5,921
Issued as reinvestment of dividends	1,898	1,710
Redeemed	(29,757)	(37,697)

Net decrease	(25,218)	(30,066)

Class K Shares:
Sold	8,957	5,943
Issued as reinvestment of dividends	3,175	2,559
Redeemed	(553,881)	(494,668)

Net decrease	(541,749)	(486,166)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

15

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$15.07	$11.58	$11.90	$17.91	$22.28

Income/(loss) from investment operations:
Net investment income	0.32	0.27	0.21	0.35	0.53
Net realized and unrealized gain/(loss) on investments	(2.97)	3.58	0.12	(5.20)	(3.24)

Total from investment operations	(2.65)	3.85	0.33	(4.85)	(2.71)

Less distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.65)	(0.52)	(0.38)
Distributions from net realized gains	—	—	—	(0.64)	(1.28)

Total distributions	(0.37)	(0.36)	(0.65)	(1.16)	(1.66)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.05	$15.07	$11.58	$11.90	$17.91

Total return(d)	(17.47)%	33.46%	1.90%	(28.20)%	(13.09)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$28,063	$42,191	$41,828	$96,669	$130,837
Ratio of operating expenses to average net assets	1.76%	1.56%	1.45%	1.22%	1.14%
Ratio of net investment income to average net assets	2.56%	1.88%	1.58%	2.96%	2.70%
Portfolio turnover rate	23%	23%	48%	45%	31%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and November 30, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

A Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$14.86	$11.41	$11.73	$17.70	$22.05

0.30	0.24	0.18	0.31	0.48

(2.95)	3.54	0.12	(5.14)	(3.21)

(2.65)	3.78	0.30	(4.83)	(2.73)

(0.34)	(0.33)	(0.62)	(0.50)	(0.34)
—	—	—	(0.64)	(1.28)

(0.34)	(0.33)	(0.62)	(1.14)	(1.62)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$11.87	$14.86	$11.41	$11.73	$17.70

(17.72)%	33.28%	1.66%	(28.45)%	(13.30)%

$9,164	$11,731	$9,607	$12,554	$22,568

2.01%	1.81%	1.71%	1.46%	1.39%

2.41%	1.74%	1.36%	2.65%	2.46%
23%	23%	48%	45%	31%

See Notes to Financial Statements.

17

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$14.10	$10.84	$11.17	$16.96	$21.23

Income/(loss) from investment operations:
Net investment income	0.18	0.12	0.07	0.20	0.29
Net realized and unrealized gain/(loss) on investments	(2.77)	3.36	0.11	(4.91)	(3.06)

Total from investment operations	(2.59)	3.48	0.18	(4.71)	(2.77)

Less distributions:
Dividends from net investment income	(0.25)	(0.22)	(0.51)	(0.44)	(0.22)
Distributions from net realized gains	—	—	—	(0.64)	(1.28)

Total distributions	(0.25)	(0.22)	(0.51)	(1.08)	(1.50)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$11.26	$14.10	$10.84	$11.17	$16.96

Total return(d)	(18.29)%	32.22%	0.83%	(28.90)%	(13.98)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$377	$776	$924	$1,504	$3,875
Ratio of operating expenses to average net assets	2.76%	2.56%	2.47%	2.20%	2.14%
Ratio of net investment income to average net assets	1.52%	0.87%	0.55%	1.74%	1.53%
Portfolio turnover rate	23%	23%	48%	45%	31%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on March 9, 1994 and September 29, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

18

C Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$14.29	$10.98	$11.30	$17.15	$21.45

0.19	0.13	0.09	0.21	0.30

(2.82)	3.40	0.10	(4.98)	(3.10)

(2.63)	3.53	0.19	(4.77)	(2.80)

(0.25)	(0.22)	(0.51)	(0.44)	(0.22)
—	—	—	(0.64)	(1.28)

(0.25)	(0.22)	(0.51)	(1.08)	(1.50)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$11.41	$14.29	$10.98	$11.30	$17.15

(18.33)%	32.26%	0.92%	(28.97)%	(13.92)%

$1,436	$2,158	$1,989	$2,422	$5,364

2.76%	2.56%	2.47%	2.21%	2.14%

1.61%	0.94%	0.66%	1.79%	1.57%
23%	23%	48%	45%	31%

See Notes to Financial Statements.

19

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	K Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$14.85	$11.41	$11.73	$17.70	$22.05

Income/(loss) from investment operations:
Net investment income	0.27	0.22	0.18	0.29	0.47
Net realized and unrealized gain/(loss) on investments	(2.91)	3.55	0.12	(5.12)	(3.20)

Total from investment operations	(2.64)	3.77	0.30	(4.83)	(2.73)

Less distributions:
Dividends from net investment income	(0.34)	(0.33)	(0.62)	(0.50)	(0.34)
Distributions from net realized gains	—	—	—	(0.64)	(1.28)

Total distributions	(0.34)	(0.33)	(0.62)	(1.14)	(1.62)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$11.87	$14.85	$11.41	$11.73	$17.70

Total return(d)	(17.67)%	33.19%	1.66%	(28.41)%	(13.31)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,315	$12,195	$14,913	$20,457	$56,416
Ratio of operating expenses to average net assets	1.97%	1.80%	1.71%	1.45%	1.39%
Ratio of net investment income to average net assets	2.11%	1.56%	1.36%	2.44%	2.38%
Portfolio turnover rate	23%	23%	48%	45%	31%

(a)	Class K Shares of the Fund commenced operations on November 23, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

20

Munder International Equity Fund

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

21

Munder International Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder International Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$13,061,836
Level 2 — Other Significant Observable Inputs	29,212,749
Level 3 — Significant Unobservable Inputs	—

Total	$42,274,585

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the year ended June 30, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency exchange spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars.

23

Munder International Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

Foreign currency exchange spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or

24

Munder International Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2012, the Advisor earned $85,002 before payment of sub-administration fees and $56,341 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.1689% for administrative services.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds.

25

Munder International Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

During the year ended June 30, 2012, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	0.25%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $11,826,290 and $26,305,470, respectively, for the year ended June 30, 2012.

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $7,239,961, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $5,862,949 and net appreciation for tax purposes was $1,377,012. At June 30, 2012, aggregate cost for tax purposes was $40,897,573.

6.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information

26

Munder International Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

7.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the Fund were $680.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company

27

Munder International Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

gains and losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net Investment Income	Accumulated Net Realized Gains	Paid-in Capital
$22,543	$(22,540)		$(3)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2012 and June 30, 2011 was as follows:

Ordinary Income
June 30, 2012	$1,440,934
June 30, 2011	1,795,646

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Post-October Loss Deferral	Capital Loss Carryover	Unrealized Appreciation	Total
$1,194,250	$(906,179)	$(35,532,119)	$1,308,536	$(33,935,512)

The differences between book and tax distributable earnings were primarily due to wash sales, passive foreign investment company unreversed inclusions, Lehman buy-in adjustments and deferred trustees’ fees.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $35,532,119 of unused capital losses. These losses are short-term capital losses that expire in 2018.

During the year ended June 30, 2012, $200,139 in carried-forward capital losses were utilized by the Fund.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of

28

Munder International Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $906,179.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Equity Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Equity Fund of Munder Series Trust at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

30

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012

10.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2012, the Fund designated approximately $2,264,298 pursuant to the Internal Revenue Code as qualified dividend income available for reduced tax rates.

The Fund designated $168,304 as foreign taxes paid and $2,331,720 as foreign source income for regular Federal Income Tax purposes.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

31

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given

32

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2011 and 2012, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

33

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the five- and ten-year and since inception periods but trailed the performance of its benchmark for the one- and three-year periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the five- and ten-year periods but trailed the median performance of the Fund’s Lipper peer group for the one- and three-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2011, and projections by the

34

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2011 and 2012. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of

35

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board was advised that as of December 31, 2011, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2012.

36

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07.

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction /real estate company) (since 1991).	12	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

37

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).

38

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

39

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

40

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.
(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

41

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43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNINTLEQ612

ANNUAL REPORT

June 30, 2012

Munder International

Fund — Core Equity

Class Y, A, C & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Notes to Financial Statements — Unaudited

Risks: Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

Class (Inception Date)	With Load		Without Load	MSCI ACWI Index ex U.S. (Net Dividends)
CLASS Y (8/16/07)	N/A		$6,566	$8,719
CLASS A (8/16/07)	$6,137	(2)	$6,493	$8,719
CLASS C (8/16/07)	N/A		$6,239	$8,719
CLASS I (8/16/07)	N/A		$6,642	$8,719

ii

AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/12)

Class (Inception Date)	One Year w/load		One Year w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (8/16/07)	N/A		(15.66)%	N/A		(8.27)%
CLASS A (8/16/07)	(20.48)%	(2)	(15.88)%	(9.53)%	(2)	(8.48)%
CLASS C (8/16/07)	(17.42)%	(3)	(16.63)%	N/A		(9.22)%
CLASS I (8/16/07)	N/A		(15.55)%	N/A		(8.05)%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, C and I Shares during the fiscal year ended 6/30/11 the gross expense ratios were 4.06%, 4.28%, 5.03% and 2.12%, respectively, and the net expense ratios were 1.22%, 1.47%, 2.22% and 0.96%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/12. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management reimbursed certain expenses of the Fund’s Class Y, A, C and I Shares during the 2007-2012 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2007 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder International Fund – Core Equity’s management team seeks to provide long-term growth of capital in the Fund by investing primarily in equity securities of companies in countries represented in the MSCI ACWI (All Country World Index) Index ex U.S., but may also invest in companies from other countries. The team selects stocks using a blend of fundamental research and quantitative analysis, focusing on both positive business momentum and favorable valuation. The team uses risk controls to help avoid unintended risk and highlight security selection as a key part of the overall construction of the Fund. The Fund’s investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI Index ex U.S. To ensure a diversified geographic portfolio, the Fund invests in a minimum of ten countries. There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

Global markets retreated in the last year as concern over Europe’s worsening debt crisis mounted and global economic growth cooled. As a result, there was an overall investor sentiment away from risk, which was evident as the defensive areas of the market, such as consumer staples and health care, were the best performing sectors and the only sectors to generate a positive return. The materials sector, which is highly cyclical, was the worst performing sector as most commodity prices fell. Reports that European political leaders were attempting to put in place the framework that would bring financial stability to the region were well received; however, moments of disagreement in the region continued to unnerve markets. Emerging market central banks employed various policies in an effort to spur growth and protect their weakening currencies.

iv

COUNTRY ALLOCATION*

Japan	15.2%
United Kingdom	14.1%
Canada	6.7%
France	6.2%
Germany	6.1%
Australia	5.6%
Switzerland	4.3%
Brazil	3.7%
China	3.6%
South Korea	3.4%
Singapore	2.6%
Italy	2.3%
Taiwan	2.3%
Hong Kong	2.1%
Finland	2.0%
Other	19.8%
Total	100.0%

 As a percentage of net assets as of 6/30/12.

 * Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2012, the Fund returned -15.66%, underperforming the MSCI ACWI Index ex U.S. (net dividends), which returned -14.57% over the same period.

Notable contributors to the Fund’s performance during the past year included: Alimentation Couche Tard Inc., which owns and operates convenience stores and gas stations; Total Access Communication PCL, which provides wireless telecommunication services; ASML Holding N.V., which develops and manufactures advanced technology systems for the semiconductor industry; Samsung Electronics Co. Ltd., which manufactures consumer electronics and computer peripherals; and Diageo PLC, which manufactures, distributes and sells wine, beer and other beverages.

Notable detractors to the Fund’s performance during the past year included: BNP Paribas S.A., which provides commercial banking and brokerage services; Rio Tinto Ltd., which explores and mines for mineral resources; Trican Well Service Ltd., an oil well drilling company; BHP Billiton Ltd., which engages in discovery, acquisition, development and marketing of natural resources; and Enel S.p.A., which produces, distributes, and sells electricity and natural gas.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Barloworld Ltd., a producer of cement and lime; Astellas Pharma Inc., a pharmaceutical company; Freenet AG, an Internet and telecommunications service provider; Tokyu Land Corp., a real estate developer; and Thai Union Frozen Products PCL, a producer of frozen and canned seafood.

The team funded these positions in part by selling the Fund’s positions in: Schneider Electric SA, which manufactures power distribution and automation systems; Cookson Group PLC, a materials technology company; Heineken NV, a producer and distributor of beverages; Siemens AG, an engineering and manufacturing company; and Honam Petrochemical Corp., a petrochemical product manufacturer.

v

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The MSCI ACWI (All Country World Index) Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Returns provided for the MSCI ACWI Index ex U.S. are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,050.60	$6.22	1.22%
Class A	$1,000.00	$1,048.60	$7.49	1.47%
Class C	$1,000.00	$1,045.00	$11.29	2.22%
Class I	$1,000.00	$1,052.50	$4.90	0.96%
Hypothetical
Class Y	$1,000.00	$1,018.80	$6.12	1.22%
Class A	$1,000.00	$1,017.55	$7.37	1.47%
Class C	$1,000.00	$1,013.82	$11.12	2.22%
Class I	$1,000.00	$1,020.09	$4.82	0.96%

* Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2012

Shares		Value(a),(c)

COMMON STOCKS — 95.4%
Australia — 5.6%
3,899	Australia & New Zealand Banking Group Ltd	$88,511
3,009	BHP Billiton Ltd	98,083
26,993	Commonwealth Property Office Fund	28,144
7,321	Insurance Australia Group Ltd	26,235
3,701	Lend Lease Group	27,472
2,318	Ramsay Health Care Ltd	53,843
1,416	Rio Tinto Ltd (d)	83,231
12,654	Telstra Corp Ltd	47,951

		453,470

Belgium — 1.2%
873	Anheuser-Busch InBev NV	67,869
261	Solvay SA	25,822

		93,691

Brazil — 2.7%
2,160	Banco Bradesco SA, ADR (b)	32,119
2,800	Banco do Brasil SA (b)	27,226
1,200	Cielo SA (b)	35,298
3,284	Gerdau SA (b)	23,888
5,000	Obrascon Huarte Lain Brasil SA (b)	44,436
1,395	Petroleo Brasileiro SA, ADR (b)	25,306
1,635	Vale SA, ADR (b)	32,455

		220,728

Canada — 6.7%
705	Agrium Inc (b)	62,481
2,253	Alimentation Couche Tard Inc, Class B (b)	98,388
626	Canadian Imperial Bank of Commerce (b)	44,056
302	Canadian National Railway Co (b)	25,540
2,775	Major Drilling Group International (b)	32,081
410	National Bank of Canada (b)	29,305
1,075	Pacific Rubiales Energy Corp (b)	22,765
874	Royal Bank of Canada (b)	44,777
2,894	Suncor Energy Inc (b)	83,685
1,000	Teck Resources Ltd, Class B (b)	30,969
544	Toronto-Dominion Bank/The (b)	42,575
1,932	TransForce Inc (b)	31,653

		548,275

China — 3.6%
119,000	Bank of China Ltd, H Shares	45,534

See Notes to Financial Statements.

1

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
China (Continued)

5,000	China Mobile Ltd	$55,017
28,000	CNOOC Ltd	56,484
75,000	Industrial & Commercial Bank of China, H Shares (d)	41,938
44,000	Lenovo Group Ltd	37,484
505	NetEase Inc, ADR †,(b)	29,719
88,000	Zijin Mining Group Co Ltd, H Shares	29,811

		295,987

Colombia — 0.3%
8,709	Ecopetrol SA (b)	24,349

Denmark — 0.8%
171	Coloplast A/S, Class B	30,734
215	Topdanmark A/S †	36,836

		67,570

Finland — 2.0%
1,445	Elisa OYJ	29,094
1,952	Huhtamaki OYJ	28,971
662	Metso OYJ	22,920
553	Nokian Renkaat OYJ	21,077
2,737	Pohjola Bank PLC	31,964
985	Sampo OYJ, A Shares	25,605

		159,631

France — 6.2%
634	Alstom SA	20,138
432	Arkema SA	28,306
501	AtoS	30,001
986	BNP Paribas SA	38,063
476	Cie Generale des Etablissements Michelin	31,133
276	Dassault Systemes SA	25,928
1,392	European Aeronautic Defence and Space Co NV	49,364
217	L’Oreal SA	25,420
480	Publicis Groupe SA	21,951
955	Renault SA	38,292
1,552	Rexel SA	26,494
1,033	Sanofi	78,334
938	Total SA	42,331
527	Vinci SA	24,665
282	Zodiac Aerospace	28,694

		509,114

See Notes to Financial Statements.

2

Shares		Value(a),(c)

Germany — 5.0%

664	BASF SE (d)	$46,140
708	Bayer AG	51,053
533	Deutsche Bank AG	19,371
1,602	Deutsche Post AG	28,373
2,646	Freenet AG	38,459
549	Fresenius SE & Co KGaA	56,929
1,134	Hannover Rueckversicherung AG	67,335
771	Lanxess AG	48,634
576	RWE AG	23,546
401	SAP AG	23,680

		403,520

Hong Kong — 2.1%
10,000	BOC Hong Kong Holdings Ltd	30,776
4,000	Cheung Kong Holdings Ltd	49,429
10,000	Cheung Kong Infrastructure Holdings Ltd	60,047
17,000	SmarTone Telecommunications Holdings Ltd	32,655

		172,907

India — 0.4%
1,300	Tata Motors Ltd, ADR (b)	28,548

Indonesia — 0.6%
181,500	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	52,066

Ireland — 0.3%
3,679	Smurfit Kappa Group PLC	24,807

Israel — 0.3%
525	Check Point Software Technologies Ltd †,(b)	26,035

Italy — 2.3%
7,159	Enel SpA	23,103
2,876	ENI SpA	61,378
578	Saipem SpA	25,741
9,907	Snam SpA	44,165
36,667	Telecom Italia SpA	36,133

		190,520

Japan — 15.2%
2,000	Aeon Co Ltd	24,930
900	Aisin Seiki Co Ltd	29,950
2,000	Ajinomoto Co Inc	27,804
2,000	Anritsu Corp	22,651
600	Astellas Pharma Inc	26,208

See Notes to Financial Statements.

3

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Japan (Continued)

1,900	Bridgestone Corp	$43,582
700	Canon Inc	28,030
8,000	Chiba Bank Ltd/The	48,048
2,000	Daiwa House Industry Co Ltd	28,393
24	Fuji Media Holdings Inc	41,290
9,000	Hitachi Ltd	55,351
800	Honda Motor Co Ltd	27,868
2,000	Japan Tobacco Inc	59,267
4,000	Mitsubishi Corp	80,774
27,500	Mizuho Financial Group Inc	46,553
1,900	NET One Systems Co Ltd	25,289
1,000	Nikon Corp	30,379
7,000	Nippon Express Co Ltd	28,897
1,057	Nippon Telegraph & Telephone Corp	49,110
5,600	Nissan Motor Co Ltd	53,036
450	ORIX Corp	41,885
1,400	Otsuka Holdings Co Ltd	42,897
1,400	Seven & I Holdings Co Ltd	42,184
300	Shimamura Co Ltd	34,702
1,200	Softbank Corp	44,615
2,400	Sumitomo Electric Industries Ltd	29,839
2,700	Sumitomo Mitsui Financial Group Inc	89,070
2,200	Tokyo Seimitsu Co Ltd	39,153
6,000	Tokyu Land Corp	29,784
1,000	Toyo Suisan Kaisha Ltd	26,695
1,000	West Japan Railway Co	41,188

		1,239,422

Malaysia — 1.0%
28,784	Alliance Financial Group Bhd	37,855
14,573	Sime Darby Bhd	45,485

		83,340

Mexico — 1.2%
24,500	America Movil SAB de CV, Series L (b)	32,031
4,100	Fomento Economico Mexicano SAB de CV (b)	36,612
8,776	Grupo Mexico SAB de CV, Series B (b)	26,085

		94,728

See Notes to Financial Statements.

4

Shares		Value(a),(c)

Netherlands — 1.1%
1,177	ASML Holding NV	$59,977
2,344	Koninklijke Ahold NV	29,045

		89,022

Norway — 0.7%
943	TGS Nopec Geophysical Co ASA	25,417
750	Yara International ASA	32,845

		58,262

Poland — 0.8%
915	KGHM Polska Miedz SA	39,970
19,768	Tauron Polska Energia SA	27,202

		67,172

Portugal — 0.4%
14,085	EDP – Energias de Portugal SA	33,274

Russian Federation — 1.9%
7,785	Gazprom OAO, ADR (b)	73,957
485	Lukoil OAO, ADR	27,112
19,679	Sberbank of Russia	53,042

		154,111

Singapore — 2.6%
8,000	DBS Group Holdings Ltd	88,304
86,000	Golden Agri-Resources Ltd	45,974
5,000	Keppel Corp Ltd	40,970
8,000	SembCorp Industries Ltd	32,707

		207,955

South Africa — 1.9%
3,704	Barloworld Ltd	36,755
3,440	Imperial Holdings Ltd	72,588
12,246	Life Healthcare Group Holdings Ltd	46,674

		156,017

South Korea — 3.4%
5,120	BS Financial Group Inc	57,142
1,130	Hyundai Marine & Fire Insurance Co Ltd	29,407
374	Hyundai Motor Co	76,725
85	Samsung Electronics Co Ltd	90,119
770	Samsung Heavy Industries Co Ltd	25,508

		278,901

See Notes to Financial Statements.

5

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)

Spain — 1.2%
965	Grifols SA †	$24,477
13,278	Mapfre SA	27,065
1,082	Red Electrica Corp SA	47,186

		98,728

Sweden — 1.5%
1,757	Sandvik AB	22,620
5,800	Skandinaviska Enskilda Banken AB, A Shares	37,807
4,119	Swedbank AB, A Shares	65,137

		125,564

Switzerland — 4.3%
541	Aryzta AG †	26,885
974	Cie Financiere Richemont SA	53,454
1,549	Nestle SA	92,400
575	Novartis AG (d)	32,073
195	Roche Holding AG	33,662
512	Swiss Life Holding AG †	48,315
285	Zurich Insurance Group AG †	64,302

		351,091

Taiwan — 2.3%
12,000	Far EasTone Telecommunications Co Ltd	25,995
7,000	FLEXium Interconnect Inc	28,952
7,000	Radiant Opto-Electronics Corp †,(b)	35,135
151,540	Taishin Financial Holding Co Ltd	58,165
3,035	Taiwan Semiconductor Manufacturing Co Ltd, ADR †,(b)	42,369

		190,616

Thailand — 1.2%
21,100	Thai Union Frozen Products PCL (b)	47,668
20,000	Total Access Communication PCL (b)	46,914

		94,582

Turkey — 0.5%
5,413	Turkiye Halk Bankasi AS	42,507

United Kingdom — 14.1%
20,446	Aberdeen Asset Management PLC	83,269
10,369	Aegis Group PLC	26,324
1,084	AstraZeneca PLC	48,454
10,844	Aviva PLC	46,418

See Notes to Financial Statements.

6

Shares		Value(a),(c)

United Kingdom (Continued)

8,353	BAE Systems PLC	$37,801
27,001	Barclays PLC	69,117
12,055	Barratt Developments PLC †	26,454
8,800	BP PLC	58,961
518	British American Tobacco PLC	26,365
25,637	BT Group PLC	84,985
709	Carnival PLC	24,262
5,460	Centrica PLC	27,219
3,020	Diageo PLC	77,690
3,229	easyJet PLC	26,920
18,211	Hays PLC	21,047
6,472	HSBC Holdings PLC	57,066
19,154	ITV PLC	23,121
6,340	Kingfisher PLC	28,666
3,160	Mondi PLC	27,094
1,049	Petrofac Ltd	22,933
2,872	Rolls-Royce Holdings PLC †	38,746
6,487	Royal Dutch Shell PLC, B Shares (d)	226,398
10,257	WM Morrison Supermarkets PLC	42,808

		1,152,118

TOTAL COMMON STOCKS
(Cost $7,330,005)		7,788,628

PREFERRED STOCKS — 2.1%
Brazil — 1.0%
2,435	AES Tiete SA (b)	34,661
9,900	Klabin SA (b)	44,854

		79,515

Germany — 1.1%
769	Henkel AG & Co KGaA	51,071
264	Volkswagen AG	41,856

		92,927

TOTAL PREFERRED STOCKS
(Cost $165,454)		172,442

See Notes to Financial Statements.

7

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a),(c)

INVESTMENT COMPANIES — 2.3%
India — 1.1%
4,005	iShares S&P India Nifty 50 Index Fund (b)	87,630

United States — 1.2%
102,306	State Street Institutional U.S. Government Money Market Fund (b)	102,306

TOTAL INVESTMENT COMPANIES
(Cost $205,645)		189,936

TOTAL INVESTMENTS
(Cost $7,701,104)	99.8%	8,151,006
OTHER ASSETS AND LIABILITIES (Net)	0.2	18,809

NET ASSETS	100.0%	$8,169,815

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (See Notes to Financial Statements, Note 2).

(c)	Unless otherwise indicated by reference to footnote (b), the value for common and preferred stocks represents fair value as of June 30, 2012 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2012 fair value securities represent $6,663,130, 81.6% of net assets.

(d)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts.

ABBREVIATION:
ADR	—	American Depositary Receipt

See Notes to Financial Statements.

8

At June 30, 2012, industry diversification of the Fund was as follows:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Banks	14.9%	$1,214,693
Oil, Gas & Consumable Fuels	8.6	702,726
Metals & Mining	4.9	396,573
Insurance	4.5	371,518
Food Products	3.9	319,492
Pharmaceuticals	3.8	312,681
Wireless Telecommunication Services	3.4	275,686
Semiconductors & Semiconductor Equipment	3.3	266,753
Diversified Telecommunication Services	3.0	247,273
Chemicals	3.0	244,228
Food & Staples Retailing	2.9	237,355
Automobiles	2.7	224,469
Electric Utilities	2.3	190,812
Beverages	2.2	182,171
Health Care Providers & Services	1.9	157,446
Aerospace & Defense	1.9	154,605
Trading Companies & Distributors	1.8	144,023
Real Estate Management & Development	1.7	135,078
Road & Rail	1.6	127,278
Auto Components	1.5	125,742
Industrial Conglomerates	1.5	119,162
Media	1.4	112,686
Electronic Equipment, Instruments & Components	1.3	106,954
Capital Markets	1.3	102,640
IT Services	1.1	90,588
Tobacco	1.1	85,632
Software	0.9	75,643
Energy Equipment & Services	0.9	74,091
Diversified Financial Services	0.9	73,849
Distributors	0.9	72,588
Machinery	0.9	71,048
Specialty Retail	0.8	63,368
Containers & Packaging	0.7	53,778
Textiles, Apparel & Luxury Goods	0.7	53,454
Multi-Utilities	0.6	50,765
Electrical Equipment	0.6	49,977
Biotechnology	0.6	45,524
Transportation Infrastructure	0.5	44,436
Gas Utilities	0.5	44,165
Computers & Peripherals	0.5	37,484
Health Care Equipment & Supplies	0.4	30,734
Leisure Equipment & Products	0.4	30,379

See Notes to Financial Statements.

9

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2012 (continued)

	% of Net Assets	Value
Internet Software & Services	0.4	$29,719
Air Freight & Logistics	0.3	28,373
Real Estate Investment Trusts (REITs)	0.3	28,144
Office Electronics	0.3	28,030
Paper & Forest Products	0.3	27,094
Airlines	0.3	26,920
Household Durables	0.3	26,454
Personal Products	0.3	25,420
Construction & Engineering	0.3	24,665
Hotels, Restaurants & Leisure	0.3	24,262

TOTAL COMMON STOCKS	95.4	7,788,628
PREFERRED STOCKS:
Household Products	0.6	51,071
Containers & Packaging	0.6	44,854
Automobiles	0.5	41,856
Independent Power Producers & Energy Traders	0.4	34,661

TOTAL PREFERRED STOCKS	2.1	172,442
INVESTMENT COMPANIES	2.3	189,936

TOTAL INVESTMENTS	99.8	8,151,006
OTHER ASSETS AND LIABILITIES (NET)	0.2	18,809

NET ASSETS	100.0%	$8,169,815

See Notes to Financial Statements.

10

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11

Munder International Fund — Core Equity

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value (see accompanying schedule)	$8,151,006
Foreign currency, at value	79,607
Dividends and interest receivable	62,595
Receivable from Advisor	9,823
Receivable for investment securities sold	101,677
Deposits with brokers for futures contracts	3,645
Variation margin receivable on open futures contracts	2,520
Prepaid expenses and other assets	51,602

Total Assets	8,462,475

LIABILITIES:
Payable for investment securities purchased	128,089
Payable for Fund shares redeemed	35,996
Trustees’ fees and expenses payable	68,370
Custody fees payable	7,556
Administration fees payable	6,231
Investment advisory fees payable	5,145
Deferred foreign taxes payable	2,642
Transfer agency/record keeping fees payable	788
Distribution and shareholder servicing fees payable — Class A, C and I Shares	66
Accrued expenses and other payables	37,777

Total Liabilities	292,660

NET ASSETS	$8,169,815

Investments, at cost	$7,701,104

Foreign currency, at cost	$79,778

See Notes to Financial Statements.

12

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(27,160)
Accumulated net realized loss on security transactions, futures contracts and foreign currency-related transactions	(5,593,820)
Net unrealized appreciation of securities, futures contracts and foreign currency-related transactions	443,620
Paid-in capital	13,347,175

$8,169,815

NET ASSETS:
Class Y Shares	$1,969,242

Class A Shares	$183,712

Class C Shares	$16,138

Class I Shares	$6,000,723

SHARES OUTSTANDING:
Class Y Shares	350,928

Class A Shares	32,730

Class C Shares	2,895

Class I Shares	1,069,142

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$5.61

CLASS A SHARES:
Net asset value and redemption price per share	$5.61

Maximum sales charge	5.50%
Maximum offering price per share	$5.94

CLASS C SHARES:
Net asset value and offering price per share*	$5.57

CLASS I SHARES:
Net asset value and offering price per share	$5.61

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder International Fund — Core Equity

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$20
Dividends(a)	383,025

Total Investment Income	383,045

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	432
Class C Shares	561
Custody fees	133,863
Investment advisory fees	104,699
Administration fees	76,000
Trustees’ fees and expenses	70,726
Registration and filing fees(b)	57,077
Legal and audit fees	53,607
Printing and mailing fees(c)	9,605
Transfer agency/record keeping fees(d)	5,956
Other	16,617

Total Expenses	529,143
Expenses reimbursed by Advisor	(396,081)

Net Expenses	133,062

NET INVESTMENT INCOME	249,983

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
Security transactions(e)	(1,047,102)
Futures contracts	(370,469)
Foreign currency-related transactions	(42,027)
Net change in unrealized appreciation/(depreciation) of:
Securities(f)	(2,079,389)
Futures contracts	(10,704)
Foreign currency-related transactions	(12,756)

Net realized and unrealized loss on investments	(3,562,447)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,312,464)

(a)	Net of foreign withholding taxes of $33,452.

(b)	Registration and filing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $36,915, $2,651, $1,014 and $16,497 respectively.

(c)	Printing and mailing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $2,053, $143, $49 and $7,360, respectively.

(d)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class C & Class I Shares were $2,151, $164, $56 and $3,585 respectively.

(e)	Net of realized foreign tax of $6,607.

(f)	Net of deferred foreign tax of $2,642.

See Notes to Financial Statements.

14

Munder International Fund — Core Equity

Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
Net investment income	$249,983	$544,128
Net realized gain/(loss) from security transactions, futures contracts and foreign currency-related transactions	(1,459,598)	3,510,802
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	(2,102,849)	8,394,745

Net increase/(decrease) in net assets resulting from operations	(3,312,464)	12,449,675
Dividends to shareholders from net investment income:
Class Y Shares	(140,493)	(72,099)
Class A Shares	(8,727)	(6,844)
Class C Shares	(2,018)	(1,907)
Class I Shares	(672,115)	(911,196)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(215,972)	(109,004)
Class A Shares	30,477	(97,453)
Class C Shares	(53,413)	(3,564)
Class I Shares	(11,332,520)	(29,603,556)

Net decrease in net assets	(15,707,245)	(18,355,948)
NET ASSETS:
Beginning of year	23,877,060	42,233,008

End of year	$8,169,815	$23,877,060

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(27,160)	$556,198

See Notes to Financial Statements.

15

Munder International Fund — Core Equity

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2012	Year Ended June 30, 2011
Amount
Class Y Shares:
Sold	$1,040,621	$878,597
Issued as reinvestment of dividends	140,493	72,099
Redeemed	(1,397,086)	(1,059,700)

Net decrease	$(215,972)	$(109,004)

Class A Shares:
Sold	$78,978	$38,041
Issued as reinvestment of dividends	8,404	6,556
Redeemed	(56,905)	(142,050)

Net increase/(decrease)	$30,477	$(97,453)

Class C Shares:
Sold	$5,927	$14,352
Issued as reinvestment of dividends	2,018	862
Redeemed	(61,358)	(18,778)

Net decrease	$(53,413)	$(3,564)

Class I Shares:
Sold	$1,310,000	$880,599
In-kind subscription	—	14,310,680
Issued as reinvestment of dividends	672,115	825,503
Redeemed	(13,314,635)	(45,620,338)

Net decrease	$(11,332,520)	$(29,603,556)

See Notes to Financial Statements.

16

	Year Ended June 30, 2012	Year Ended June 30, 2011
Shares
Class Y Shares:
Sold	174,758	126,742
Issued as reinvestment of dividends	26,761	10,650
Redeemed	(239,411)	(168,422)

Net decrease	(37,892)	(31,030)

Class A Shares:
Sold	13,266	5,391
Issued as reinvestment of dividends	1,598	967
Redeemed	(9,608)	(21,022)

Net increase/(decrease)	5,256	(14,664)

Class C Shares:
Sold	1,022	2,112
Issued as reinvestment of dividends	385	128
Redeemed	(11,320)	(2,735)

Net decrease	(9,913)	(495)

Class I Shares:
Sold	229,556	141,356
In-kind subscription	—	2,062,058
Issued as reinvestment of dividends	128,022	121,935
Redeemed	(2,223,448)	(6,560,529)

Net decrease	(1,865,870)	(4,235,180)

See Notes to Financial Statements.

17

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)
Net asset value, beginning of period	$7.09	$5.52	$5.45	$9.38	$10.00

Income/(loss) from investment operations:
Net investment income	0.12	0.11	0.09	0.16	0.29
Net realized and unrealized gain/(loss) on investments	(1.25)	1.69	0.16	(3.87)	(0.94)

Total from investment operations	(1.13)	1.80	0.25	(3.71)	(0.65)

Less distributions:
Dividends from net investment income	(0.35)	(0.23)	(0.18)	(0.22)	—

Total distributions	(0.35)	(0.23)	(0.18)	(0.22)	—

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.03

Net asset value, end of period	$5.61	$7.09	$5.52	$5.45	$9.38

Total return(d)	(15.66)%	32.83%	4.14%	(40.00)%	(6.20	)%(e)

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$1,969	$2,756	$2,317	$3,705	$3,770
Ratio of operating expenses to average net assets	1.22%	1.28%	1.36%	1.36%	1.36	%(f)
Ratio of net investment income to average net assets	2.00%	1.64%	1.38%	2.73%	3.33	%(f)
Portfolio turnover rate	84%	81%	67%	52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	5.53%	4.06%	2.19%	2.39%	1.63	%(f)

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (6.50)% for Class Y Shares and (6.70)% for Class A Shares.

(f)	Annualized.

See Notes to Financial Statements.

18

A Shares
Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)	Year Ended 06/30/09(b)	Period Ended 06/30/08(b)
$7.09	$5.52	$5.46	$9.36	$10.00

0.12	0.08	0.10	0.10	0.15

(1.27)	1.70	0.12	(3.81)	(0.82)

(1.15)	1.78	0.22	(3.71)	(0.67)

(0.33)	(0.21)	(0.16)	(0.19)	—

(0.33)	(0.21)	(0.16)	(0.19)	—

—	—	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.03

$5.61	$7.09	$5.52	$5.46	$9.36

(15.88)%	32.49%	3.87%	(40.08)%	(6.40	)%(e)

$184	$195	$233	$297	$14,779

1.47%	1.54%	1.61%	1.61%	1.61	%(f)

1.99%	1.27%	1.54%	1.30%	1.72	%(f)
84%	81%	67%	52%	72%

5.78%	4.28%	2.36%	2.41%	1.92	%(f)

See Notes to Financial Statements.

19

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares
	Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)	Year Ended 06/30/09(b)	Period Ended 06/30/08(b)
Net asset value, beginning of period	$7.05	$5.49	$5.43	$9.30	$10.00

Income/(loss) from investment operations:
Net investment income	0.05	0.05	0.03	0.07	0.14
Net realized and unrealized gain/(loss) on investments	(1.24)	1.67	0.15	(3.82)	(0.87)

Total from investment operations	(1.19)	1.72	0.18	(3.75)	(0.73)

Less distributions:
Dividends from net investment income	(0.29)	(0.16)	(0.12)	(0.12)	—

Total distributions	(0.29)	(0.16)	(0.12)	(0.12)	—

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.03

Net asset value, end of period	$5.57	$7.05	$5.49	$5.43	$9.30

Total return(d)	(16.63)%	31.49%	2.92%	(40.54)%	(7.00	)%(e)

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000s)	$16	$90	$73	$103	$204
Ratio of operating expenses to average net assets	2.22%	2.29%	2.36%	2.36%	2.36	%(f)
Ratio of net investment income to average net assets	0.82%	0.69%	0.56%	1.24%	1.69	%(f)
Portfolio turnover rate	84%	81%	67%	52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	6.57%	5.03%	3.14%	3.36%	2.61	%(f)

(a)	Class C Shares and Class I Shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (7.30)% for Class C and (6.30)% for Class I Shares.

(f)	Annualized.

See Notes to Financial Statements.

20

I Shares
Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)	Year Ended 06/30/09(b)	Period Ended 06/30/08(b)

$7.10	$5.52	$5.46	$9.40	$10.00

0.11	0.11	0.12	0.15	0.21
(1.24)	1.72	0.14	(3.85)	(0.84)

(1.13)	1.83	0.26	(3.70)	(0.63)

(0.36)	(0.25)	(0.20)	(0.24)	—

(0.36)	(0.25)	(0.20)	(0.24)	—

—	—	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.03

$5.61	$7.10	$5.52	$5.46	$9.40

(15.55)%	33.36%	4.22%	(39.80)%	(6.00	)%(e)

$6,001	$20,836	$39,610	$45,325	$114,342

0.96%	1.04%	1.10%	1.10%	1.10	%(f)

1.90%	1.68%	1.92%	2.45%	2.39	%(f)
84%	81%	67%	52%	72%

3.69%	2.12%	1.51%	1.54%	1.38	%(f)

See Notes to Financial Statements.

21

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22

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Fund-Core Equity (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class C, Class Y and Class I Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y and Class I Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining

23

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2012 (continued)

maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 — Quoted Prices	$1,487,876	$2,636
Level 2 — Other Significant Observable Inputs	6,663,130	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$8,151,006	$2,636

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

24

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2012 (continued)

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the year ended June 30, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully

25

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2012 (continued)

invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net

26

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2012 (continued)

realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.80% on the first $1 billion of its average daily net assets, and 0.75% on average daily net assets exceeding $1 billion. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.80% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.47%, 2.22%, 1.22%, and 0.96% for Class A, Class C, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2012, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $396,081, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2012, the total amount eligible for repayment to the Advisor was $1,015,525. The Fund

27

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2012 (continued)

may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $68,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2012, the Advisor earned $76,000 before payment of sub-administration fees and $49,333 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.5807% for administrative services.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2012, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

28

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2012 (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y and Class I Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class C Shares 12b-1 Fees
0.25%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $10,979,479 and $22,549,753, respectively, for the year ended June 30, 2012.

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $690,017, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $427,658 and net appreciation for tax purposes was $262,359. At June 30, 2012, aggregate cost for tax purposes was $7,888,647.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2012 is as follows:

	Asset Derivatives
Derivatives	Balance Sheet Location	Fair Value
Equity Contracts (Futures)	Net Assets — Unrealized Appreciation	$2,636	*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities separately discloses only the current day’s variation margin.

29

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2012 (continued)

For the year ended June 30, 2012, the Fund had the following derivative activity:

Derivatives	Net Realized Loss Recognized in Income	Net Change in Unrealized Appreciation/(Depreciation) Recognized in Income
Equity Contracts (Futures)	$(370,469)	$(10,704)

At June 30, 2012, the Fund had the following open financial futures contracts*:

Long Positions	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Appreciation
MSCI EAFE Emini Index Futures, September 2012	1	$68,554	$71,190	$2,636

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not

30

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2012 (continued)

utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the Fund were $203.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, realized foreign tax reclasses and write-off of capital loss carryforward were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$(9,988)	$64,883,934	$(64,873,946)

During the years ended June 30, 2012 and June 30, 2011, dividends of $823,353 and $992,046 were paid to shareholders from ordinary income, respectively.

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Post-October Loss Deferral	Capital Loss Carryover	Unrealized Appreciation	Total
$29,174	$(314,872)	$(5,104,706)	$253,441	$(5,136,963)

The differences between book and tax distributable earnings were primarily due to wash sales, futures contracts mark to market, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the

31

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2012 (continued)

current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $5,104,706 of unused capital losses. The portion of these losses that was realized in the current fiscal year, and therefore does not expire, consists of $1,349,182 in short-term capital losses and $110,952 in long-term capital losses. The remaining $3,644,572 of unused losses are short-term capital losses of which $2,655,481 expire in 2018 and $989,091 expire in 2019. These losses are subject to limitations.

During the year ended June 30, 2012, the Fund wrote off $64,873,944 of capital loss carryforwards due to loss limitations.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $314,872.

32

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Fund — Core Equity and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Fund — Core Equity (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Fund – Core Equity of Munder Series Trust at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

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Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2012

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2012, the Fund designated approximately $416,477 pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates.

The Fund designated $31,276 as foreign taxes paid and $416,477 as foreign source income for regular federal income tax purposes.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of Trustees unanimously voted to approve the continuation of

34

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

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Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2011 and 2012, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

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Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the one- and three-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one- and three-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one- and three-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one- and three-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one- and three-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one- and three-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2011, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor to the Fund, based on certain assumptions

37

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2011 and 2012. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets

38

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board was advised that as of December 31, 2011, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2012.

39

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07.

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

40

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

41

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharmaceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

42

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

43

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

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45

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNIFCE612

ANNUAL REPORT

June 30, 2012

Munder International

Small-Cap Fund

Class Y, A, C, I & R6 Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Notes to Financial Statements — Unaudited

Risks:    Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

Class (Inception Date)	With Load		Without Load	S&P® Developed ex-U.S. SmallCap Index
CLASS Y (8/17/07)	N/A		$7,580	$8,790
CLASS A (8/17/07)	$7,092	(2)	$7,504	$8,790
CLASS C (8/17/07)	N/A		$7,229	$8,790
CLASS I (8/17/07)	N/A		$7,686	$8,790
CLASS R6 (6/1/12)	N/A		$10,715	$10,623

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/12)

Class (Inception Date)	One Year w/load		One Year w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (8/17/07)	N/A		(12.67)%	N/A		(5.52)%
CLASS A (8/17/07)	(17.73)%	(2)	(12.90)%	(6.81)%	(2)	(5.72)%
CLASS C (8/17/07)	(14.28)%	(3)	(13.42)%	N/A		(6.44)%
CLASS I (8/17/07)	N/A		(12.39)%	N/A		(5.26)%
CLASS R6 (6/1/12)	N/A		N/A	N/A		7.15%	(4)

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.
(4)	Not annualized.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, C and I Shares during the fiscal year ended 6/30/11 the gross expense ratios were 1.71%, 1.83%, 2.79% and 1.28%, respectively, and the net expense ratios were 1.46%, 1.71%, 2.46% and 1.20%, respectively, and the gross and net expense ratios for Class R6 Shares were estimated to be 1.28% and 1.23%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund’s Class Y, A, C and I Shares through at least 10/31/12. Munder Capital Management also has contractually agreed to limit certain expenses of the Fund’s Class R6 Shares and to waive a portion of the investment advisory fee for all Classes through at least 5/31/13. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management reimbursed certain expenses of the Fund’s Class Y, A, C and I Shares during the 2007-2012 calendar years and reimbursed certain expenses of the Fund’s Class R6 Shares during the 2012 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of

Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder International Small-Cap Fund’s management team seeks to provide long-term growth of capital in the Fund by investing primarily in equity securities of small-capitalization companies in countries represented in the S&P® Developed ex-U.S. SmallCap Index. The team selects stocks using a blend of fundamental research and quantitative analysis, focusing on both positive business momentum and favorable valuation. The team uses risk controls to help avoid unintended risk and highlight security selection as a key part of the overall construction of the Fund. The Fund’s investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the S&P® Developed ex-U.S. SmallCap Index. To ensure a diversified geographic portfolio, the Fund invests in a minimum of ten countries.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

International small-cap markets retreated in the last year as concern over Europe’s worsening debt crisis mounted and global economic growth cooled. As a result, there was an overall investor sentiment away from risk, which was evident in the returns of defensive areas of the market such as consumer staples and health care, the best performing sectors. The materials sector, which is highly cyclical, was the worst performing sector as the price of most commodities fell. Reports that European political leaders were attempting to put in place the framework that would bring financial stability to the region were well received; however, moments of disagreement in the region continued to unnerve markets. In Japan, industrial production rebounded after the floods in Thailand disrupted output for several months.

iv

COUNTRY ALLOCATION*		PERFORMANCE DISCUSSION
United Kingdom Japan Canada Australia Germany France Switzerland South Korea Italy Denmark Spain Other Total	20.4% 18.9% 9.8% 8.3% 7.2% 6.8% 5.6% 3.2% 2.8% 2.1% 2.0% 12.9% 100.0%

During the twelve-month period ended June 30, 2012, the Fund returned -12.67%, outperforming the S&P® Developed ex-U.S. SmallCap Index, which returned -15.76% over the same period.

Notable contributors to the Fund’s performance during the past year included: Dollarama Inc., a dollar store operator; Duerr AG, which supplies products, systems and services for

As a percentage of net assets as of 6/30/12.

* Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

automobile manufacturing; easyJet PLC, which provides passenger airline and carrier services; Lundin Petroleumt AB, which explores for and produces oil and natural gas; and Hutchison Telecommunications Hong Kong Holdings
Ltd., which provides integrated mobile and fixed-line telecommunications services.

Notable detractors to the Fund’s performance during the past year included: SKC Co. Ltd., which manufactures and sells chemical products, polyester film and related products; Chemring Group PLC, which manufactures signaling materials and marine safety products for the global defense and security industries; Dongkuk Steel Mill Co. Ltd., which manufactures steel and steel related products; Aareal Bank AG, which provides property financing and consulting services; and Rheinmetall AG, which manufactures and supplies automotive components and defense equipment.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Allot Communications Ltd., a designer and developer of broadband services; CJ Korea Express Co. Ltd., a shipping company; Kabel Deutschland Holding AG, a cable television operator; GN Store Nord A/S, a hearing aid manufacturer; and TalkTalk Telecom Group PLC, a telecommunications service provider.

The team funded these positions in part by selling the Fund’s positions in: Neo Material Technology, a rare earth processor; Daum Communication, an Internet portal service provider; Meda AB, a specialty pharmaceutical company; Pioneer Corp., an audio and video equipment manufacturer; and SXC Health Solutions, a pharmacy benefits management service provider.

v

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The S&P® Developed ex-U.S. SmallCap Index consists of the bottom 15% (based on total market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1)	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,066.80	$7.50	1.46%
Class A	$1,000.00	$1,065.30	$8.78	1.71%
Class C	$1,000.00	$1,061.70	$12.61	2.46%
Class I	$1,000.00	$1,068.00	$6.17	1.20%
Class R6(2)	$1,000.00	$1,071.50	$1.06	1.25%
Hypothetical
Class Y	$1,000.00	$1,017.60	$7.32	1.46%
Class A	$1,000.00	$1,016.36	$8.57	1.71%
Class C	$1,000.00	$1,012.63	$12.31	2.46%
Class I	$1,000.00	$1,002.90	$6.02	1.20%
Class R6(2)	$1,000.00	$1,018.65	$6.27	1.25%

(1)	Except for Class R6, expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).
(2)	For Class R6, Actual Beginning Account Value is as of June 1, 2012, the date Class R6 commenced operations. Actual Ending Account Value and Actual Expenses Paid are based on the period from the beginning of expense accruals through June 30, 2012. Therefore, expenses are calculated by multiplying the annualized expense ratio listed above for Class R6 by the average account value over the period and multiplying that number by 30/366 (to reflect the portion of the period that Class R6 incurred expenses). Hypothetical Beginning Account Value is as of January 1, 2012, in order to facilitate comparison with other mutual funds. Hypothetical Ending Account Value and Hypothetical Expenses Paid are calculated as if the class had been in existence during the entire six-month period from January 1, 2012 through June 30, 2012.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2012

Shares		Value(a),(c)

COMMON STOCKS — 98.0%
Australia — 8.3%
348,275	Ausdrill Ltd	$1,235,248
200,930	Ausenco Ltd	742,045
1,015,864	Beach Energy Ltd	991,455
443,312	Boart Longyear Ltd	1,322,299
151,358	carsales.com Ltd	935,208
286,691	Challenger Ltd/AU	959,421
1,385,528	Commonwealth Property Office Fund	1,444,603
258,479	DuluxGroup Ltd	799,993
1,502,608	Envestra Ltd	1,210,720
494,182	FlexiGroup Ltd	1,317,520
86,224	Flight Centre Ltd	1,687,664
148,107	GrainCorp Ltd	1,452,641
247,230	iiNET Ltd	783,498
118,500	James Hardie Industries SE	970,608
685,185	Mount Gibson Iron Ltd	611,084
269,550	PanAust Ltd †	767,559
274,961	Primary Health Care Ltd	833,626
846,402	Spark Infrastructure Group	1,323,255
784,782	St Barbara Ltd †	1,426,644
150,287	Super Retail Group Ltd	1,116,806

		21,931,897

Austria — 1.0%
26,983	AMS AG	1,811,776
9,854	Schoeller-Bleckmann Oilfield Equipment AG	795,769

		2,607,545

Belgium — 0.7%
15,619	Barco NV	790,736
13,831	Kinepolis Group NV	1,179,644

		1,970,380

Canada — 9.8%
27,433	AltaGas Ltd (b)	780,066
210,924	Argonaut Gold Inc †,(b)	1,591,097
13,716	Atco Ltd/Canada, Class I (b)	973,767
232,745	AuRico Gold Inc †,(b)	1,870,007
60,120	Canadian Apartment Properties REIT (b)	1,404,237
37,268	Dollarama Inc (b)	2,239,521
157,907	Endeavour Silver Corp †,(b)	1,276,470
213,269	Gran Tierra Energy Inc †,(b)	1,047,151
25,605	Home Capital Group Inc (b)	1,136,267

See Notes to Financial Statements.

1

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Canada (Continued)
87,224	Jean Coutu Group PJC Inc/The, Class A (b)	$1,288,527
22,856	Laurentian Bank of Canada (b)	1,043,685
67,746	Major Drilling Group International (b)	783,195
117,100	Martinrea International Inc †,(b)	920,145
26,390	Methanex Corp (b)	735,115
55,957	Mullen Group Ltd (b)	1,198,725
88,900	Pason Systems Inc (b)	1,299,314
92,075	Sierra Wireless Inc †,(b)	831,437
206,025	Spartan Oil Corp †,(b)	702,197
102,022	Surge Energy Inc †,(b)	738,535
96,677	TransForce Inc (b)	1,583,904
31,942	Wajax Corp (b)	1,511,606
134,612	Whitecap Resources Inc †,(b)	888,511

		25,843,479

Denmark — 2.1%
42,811	Christa Hansen Holding A/S	1,100,070
94,935	GN Store Nord A/S	1,148,892
16,454	Royal UNIBREW A/S	1,041,929
49,649	Sydbank A/S †	806,272
8,147	Topdanmark A/S †	1,395,840

		5,493,003

Finland — 1.5%
113,244	Huhtamaki OYJ	1,680,755
350,789	Sponda OYJ	1,314,500
56,015	Tieto OYJ	895,747

		3,891,002

France — 6.8%
22,444	Arkema SA	1,470,584
34,518	AtoS	2,067,034
23,876	CFAO SA	1,131,408
11,693	Eurofins Scientific	1,449,369
11,338	Fonciere Des Regions	816,862
11,102	Gemalto NV	798,414
32,894	Ingenico	1,596,314
51,595	Medica SA	822,018
24,624	Publicis Groupe SA	1,126,094
20,966	Societe BIC SA	2,166,016
114,783	UBISOFT Entertainment †	770,557

See Notes to Financial Statements.

2

Shares		Value(a),(c)

France — (Continued)
32,569	Valeo SA	$1,349,486
24,392	Zodiac Aerospace	2,481,963

		18,046,119

Germany — 6.3%
23,104	Bilfinger Berger SE	1,882,777
47,809	Dialog Semiconductor PLC †	867,719
44,492	Duerr AG	2,742,555
90,364	Freenet AG	1,313,415
27,798	Gerresheimer AG †	1,309,167
26,732	Hannover Rueckversicherung AG	1,587,291
21,479	Hugo Boss AG	2,124,512
18,846	Kabel Deutschland Holding AG †	1,172,838
25,335	Lanxess AG	1,598,102
22,424	Leoni AG	855,391
128,540	TAG Immobilien AG	1,207,870

		16,661,637

Hong Kong — 1.8%
506,857	Great Eagle Holdings Ltd	1,307,897
3,776,000	Hutchison Telecommunications Hong Kong Holdings Ltd	1,751,197
930,000	Melco International Development Ltd	749,551
1,116,000	Towngas China Co Ltd	808,590

		4,617,235

Israel — 0.5%
43,811	Allot Communications Ltd †,(b)	1,220,574

Italy — 2.8%
140,289	Banca Generali SpA	1,618,656
243,468	Credito Emiliano SpA	889,379
106,630	De’Longhi SpA	1,026,577
48,055	Lottomatica Group SpA	928,296
160,455	Pirelli & C. SpA	1,692,573
155,975	Recordati SpA	1,109,805

		7,265,286

Japan — 18.9%
46,200	Capcom Co Ltd	966,167
68,400	Century Tokyo Leasing Corp	1,282,962
55,400	Chiyoda Co Ltd	1,199,374
362,000	Clarion Co Ltd †	836,378
406	CyberAgent Inc	1,046,312

See Notes to Financial Statements.

3

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Japan —(Continued)
127	Daiwahouse Residential Investment Corp	$886,215
111	Frontier Real Estate Investment Corp	890,552
136,000	Hitachi Kokusai Electric Inc	1,069,987
134,000	Japan Aviation Electronics Industry Ltd	1,175,057
135,000	Kagoshima Bank Ltd/The	817,766
75,100	Kintetsu World Express Inc	2,404,895
46,200	Kyoei Steel Ltd	846,462
96,000	NET One Systems Co Ltd	1,277,761
248,000	Nichirei Corp	1,219,024
61,000	Nihon Kohden Corp	1,857,475
110,000	Nippon Paint Co Ltd	895,816
72,000	Nippon Shokubai Co Ltd	868,871
80,500	Noritz Corp	1,533,586
79,600	Park24 Co Ltd	1,176,446
123,000	Rengo Co Ltd	768,763
28,200	Ryohin Keikaku Co Ltd	1,535,458
131,000	San-In Godo Bank Ltd/The	924,507
48,500	Seria Co Ltd	779,103
171,000	Shiga Bank Ltd/The	934,931
86,300	Ship Healthcare Holdings Inc	2,077,553
87,900	Sohgo Security Services Co Ltd	1,190,518
150,300	Sumitomo Forestry Co Ltd	1,343,402
34,290	Sumitomo Real Estate Sales Co Ltd	1,671,295
81,000	Taikisha Ltd	1,689,590
60,900	Tokyo Ohka Kogyo Co Ltd	1,354,079
73,100	Tokyo Seimitsu Co Ltd	1,300,950
96,100	Toridoll.corp	1,353,150
173,000	Toshiba Plant Systems & Services Corp	2,060,799
22,100	Towa Pharmaceutical Co Ltd	1,238,681
233,000	Toyo Engineering Corp	1,012,183
253,000	Tsubakimoto Chain Co	1,467,503
39,000	Tsuruha Holdings Inc	2,425,135
304,000	Yokohama Rubber Co Ltd/The	2,294,157

		49,672,863

Luxembourg — 0.3%
8,923	Millicom International Cellular SA, SDR	841,866

Netherlands — 1.2%
98,064	Aalberts Industries NV	1,526,939
20,817	Eurocommercial Properties NV	721,399
36,467	Imtech NV	870,116

		3,118,454

See Notes to Financial Statements.

4

Shares		Value(a),(c)

Norway — 1.7%
188,051	Atea ASA	$1,654,269
461,649	Electromagnetic GeoServices AS †	1,027,587
99,922	Tomra Systems ASA	848,390
125,721	Wilh Wilhelmsen ASA	854,981

		4,385,227

Singapore — 1.6%
1,017,000	First Resources Ltd	1,554,519
1,177,000	Mapletree Commercial Trust	913,969
448,280	Miclyn Express Offshore Ltd	937,986
4,681,000	Yongnam Holdings Ltd	853,503

		4,259,977

South Korea — 3.2%
79,501	Asia Pacific Systems Inc †	943,265
117,530	BS Financial Group Inc	1,311,700
17,866	CJ Korea Express Co Ltd †	1,225,787
36,920	Hotel Shilla Co Ltd	1,814,275
48,420	LIG Insurance Co Ltd	998,241
41,352	Silicon Works Co Ltd	1,057,356
41,140	Soulbrain Co Ltd	1,103,399

		8,454,023

Spain — 2.0%
33,807	Bolsas y Mercados Espanoles SA	680,536
41,813	Grifols SA †	1,060,576
33,332	Red Electrica Corp SA	1,453,597
50,105	Viscofan SA	2,157,581

		5,352,290

Sweden — 1.5%
79,704	Boliden AB	1,114,912
180,909	Fastighets AB Balder, B Shares †	820,495
224,900	Trelleborg AB, B Shares	2,078,273

		4,013,680

Switzerland — 5.6%
7,698	Acino Holding AG †	892,799
28,908	Aryzta AG †	1,436,595
2,675	Banque Cantonale Vaudoise	1,418,932
4,996	Bucher Industries AG	800,546
14,337	Dufry AG †	1,739,203

See Notes to Financial Statements.

5

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Switzerland —(Continued)
7,085	Flughafen Zuerich AG	$2,487,982
2,812	Helvetia Holding AG	849,867
173,597	OC Oerlikon Corp AG †	1,441,982
11,275	Schindler Holding AG	1,260,882
602	Sika AG (b)	1,159,412
12,625	Swiss Life Holding AG †	1,191,354

		14,679,554

United Kingdom — 20.4%
721,636	Aberdeen Asset Management PLC	2,938,942
466,301	Aegis Group PLC	1,183,807
369,206	Ashtead Group PLC	1,512,777
134,630	Babcock International Group PLC	1,801,472
427,758	Balfour Beatty PLC	2,003,693
828,851	Barratt Developments PLC †	1,818,892
140,193	Berendsen PLC	1,100,037
902,962	Booker Group PLC	1,288,330
25,755	Croda International PLC	914,479
233,238	easyJet PLC	1,944,457
281,994	Fenner PLC	1,605,412
606,368	GKN PLC	1,726,563
917,932	Hays PLC	1,060,896
1,141,293	Howden Joinery Group PLC	2,282,804
79,125	Hunting PLC	898,897
109,916	IMI PLC	1,434,580
323,484	Inchcape PLC	1,677,976
44,914	InterContinental Hotels Group PLC	1,085,461
898,590	ITV PLC	1,084,712
146,644	Jazztel PLC †	833,016
249,592	Jupiter Fund Management PLC	842,840
155,842	Lancashire Holdings Ltd	1,953,414
122,589	London Stock Exchange Group PLC	1,931,209
248,471	Mondi PLC	2,130,371
508,030	Paragon Group of Cos PLC	1,333,767
79,301	Pennon Group PLC	949,030
199,933	Rexam PLC	1,322,653
160,919	RPC Group PLC	978,785
148,321	Savills PLC	812,872
615,755	Senior PLC	1,811,909
203,451	Soco International PLC †	926,093
50,953	Spectris PLC	1,225,476

See Notes to Financial Statements.

6

Shares		Value(a),(c)

United Kingdom — (Continued)
579,735	Spirent Communications PLC	$1,458,601
255,487	Stagecoach Group PLC	1,067,267
80,365	Synergy Health PLC	1,136,326
482,545	TalkTalk Telecom Group PLC	1,440,454
101,421	Telecity Group PLC †	1,276,910
98,719	Vitec Group PLC/The	1,040,847

		53,836,027

TOTAL COMMON STOCKS
(Cost $232,167,763)		258,162,118

PREFERRED STOCKS — 0.9%
Germany — 0.9%
13,413	Draegerwerk AG & Co KGaA	1,323,714
44,207	ProSiebenSat.1 Media AG	986,831

TOTAL PREFERRED STOCKS
(Cost $1,525,524)		2,310,545

INVESTMENT COMPANY — 0.7%
(Cost $1,726,885)
1,726,885	State Street Institutional U.S. Government Money Market Fund (b)	1,726,885

TOTAL INVESTMENTS
(Cost $235,420,172)	99.6%	262,199,548
OTHER ASSETS AND LIABILITIES (Net)	0.4	1,167,740

NET ASSETS	100.0%	$263,367,288

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (See Notes to Financial Statements, Note 2).

(c)	Unless otherwise indicated by reference to footnote (b), the value for common and preferred stocks represents fair value as of June 30, 2012 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2012 fair value securities represent $232,249,197, 88.2% of net assets.

ABBREVIATION:
SDR	—	Special Depositary Receipt

See Notes to Financial Statements.

7

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2012 (continued)

At June 30, 2012, industry diversification of the Fund was as follows:

	% of Net Assets	Value
COMMON STOCKS:
Machinery	6.1%	$16,170,581
Chemicals	4.6	11,999,920
Construction & Engineering	4.5	11,789,476
Metals & Mining	3.9	10,287,430
Commercial Services & Supplies	3.9	10,165,656
Auto Components	3.4	8,838,315
Commercial Banks	3.1	8,147,172
Insurance	3.0	7,976,007
Food Products	3.0	7,820,360
Hotels, Restaurants & Leisure	2.9	7,618,397
Real Estate Management & Development	2.7	7,134,929
Real Estate Investment Trusts (REITs)	2.7	7,077,837
Media	2.6	6,793,407
Specialty Retail	2.4	6,338,187
Energy Equipment & Services	2.3	6,158,278
Oil, Gas & Consumable Fuels	2.3	6,074,008
Semiconductors & Semiconductor Equipment	2.3	5,981,066
IT Services	2.2	5,894,811
Capital Markets	2.1	5,400,438
Household Durables	1.9	5,025,249
Food & Staples Retailing	1.9	5,001,992
Health Care Providers & Services	1.9	4,869,523
Diversified Financial Services	1.8	4,854,128
Diversified Telecommunication Services	1.8	4,808,164
Electronic Equipment, Instruments & Components	1.8	4,787,583
Containers & Packaging	1.8	4,750,956
Multiline Retail	1.7	4,554,082
Road & Rail	1.5	3,876,958
Communications Equipment	1.3	3,360,025
Pharmaceuticals	1.2	3,241,285
Trading Companies & Distributors	1.2	3,024,383
Health Care Equipment & Supplies	1.1	3,006,367
Software	1.1	2,957,298
Distributors	1.1	2,809,384
Electric Utilities	1.1	2,776,853
Life Sciences Tools & Services	1.0	2,758,536
Transportation Infrastructure	0.9	2,487,982
Aerospace & Defense	0.9	2,481,963
Thrifts & Mortgage Finance	0.9	2,470,034
Air Freight & Logistics	0.9	2,404,895
Internet Software & Services	0.8	2,212,118

See Notes to Financial Statements.

8

	% of Net Assets	Value
Wireless Telecommunication Services	0.8	$2,155,281
Paper & Forest Products	0.8	2,130,371
Textiles, Apparel & Luxury Goods	0.8	2,124,512
Gas Utilities	0.8	2,019,310
Airlines	0.7	1,944,457
Building Products	0.6	1,533,586
Consumer Finance	0.5	1,317,520
Professional Services	0.4	1,060,896
Biotechnology	0.4	1,060,576
Beverages	0.4	1,041,929
Leisure Equipment & Products	0.4	1,040,847
Multi-Utilities	0.4	973,767
Construction Materials	0.4	970,608
Water Utilities	0.4	949,030
Marine	0.3	854,981
Computers & Peripherals	0.3	798,414

TOTAL COMMON STOCKS	98.0	258,162,118
PREFERRED STOCKS:
Health Care Equipment & Supplies	0.5	1,323,714
Media	0.4	986,831

TOTAL PREFERRED STOCKS	0.9	2,310,545
INVESTMENT COMPANY	0.7	1,726,885

TOTAL INVESTMENTS	99.6	262,199,548
OTHER ASSETS AND LIABILITIES (Net)	0.4	1,167,740

NET ASSETS	100.0%	$263,367,288

See Notes to Financial Statements.

9

Munder International Small-Cap Fund

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value (see accompanying schedule)	$262,199,548
Foreign currency, at value	1,262,382
Dividends and interest receivable	636,557
Receivable from Advisor	20,323
Receivable for investment securities sold	1,890,000
Receivable for Fund shares sold	237,522
Prepaid expenses and other assets	93,204

Total Assets	266,339,536

LIABILITIES:
Payable for investment securities purchased	2,100,295
Payable for Fund shares redeemed	358,289
Investment advisory fees payable	188,188
Transfer agency/record keeping fees payable	164,931
Trustees’ fees and expenses payable	68,370
Administration fees payable	29,364
Custody fees payable	17,973
Distribution and shareholder servicing fees payable – Class A and C Shares	570
Accrued expenses and other payables	44,268

Total Liabilities	2,972,248

NET ASSETS	$263,367,288

Investments, at cost	$235,420,172

Foreign currency, at cost	$1,251,908

See Notes to Financial Statements.

10

NET ASSETS consist of:
Undistributed net investment income	$1,557,049
Accumulated net realized loss on security transactions, futures contracts and foreign currency-related transactions	(89,149,736)
Net unrealized appreciation of securities, futures contracts and foreign currency-related transactions	26,772,790
Paid-in capital	324,187,185

$263,367,288

NET ASSETS:
Class Y Shares	$140,061,755

Class A Shares	$2,803,725

Class C Shares	$145,770

Class I Shares	$120,329,252

Class R6 Shares	$26,786

SHARES OUTSTANDING:
Class Y Shares	19,475,524

Class A Shares	390,371

Class C Shares	20,676

Class I Shares	16,662,773

Class R6 Shares	3,726

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$7.19

CLASS A SHARES:
Net asset value and redemption price per share	$7.18

Maximum sales charge	5.50%
Maximum offering price per share	$7.60

CLASS C SHARES:
Net asset value and offering price per share*	$7.05

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$7.22

CLASS R6 SHARES:
Net asset value and offering price per share	$7.19

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder International Small-Cap Fund

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$2,637
Dividends(a)	7,306,061

Total Investment Income	7,308,698

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	7,816
Class C Shares	3,711
Investment advisory fees	2,530,470
Transfer agency/record keeping fees(b)	558,725
Administration fees	370,014
Custody fees	183,553
Registration and filing fees(c)	72,951
Trustees’ fees and expenses	70,725
Legal and audit fees	62,148
Printing and mailing fees(d)	18,874
Other	25,400

Total Expenses	3,904,387
Expenses waived and reimbursed by Advisor	(323,508)

Net Expenses	3,580,879

NET INVESTMENT INCOME	3,727,819

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
Security transactions	(4,691,631)
Futures contracts	(218,822)
Foreign currency-related transactions	(317,412)
Net change in unrealized appreciation/(depreciation) of:
Securities	(36,188,043)
Futures contracts	(87,280)
Foreign currency-related transactions	(20,436)

Net realized and unrealized loss on investments	(41,523,624)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,795,805)

(a)	Net of foreign withholding taxes of $630,378.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class C, Class I and Class R6 Shares were $511,564, $11,283, $1,581, $34,296 and $1 respectively.

(c)	Registration and filing fees — The amounts for Class Y, Class A, Class C, Class I and Class R6 Shares were $52,211, $1,130, $155, $19,454 and $1, respectively.

(d)	Printing and mailing fees — The amounts for Class Y, Class A, Class C, Class I and Class R6 Shares were $10,595, $273, $4, $8,001 and $1, respectively.

See Notes to Financial Statements.

12

Munder International Small-Cap Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
Net investment income	$3,727,819	$2,314,654
Net realized gain/(loss) from security transactions, futures contracts and foreign currency-related transactions	(5,227,865)	32,996,019
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	(36,295,759)	57,049,560

Net increase/(decrease) in net assets resulting from operations	(37,795,805)	92,360,233
Dividends to shareholders from net investment income:
Class Y Shares	(2,063,051)	(1,315,927)
Class A Shares	(38,097)	(6,077)
Class C Shares	(2,796)	—
Class I Shares	(2,130,723)	(1,503,497)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	2,866,374	2,208,491
Class A Shares	(88,845)	2,288,666
Class C Shares	(406,037)	(2,052,291)
Class I Shares	281,996	15,196,987
Class R6 Shares	25,000	—

Net increase/(decrease) in net assets	(39,351,984)	107,176,585
NET ASSETS:
Beginning of year	302,719,272	195,542,687

End of year	$263,367,288	$302,719,272

Undistributed net investment income	$1,557,049	$2,176,981

See Notes to Financial Statements.

13

Munder International Small-Cap Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2012	Year Ended June 30, 2011
Amount
Class Y Shares:
Sold	$29,833,810	$32,220,732
Issued as reinvestment of dividends	2,008,716	1,285,961
Redeemed	(28,976,152)	(31,298,202)

Net increase	$2,866,374	$2,208,491

Class A Shares:
Sold	$1,611,750	$2,678,304
Issued as reinvestment of dividends	18,045	5,628
Redeemed	(1,718,640)	(395,266)

Net increase/(decrease)	$(88,845)	$2,288,666

Class C Shares:
Sold	$15,246	$103,021
Issued as reinvestment of dividends	1,783	—
Redeemed	(423,066)	(2,155,312)

Net decrease	$(406,037)	$(2,052,291)

Class I Shares:
Sold	$—	$15,000,000
Issued as reinvestment of dividends	281,996	196,987

Net increase	$281,996	$15,196,987

Class R6 Shares:
Sold	$25,000	$—

Net increase	$25,000	$—

See Notes to Financial Statements.

14

	Year Ended June 30, 2012	Year Ended June 30, 2011
Shares
Class Y Shares:
Sold	4,123,716	4,277,609
Issued as reinvestment of dividends	303,431	166,651
Redeemed	(3,951,474)	(4,187,561)

Net increase	475,673	256,699

Class A Shares:
Sold	218,307	338,410
Issued as reinvestment of dividends	2,726	728
Redeemed	(240,030)	(55,481)

Net increase/(decrease)	(18,997)	283,657

Class C Shares:
Sold	2,090	13,539
Issued as reinvestment of dividends	273	—
Redeemed	(59,338)	(294,668)

Net decrease	(56,975)	(281,129)

Class I Shares:
Sold	—	2,010,723
Issued as reinvestment of dividends	42,470	25,418

Net increase	42,470	2,036,141

Class R6 Shares:
Sold	3,726	—

Net increase	3,726	—

See Notes to Financial Statements.

15

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)
Net asset value, beginning of period	$8.37	$5.77	$5.09	$8.74	$10.00

Income/(loss) from investment operations:
Net investment income	0.09	0.06	0.06	0.07	0.11
Net realized and unrealized gain/(loss) on investments	(1.16)	2.61	0.69	(3.62)	(1.37)

Total from investment operations	(1.07)	2.67	0.75	(3.55)	(1.26)

Less distributions:
Dividends from net investment income	(0.11)	(0.07)	(0.07)	(0.10)	—
Distributions from net realized gains	—	—	—	—	(0.00	)(d)

Total distributions	(0.11)	(0.07)	(0.07)	(0.10)	(0.00	)(d)

Short-term trading fees	—	—	0.00 (d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$7.19	$8.37	$5.77	$5.09	$8.74

Total return(c)	(12.67)%	46.39%	14.69%	(40.87)%	(12.57)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$140,062	$159,001	$108,224	$45,239	$3,862
Ratio of operating expenses to average net assets	1.46%	1.46%	1.46%	1.46%	1.46	%(e)
Ratio of net investment income to average net assets	1.29%	0.77%	0.90%	1.49%	1.37	%(e)
Portfolio turnover rate	67%	74%	88%	91%	91%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.63%	1.71%	1.82%	2.36%	2.46	%(e)

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	Amount represents less than $0.005 per share.

(e)	Annualized.

See Notes to Financial Statments.

16

A Shares
Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)	Year Ended 06/30/09(b)	Period Ended 06/30/08(b)
$8.36	$5.77	$5.08	$8.73	$10.00

0.08	0.06	0.02	0.05	0.17

(1.17)	2.58	0.73	(3.61)	(1.44)

(1.09)	2.64	0.75	(3.56)	(1.27)

(0.09)	(0.05)	(0.06)	(0.09)	—
—	—	—	—	(0.00	)(d)

(0.09)	(0.05)	(0.06)	(0.09)	(0.00	)(d)

—	—	0.00 (d)	0.00 (d)	0.00	(d)

$7.18	$8.36	$5.77	$5.08	$8.73

(12.90)%	45.85%	14.62%	(40.99)%	(12.67)%

$2,804	$3,421	$725	$1,327	$2,880

1.71%	1.71%	1.71%	1.71%	1.71	%(e)

1.15%	0.82%	0.28%	0.86%	2.06	%(e)
67%	74%	88%	91%	91%

1.87%	1.83%	2.07%	2.56%	2.80	%(e)

See Notes to Financial Statments.

17

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	C Shares
	Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)	Year Ended 06/30/09(b)	Period Ended 06/30/08(b)
Net asset value, beginning of period	$8.22	$5.68	$5.03	$8.67	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	0.00 (d)	(0.04)	(0.02)	0.02	0.14
Net realized and unrealized gain/(loss) on investments	(1.11)	2.58	0.70	(3.59)	(1.47)

Total from investment operations	(1.11)	2.54	0.68	(3.57)	(1.33)

Less distributions:
Dividends from net investment income	(0.06)	—	(0.03)	(0.07)	—
Distributions from net realized gains	—	—	—	—	(0.00	)(d)

Total distributions	(0.06)	—	(0.03)	(0.07)	(0.00	)(d)

Short-term trading fees	—	—	0.00 (d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$7.05	$8.22	$5.68	$5.03	$8.67

Total return(c)	(13.42)%	44.72%	13.49%	(41.39)%	(13.27)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$146	$639	$2,038	$3,332	$2,681
Ratio of operating expenses to average net assets	2.46%	2.46%	2.46%	2.46%	2.46	%(e)
Ratio of net investment income to average net assets	0.07%	(0.64)%	(0.35)%	0.38%	1.77	%(e)
Portfolio turnover rate	67%	74%	88%	91%	91%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	2.68%	2.79%	2.83%	3.33%	3.28	%(e)

(a)	Class C Shares and Class I Shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	Amount represents less than $0.005 per share.

(e)	Annualized.

See Notes to Financial Statments.

18

I Shares
Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)	Year Ended 06/30/09(b)	Period Ended 06/30/08(b)
$8.40	$5.80	$5.11	$8.77	$10.00

0.11	0.08	0.07	0.07	0.14

(1.16)	2.61	0.71	(3.62)	(1.36)

(1.05)	2.69	0.78	(3.55)	(1.22)

(0.13)	(0.09)	(0.09)	(0.11)	(0.01)
—	—	—	—	(0.00	)(d)

(0.13)	(0.09)	(0.09)	(0.11)	(0.01)

—	—	0.00 (d)	0.00 (d)	0.00	(d)

$7.22	$8.40	$5.80	$5.11	$8.77

(12.39)%	46.52%	15.13%	(40.76)%	(12.21)%

$120,329	$139,658	$84,557	$80,598	$170,390

1.20%	1.20%	1.20%	1.20%	1.20	%(e)

1.54%	1.04%	1.08%	1.33%	1.72	%(e)
67%	74%	88%	91%	91%

1.27%	1.28%	1.35%	1.45%	1.50	%(e)

See Notes to Financial Statments.

19

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	R6 Shares
	Period Ended 6/30/12(b)
Net asset value, beginning of period	$6.71

Income/(loss) from investment operations:
Net investment income/(loss)	0.01
Net realized and unrealized gain/(loss) on investments	0.47

Total from investment operations	0.48

Net asset value, end of period	$7.19

Total return(c)	7.15%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$27
Ratio of operating expenses to average net assets	1.25	%(d)
Ratio of net investment income/(loss) to average net assets	1.15	%(d)
Portfolio turnover rate	67%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.25	%(d)

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	Annualized.

See Notes to Financial Statements.

20

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Small-Cap Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class Y, Class A, Class C, Class I and Class R6 Shares. Prior to June 1, 2012, the Fund did not offer Class R6 Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R6, Class Y and Class I Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant

21

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2012 (continued)

exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security and depositary receipts may be valued based on the underlying securities value and relevant exchange rate. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2012 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$29,950,351
Level 2 — Other Significant Observable Inputs	232,249,197
Level 3 — Significant Unobservable Inputs	—

Total	$262,199,548

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the year ended June 30, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock Hong Kong
Balance as of 6/30/2011	$—	**
Transfer into Level 3	—
Transfer out of Level 3	—
Gross purchases	—
Gross sales	—
Accrued discounts	—
Accrued premiums	—
Realized gains	—
Realized losses	(599,065)
Change in unrealized appreciation/(depreciation)	599,065

Balance as of 6/30/2012	$—

Net change in unrealized appreciation/(depreciation) from investments still held at end of the period	$—

**	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies

23

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2012 (continued)

other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

24

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2012 (continued)

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 or Class I Shares are charged directly to the applicable class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

25

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2012 (continued)

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.95% on the first $1 billion of its average daily net assets, and 0.90% on average daily net assets exceeding $1 billion. During the year ending June 30, 2012, the Fund paid an annual effective rate of 0.95% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.71%, 2.46%, 1.46%, 1.46% and 1.20% for Class A, Class C, Class R6, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). Effective June 1, 2012, the Advisor agreed to waive a portion of the investment advisory fee so that the Fund pays a fee of 0.90% on all assets. For the year ended June 30, 2012, the Advisor waived investment advisory fees in the amount of $10,455 and reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $313,053, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2012, the total amount eligible for repayment to the Advisor was $1,131,694. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of

26

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2012 (continued)

the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2012, the Advisor earned $370,014 before payment of sub-administration fees and $249,952 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.1389% for administrative services.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2012, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class R6, Class Y and Class I Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

27

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2012 (continued)

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class C Shares 12b-1 Fees
0.25%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $180,274,570 and $178,033,779, respectively, for the year ended June 30, 2012.

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $36,002,936, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $10,472,043 and net appreciation for tax purposes was $25,530,893. At June 30, 2012, aggregate cost for tax purposes was $236,668,655.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. At June 30, 2012, the Fund did not have any open derivative instruments and derivative activity during the year then ended was insignificant.

During the year ended June 30, 2012, the Fund had the following derivative activity:

Derivatives	Net Realized Loss Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Equity Contracts (Futures)	$(218,822)	$(87,280)

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign

28

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2012 (continued)

securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the Fund were $3,251.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

29

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2012 (continued)

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$(113,084)	$113,085	$(1)

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Post-October Loss Deferral	Capital Loss Carryover	Unrealized Appreciation	Total
$2,585,165	$(10,037,058)	$(78,851,914)	$25,524,307	$(60,779,500)

The differences between book and tax distributable earnings were primarily due to wash sales, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

The tax character of dividends paid to shareholders during the years ended June 30, 2012 and June 30, 2011 was as follows:

Ordinary Income
June 30, 2012	$4,234,667
June 30, 2011	2,825,501

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $78,851,914 of unused capital losses. These losses are short-term capital losses of which $17,934,535 expire in 2017 and $60,917,379 expire in 2018.

During the year ended June 30, 2012, $4,978,181 in carried-forward capital losses were utilized by the Fund.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $10,037,058.

30

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Small-Cap Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Small-Cap Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Small-Cap Fund of Munder Series Trust at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

31

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2012

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2012, the Fund designated approximately $7,936,439 pursuant to the Internal Revenue Code as qualified dividend income available for reduced tax rates.

The Fund designated $605,029 as foreign taxes paid and $7,936,439 as foreign source income for regular Federal income tax purposes.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

32

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

33

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2011 and 2012, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees);

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

34

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the one- and three-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one- and three-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one- and three-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one- and three-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one- and three-year periods but trailed the performance of its benchmark for the since inception period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one- and three-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2011, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the

35

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years, including the implementation of a contractual waiver of a portion of the advisory fees with respect to the Fund effective June 1, 2012 through at least May 31, 2013. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and

36

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2012.

37

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07.

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

38

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).

39

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

40

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

41

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

42

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer

    and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNISC1612

ANNUAL REPORT

June 30, 2012

Munder Large-Cap Value Fund

Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Notes to Financial Statements — Unaudited

Risks:    Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, the Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

Class (Inception Date)	With Load		Without Load	Russell 1000® Value Index
CLASS Y (7/5/94)	N/A		$33,776	$45,727
CLASS A (8/8/94)	$30,236	(2)	$32,002	$44,432
CLASS B (8/9/94)	N/A		$30,148	$44,345
CLASS C (12/5/95)	N/A		$21,767	$33,134
CLASS K (7/5/94)	N/A		$32,307	$45,727
CLASS R (11/1/06)	N/A		$9,904	$9,944

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/12)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (7/5/94)	N/A		1.28%	N/A		(1.85)%	N/A		4.90%	N/A		7.00%
CLASS A (8/8/94)	(4.54)%	(2)	1.02%	(3.19)%	(2)	(2.09)%	4.05%	(2)	4.64%	6.38%	(2)	6.72%
CLASS B (8/9/94)	(4.72)%	(3)	0.28%	(3.17)%	(3)	(2.83)%	N/A		4.01%	N/A		6.36%
CLASS C (12/5/95)	(0.72)%	(3)	0.28%	N/A		(2.83)%	N/A		3.86%	N/A		4.81%
CLASS K (7/5/94)	N/A		1.02%	N/A		(2.10)%	N/A		4.64%	N/A		6.74%
CLASS R (11/1/06)	N/A		0.83%	N/A		(2.33)%	N/A		N/A	N/A		(0.17)%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/11 the gross expense ratios were 1.54%, 1.79%, 2.54%, 2.54%, 1.78% and 2.05%, respectively. Munder Capital Management began limiting certain expenses of the Fund on June 1, 2012, and for Class Y, A, B, C, K and R Shares the net expense ratios were expected to be 1.25%, 1.50%, 2.25%, 2.25%, 1.50% and 1.75%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 5/31/13. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1994-1996 calendar years and limited certain expenses of Class Y, A, B, C, K and R Shares of the Fund during the 2012 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Fund’s management team seeks to achieve long-term capital appreciation in the Fund by investing in stocks of large sized companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell 1000® Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. In identifying attractive holdings, companies are selected based on management strength, profitability and leadership position within its industry. The Fund is diversified, with sector weights typically targeted to approximate those of the Russell 1000® Value Index.

INVESTING ENVIRONMENT

Throughout the summer of 2011, sovereign debt concerns weighed on investor mindsets. Large-cap stocks rebounded strongly in the fourth quarter and into the early part of 2012 due to strong corporate profits, improved domestic economic data (housing and employment), and hopes that Europe was closer to resolving its economic issues. However, large-cap stocks lost some of their first quarter gains as headwinds emerged; financial contagion fears over Europe’s debt crisis, slowing growth in China, and disappointing job growth in the U.S., all weighed on stocks during the spring of 2012. Under these pessimistic economic conditions, global cyclicals such as materials and energy declined, while defensive and U.S.-centric areas, such as utilities and health care, outperformed.

SECTOR DIVERSIFICATION
Financials	25.0%
Health Care	12.6%
Information Technology	11.1%
Energy	10.2%
Industrials	8.7%
Consumer Staples	8.4%
Utilities	7.6%
Consumer Discretionary	7.1%
Other	9.3%

Total	100.0%

As a percentage of net assets as of 6/30/12.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2012, the Fund returned 1.28%, underperforming the Russell 1000® Value Index, which returned 3.01% over the same period.

Notable contributors to the Fund’s performance during the past year included: Apple Inc., which designs, develops, and manufactures microprocessor based personal computers; Pfizer Inc., which manufactures vaccines and injectable biologic medicines; Wells Fargo & Co., which provides banking and financial services; American Capital Agency Corp., a real estate

iv

investment trust; and Wal-Mart Stores, Inc., which operates retail discount department stores.

Notable detractors to the Fund’s performance during the past year included: Citigroup Inc., which provides commercial banking services; Halliburton Co., which provides products and services to the energy industry for exploring, developing, and producing oil and natural gas; Apache Corp., which explores, develops and produces natural gas, crude oil and natural gas liquids; Sprint Nextel Corp., which provides wireless & wireline voice and data transmission services; and JPMorgan Chase & Co., which provides investment banking services.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Capital One Financial Corp., which provides consumer financial services; FirstEnergy Corp., a utility that generates electricity; Kimberly-Clark Corp., which manufactures consumer products; PNC Financial Services Group Inc., which operates as a national commercial bank; and SunTrust Banks Inc., which operates as a national commercial bank.

The team funded these positions in part by selling the Fund’s positions in: American Express, which provides consumer financial services; National Oilwell Varco Inc., which provides equipment for the oil and gas industry; Proctor & Gamble, which manufactures consumer products; Tenneco, which manufactures auto parts; and Thermo Fisher Scientific, which manufactures scientific instruments.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

v

The Russell 1000® Value Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower expected growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

[This Page Intentionally Left Blank]

vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1), (2) 1/1/12-6/30/12	Annualized Expense Ratios(2)
Actual
Class Y	$1,000.00	$1,079.60	$10.19	1.97%
Class A	$1,000.00	$1,077.70	$12.81	2.48%
Class B	$1,000.00	$1,074.00	$16.71	3.24%
Class C	$1,000.00	$1,074.10	$16.71	3.24%
Class K	$1,000.00	$1,077.60	$12.71	2.46%
Class R	$1,000.00	$1,077.30	$14.00	2.71%
Hypothetical
Class Y	$1,000.00	$1,015.07	$9.87	1.97%
Class A	$1,000.00	$1,012.53	$12.41	2.48%
Class B	$1,000.00	$1,008.75	$16.18	3.24%
Class C	$1,000.00	$1,008.75	$16.18	3.24%
Class K	$1,000.00	$1,012.63	$12.31	2.46%
Class R	$1,000.00	$1,011.39	$13.55	2.71%

(1)	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).
(2)	Effective June 1, 2012, Munder Capital Management contractually agreed to limit the annualized expense ratio of the Fund to 1.50% for Class A and Class K Shares, 2.25% for Class B and Class C Shares, 1.75% for Class R Shares and 1.25% for Class Y Shares. If this arrangement had been in place during the entire one-half year period ended June 30, 2012, expenses paid on an actual $1,000 investment during the period would have been $6.46, $7.75, $11.60, $11.60, $7.75 and $9.04 for Class Y, Class A, Class B, Class C, Class K and Class R Shares, respectively, and expenses paid on a hypothetical $1,000 investment with a 5% rate of return before expenses during the period would have been $6.27, $7.52, $11.27, $11.27, $7.52 and $8.77 for Class Y, Class A, Class B, Class C, Class K and Class R Shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2012

Shares		Value(a)

COMMON STOCKS — 98.0%
Consumer Discretionary — 7.1%
Auto Components — 0.8%
12,205	Dana Holding Corp	$156,346

Automobiles — 0.7%
14,290	Ford Motor Co	137,041

Hotels, Restaurants & Leisure — 1.9%
3,710	Carnival Corp	127,142
9,035	InterContinental Hotels Group PLC, ADR	217,743

		344,885

Media — 2.0%
3,850	Meredith Corp	122,969
3,115	Time Warner Cable Inc	255,741

		378,710

Textiles, Apparel & Luxury Goods — 1.7%
2,370	VF Corp	316,277

Total Consumer Discretionary		1,333,259

Consumer Staples — 8.4%
Food & Staples Retailing — 3.0%
5,505	CVS Caremark Corp	257,249
4,485	Wal-Mart Stores Inc	312,694

		569,943

Food Products — 1.9%
9,365	Kraft Foods Inc, Class A	361,676

Household Products — 2.2%
1,485	Colgate-Palmolive Co	154,589
3,100	Kimberly-Clark Corp	259,687

		414,276

Tobacco — 1.3%
2,740	Philip Morris International Inc	239,092

Total Consumer Staples		1,584,987

Energy — 10.2%
Energy Equipment & Services — 0.8%
1,590	Cameron International Corp †	67,909
2,575	Halliburton Co	73,104

		141,013

See Notes to Financial Statements.

1

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels — 9.4%
2,355	Apache Corp	$206,981
5,735	Chevron Corp	605,042
4,650	ConocoPhillips	259,842
1,195	Continental Resources Inc/OK †	79,611
4,505	Marathon Oil Corp	115,193
3,645	Occidental Petroleum Corp	312,632
2,412	Phillips 66 †	80,175
2,405	Total SA, ADR	108,105

		1,767,581

Total Energy		1,908,594

Financials — 25.0%
Capital Markets — 1.6%
1,755	Ameriprise Financial Inc	91,716
9,510	Invesco Ltd	214,926

		306,642

Commercial Banks — 6.2%
13,645	Fifth Third Bancorp	182,843
2,380	PNC Financial Services Group Inc	145,442
7,790	SunTrust Banks Inc	188,752
19,055	Wells Fargo & Co	637,199

		1,154,236

Consumer Finance — 2.4%
8,105	Capital One Financial Corp	443,019

Diversified Financial Services — 3.9%
13,222	Citigroup Inc	362,415
10,469	JPMorgan Chase & Co	374,057

		736,472

Insurance — 8.4%
4,946	ACE Ltd	366,647
8,230	Allstate Corp/The	288,791
3,520	Marsh & McLennan Cos Inc	113,450
3,560	PartnerRe Ltd	269,385
3,850	Reinsurance Group of America Inc	204,858
2,915	RenaissanceRe Holdings Ltd	221,569
3,285	Willis Group Holdings PLC	119,870

		1,584,570

See Notes to Financial Statements.

2

Shares		Value(a)
Financials (Continued)
Real Estate Investment Trusts (REITs) — 2.5%
11,410	American Capital Agency Corp	$383,490
6,555	Capstead Mortgage Corp	91,180

		474,670

Total Financials		4,699,609

Health Care — 12.6%
Health Care Equipment & Supplies — 0.8%
2,905	Covidien PLC	155,418

Health Care Providers & Services — 4.0%
2,750	McKesson Corp	257,813
8,225	UnitedHealth Group Inc	481,162

		738,975

Pharmaceuticals — 7.8%
3,335	Abbott Laboratories	215,007
3,500	GlaxoSmithKline PLC, ADR	159,495
6,705	Johnson & Johnson	452,990
27,791	Pfizer Inc	639,193

		1,466,685

Total Health Care		2,361,078

Industrials — 8.7%
Aerospace & Defense — 1.1%
2,693	United Technologies Corp	203,402

Electrical Equipment — 3.0%
3,835	AMETEK Inc	191,405
2,780	Cooper Industries PLC	189,540
3,760	Emerson Electric Co	175,141

		556,086

Industrial Conglomerates — 1.6%
14,580	General Electric Co	303,847

Machinery — 3.0%
1,655	Deere & Co	133,840
5,365	Eaton Corp	212,615
3,510	Stanley Black & Decker Inc	225,904

		572,359

Total Industrials		1,635,694

See Notes to Financial Statements.

3

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology — 11.1%
Communications Equipment — 2.9%
14,615	Cisco Systems Inc	$250,939
5,445	QUALCOMM Inc	303,178

		554,117

Computers & Peripherals — 3.4%
835	Apple Inc †	487,640
5,695	EMC Corp/Massachusetts †	145,963

		633,603

Internet Software & Services — 0.7%
230	Google Inc, Class A †	133,416

Semiconductors & Semiconductor Equipment — 1.9%
13,425	Intel Corp	357,776

Software — 2.2%
4,840	Microsoft Corp	148,056
8,860	Oracle Corp	263,142

		411,198

Total Information Technology		2,090,110

Materials — 2.7%
Chemicals — 2.4%
2,075	PPG Industries Inc	220,199
2,098	Praxair Inc	228,115

		448,314

Metals & Mining — 0.3%
1,885	Freeport-McMoRan Copper & Gold Inc	64,222

Total Materials		512,536

Telecommunication Services — 4.6%
Diversified Telecommunication Services — 4.6%
13,675	AT&T Inc	487,650
7,969	CenturyLink Inc	314,696
11,830	Portugal Telecom SGPS SA, ADR	52,644

Total Telecommunication Services		854,990

See Notes to Financial Statements.

4

Shares		Value(a)
Utilities — 7.6%
Electric Utilities — 3.7%
6,977	Exelon Corp	$262,475
4,190	FirstEnergy Corp	206,106
3,235	ITC Holdings Corp	222,924

		691,505

Gas Utilities — 0.5%
5,110	Questar Corp	106,595

Multi-Utilities — 3.4%
12,970	CMS Energy Corp	304,795
8,350	Wisconsin Energy Corp	330,409

		635,204

Total Utilities		1,433,304

TOTAL COMMON STOCKS
(Cost $13,781,922)		18,414,161

INVESTMENT COMPANY — 2.7%
(Cost $501,788)
501,788	State Street Institutional U.S. Government Money Market Fund	501,788

TOTAL INVESTMENTS
(Cost $14,283,710)	100.7%	18,915,949

OTHER ASSETS AND LIABILITIES (Net)	(0.7)	(128,854)

NET ASSETS	100.0%	$18,787,095

†	Non-income producing security.

(a)	As of June 30, 2012, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR	—	American Depositary Receipt

See Notes to Financial Statements.

5

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

At June 30, 2012, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows:

	% of Net Assets	Value
COMMON STOCKS:
United States	89.1%	$16,743,285
United Kingdom	2.6	497,108
Bermuda	2.6	490,954
Switzerland	2.0	366,647
Ireland	0.8	155,418
France	0.6	108,105
Portugal	0.3	52,644

TOTAL COMMON STOCKS	98.0	18,414,161
INVESTMENT COMPANIES	2.7	501,788

TOTAL INVESTMENTS	100.7	18,915,949
OTHER ASSETS AND LIABILITIES (NET)	(0.7)	(128,854)

NET ASSETS	100.0%	$18,787,095

See Notes to Financial Statements.

6

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7

Munder Large-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value (see accompanying schedule)	$18,915,949
Dividends and interest receivable	41,827
Receivable from Advisor	13,620
Receivable for Fund shares sold	211
Prepaid expenses and other assets	43,379

Total Assets	19,014,986

LIABILITIES:
Payable for Fund shares redeemed	855
Trustees’ fees and expenses payable	148,627
Transfer agency/record keeping fees payable	12,959
Investment advisory fees payable	12,439
Administration fees payable	9,333
Custody fees payable	5,824
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	3,429
Shareholder servicing fees payable — Class K Shares	341
Accrued expenses and other payables	34,084

Total Liabilities	227,891

NET ASSETS	$18,787,095

Investments, at cost	$14,283,710

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(91,142)
Accumulated net realized gain on investments sold	1,725,510
Net unrealized appreciation of investments	4,632,239
Paid-in capital	12,520,488

$18,787,095

NET ASSETS:
Class Y Shares	$7,475,692

Class A Shares	$7,116,057

Class B Shares	$537,835

Class C Shares	$1,945,946

Class K Shares	$1,705,273

Class R Shares	$6,292

SHARES OUTSTANDING:
Class Y Shares	553,475

Class A Shares	529,141

Class B Shares	41,663

Class C Shares	150,871

Class K Shares	126,683

Class R Shares	469

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$13.51

CLASS A SHARES:
Net asset value and redemption price per share	$13.45

Maximum sales charge	5.50%
Maximum offering price per share	$14.23

CLASS B SHARES:
Net asset value and offering price per share*	$12.91

CLASS C SHARES:
Net asset value and offering price per share*	$12.90

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$13.46

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$13.41

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$135
Dividends(a)	1,164,854

Total Investment Income	1,164,989

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	18,356
Class B Shares	6,616
Class C Shares	19,990
Class R Shares	30
Shareholder servicing fees:
Class K Shares	6,840
Investment advisory fees	323,062
Transfer agency/record keeping fees	95,273
Administration fees	90,118
Trustees’ fees and expenses	72,572
Registration and filing fees	64,801
Custody fees	53,132
Legal and audit fees	43,631
Printing and mailing fees	24,819
Other	18,125

Total Expenses	837,365
Expenses reimbursed by Advisor	(13,620)

Net Expenses	823,745

NET INVESTMENT INCOME	341,244

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from security transactions	6,965,428
Net change in unrealized appreciation/(depreciation) of securities	(7,268,970)

Net realized and unrealized loss on investments	(303,542)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,702

(a)	Net of foreign withholding of $6,404.

See Notes to Financial Statements.

10

Munder Large-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
Net investment income	$341,244	$473,166
Net realized gain from security transactions	6,965,428	7,938,904
Net change in net unrealized appreciation/(depreciation) of securities	(7,268,970)	7,610,708

Net increase in net assets resulting from operations	37,702	16,022,778
Dividends to shareholders from net investment income:
Class Y Shares	(264,674)	(381,416)
Class A Shares	(40,786)	(47,741)
Class B Shares	(842)	(1,150)
Class C Shares	(2,470)	(2,699)
Class K Shares	(14,387)	(36,603)
Class R Shares	(21)	(23)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(45,132,559)	(2,000,241)
Class A Shares	(1,166,692)	(1,735,650)
Class B Shares	(359,431)	(285,859)
Class C Shares	(257,204)	(340,904)
Class K Shares	(2,880,219)	(8,877,282)
Class R Shares	21	23

Net increase/(decrease) in net assets	(50,081,562)	2,313,233
NET ASSETS:
Beginning of year	68,868,657	66,555,424

End of year	$18,787,095	$68,868,657

Accumulated distributions in excess of net investment income	$(91,142)	$(91,549)

See Notes to Financial Statements.

11

Munder Large-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2012	Year Ended June 30, 2011
Amount
Class Y Shares:
Sold	$3,409,009	$6,684,120
Issued as reinvestment of dividends	246,334	330,017
Redeemed	(48,787,902)	(9,014,378)

Net decrease	$(45,132,559)	$(2,000,241)

Class A Shares:
Sold*	$663,282	$744,934
Issued as reinvestment of dividends	27,853	33,956
Redeemed	(1,857,827)	(2,514,540)

Net decrease	$(1,166,692)	$(1,735,650)

Class B Shares:
Sold	$4,941	$64,473
Issued as reinvestment of dividends	487	822
Redeemed*	(364,859)	(351,154)

Net decrease	$(359,431)	$(285,859)

Class C Shares:
Sold	$36,844	$54,495
Issued as reinvestment of dividends	1,698	1,854
Redeemed	(295,746)	(397,253)

Net decrease	$(257,204)	$(340,904)

Class K Shares:
Sold	$25,001	$167,911
Issued as reinvestment of dividends	2,088	5,697
Redeemed	(2,907,308)	(9,050,890)

Net decrease	$(2,880,219)	$(8,877,282)

Class R Shares:
Issued as reinvestment of dividends	$21	$23

Net increase	$21	$23

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2012	Year Ended June 30, 2011
Shares
Class Y Shares:
Sold	279,218	523,473
Issued as reinvestment of dividends	20,285	25,775
Redeemed	(3,663,829)	(717,424)

Net decrease	(3,364,326)	(168,176)

Class A Shares:
Sold*	53,584	58,370
Issued as reinvestment of dividends	2,271	2,655
Redeemed	(143,816)	(201,453)

Net decrease	(87,961)	(140,428)

Class B Shares:
Sold	382	5,023
Issued as reinvestment of dividends	41	66
Redeemed*	(28,857)	(29,097)

Net decrease	(28,434)	(24,008)

Class C Shares:
Sold	3,172	4,413
Issued as reinvestment of dividends	142	149
Redeemed	(23,898)	(33,049)

Net decrease	(20,584)	(28,487)

Class K Shares:
Sold	1,935	13,995
Issued as reinvestment of dividends	170	449
Redeemed	(235,572)	(748,444)

Net decrease	(233,467)	(734,000)

Class R Shares:
Issued as reinvestment of dividends	1	2

Net increase	1	2

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$13.44	$10.71	$9.92	$13.73	$17.32

Income/(loss) from investment operations:
Net investment income	0.12	0.10	0.09	0.19	0.20
Net realized and unrealized gain/ (loss) on investments	0.04	2.73	0.79	(3.81)	(1.93)

Total from investment operations	0.16	2.83	0.88	(3.62)	(1.73)

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.09)	(0.19)	(0.20)
Distributions from net realized gains	—	—	—	—	(1.66)

Total distributions	(0.09)	(0.10)	(0.09)	(0.19)	(1.86)

Short-term trading fees	—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$13.51	$13.44	$10.71	$9.92	$13.73

Total return(d)	1.28%	26.44%	8.77%	(26.45)%	(11.12)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$7,476	$52,661	$43,751	$42,180	$64,241
Ratio of operating expenses to average net assets	1.74%	1.54%	1.41%	1.34%	1.17%
Ratio of net investment income to average net assets	0.93%	0.79%	0.78%	1.78%	1.33%
Portfolio turnover rate	120%	71%	76%	53%	41%
Ratio of operating expenses to average net assets without expense reimbursements	1.76%	1.54%	1.41%	1.34%	1.17%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 5, 1994 and August 8, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$13.39	$10.67	$9.90	$13.70	$17.28

0.08	0.07	0.06	0.16	0.17

0.05	2.72	0.78	(3.80)	(1.93)

0.13	2.79	0.84	(3.64)	(1.76)

(0.07)	(0.07)	(0.07)	(0.16)	(0.16)

—	—	—	—	(1.66)

(0.07)	(0.07)	(0.07)	(0.16)	(1.82)

—	—	—	0.00 (c)	0.00 (c)

$13.45	$13.39	$10.67	$9.90	$13.70

1.02%	26.20%	8.45%	(26.61)%	(11.31)%

$7,116	$8,262	$8,084	$9,980	$12,162

2.19%	1.79%	1.66%	1.60%	1.42%

0.62%	0.53%	0.54%	1.52%	1.07%
120%	71%	76%	53%	41%

2.25%	1.79%	1.66%	1.60%	1.42%

See Notes to Financial Statements.

15

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	B Shares
	Year Ended 6/30/12 (b)	Year Ended 6/30/11 (b)	Year Ended 6/30/10 (b)	Year Ended 6/30/09 (b)	Year Ended 6/30/08 (b)
Net asset value, beginning of period	$12.89	$10.31	$9.60	$13.31	$16.86

Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)	(0.03)	(0.02)	0.08	0.05
Net realized and unrealized gain/(loss) on investments	0.06	2.62	0.77	(3.70)	(1.88)

Total from investment operations	0.04	2.59	0.75	(3.62)	(1.83)

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.04)	(0.09)	(0.06)
Distributions from net realized gains	—	—	—	—	(1.66)

Total distributions	(0.02)	(0.01)	(0.04)	(0.09)	(1.72)

Short-term trading fees	—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.91	$12.89	$10.31	$9.60	$13.31

Total return(d)	0.28%	25.17%	7.78%	(27.23)%	(12.00)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$538	$904	$970	$1,470	$2,314
Ratio of operating expenses to average net assets	2.92%	2.54%	2.41%	2.34%	2.17%
Ratio of net investment income/(loss) to average net assets	(0.13)%	(0.22)%	(0.21)%	0.77%	0.33%
Portfolio turnover rate	120%	71%	76%	53%	41%
Ratio of operating expenses to average net assets without expense reimbursements	2.98%	2.54%	2.41%	2.34%	2.17%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on August 9, 1994 and December 5, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$12.88	$10.30	$9.60	$13.30	$16.85

(0.02)	(0.03)	(0.02)	0.08	0.05

0.06	2.62	0.76	(3.69)	(1.88)

0.04	2.59	0.74	(3.61)	(1.83)

(0.02)	(0.01)	(0.04)	(0.09)	(0.06)
—	—	—	—	(1.66)

(0.02)	(0.01)	(0.04)	(0.09)	(1.72)

—	—	—	0.00 (c)	0.00 (c)

$12.90	$12.88	$10.30	$9.60	$13.30

0.28%	25.20%	7.68%	(27.17)%	(12.01)%

$1,946	$2,209	$2,059	$2,402	$2,551

2.94%	2.54%	2.41%	2.36%	2.17%

(0.13)%	(0.22)%	(0.22)%	0.78%	0.32%
120%	71%	76%	53%	41%

3.00%	2.54%	2.41%	2.36%	2.17%

See Notes to Financial Statements.

17

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	K Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$13.40	$10.68	$9.91	$13.71	$17.30

Income/(loss) from investment operations:
Net investment income	0.08	0.06	0.06	0.16	0.17
Net realized and unrealized gain/(loss) on investments	0.05	2.73	0.78	(3.80)	(1.94)

Total from investment operations	0.13	2.79	0.84	(3.64)	(1.77)

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.07)	(0.16)	(0.16)
Distributions from net realized gains	—	—	—	—	(1.66)

Total distributions	(0.07)	(0.07)	(0.07)	(0.16)	(1.82)

Short-term trading fees	—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$13.46	$13.40	$10.68	$9.91	$13.71

Total return(d)	1.02%	26.18%	8.44%	(26.59)%	(11.35)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,705	$4,827	$11,686	$13,310	$22,464
Ratio of operating expenses to average net assets	2.08%	1.78%	1.66%	1.59%	1.42%
Ratio of net investment income to average net assets	0.66%	0.53%	0.53%	1.54%	1.07%
Portfolio turnover rate	120%	71%	76%	53%	41%
Ratio of operating expenses to average net assets without expense reimbursements	2.12%	1.78%	1.66%	1.59%	1.42%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on July 5, 1994 and November 1, 2006, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

18

R Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$13.36	$10.65	$9.89	$13.69	$17.27

0.05	0.04	0.03	0.14	0.12

0.05	2.72	0.79	(3.80)	(1.92)

0.10	2.76	0.82	(3.66)	(1.80)

(0.05)	(0.05)	(0.06)	(0.14)	(0.12)
—	—	—	—	(1.66)

(0.05)	(0.05)	(0.06)	(0.14)	(1.78)

—	—	—	0.00 (c)	0.00 (c)

$13.41	$13.36	$10.65	$9.89	$13.69

0.83%	25.83%	8.21%	(26.81)%	(11.54)%

$6	$6	$5	$5	$6

2.43%	2.05%	1.91%	1.83%	1.67%

0.40%	0.29%	0.28%	1.29%	0.81%
120%	71%	76%	53%	41%

2.50%	2.05%	1.91%	1.83%	1.67%

See Notes to Financial Statements.

19

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20

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Large-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

21

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$18,915,949
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$18,915,949

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the year ended June 30, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially

23

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statements of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $100 million of its average daily net assets; and 0.70% on average daily net assets exceeding $100 million. During the year ended June 30, 2012, the Fund paid an effective rate of 0.75% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund effective June 1, 2012, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50%, 2.25%, 2.25%, 1.50%, 1.75% and 1.25% for Class A, Class B, Class C, Class K, Class R and Class Y Shares, respectively. For the year ended June 30, 2012, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $13,620, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2012, the total amount eligible for repayment to the Advisor was $13,620. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

24

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates subject to a Fund minimum fee of $80,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2012, the Advisor earned $90,118 before payment of sub-administration fees and $58,943 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.2092% for administrative services.

As of June 30, 2012, Comerica Bank, as agent or trustee for its customers, held voting power over more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $1,005 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2012.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2012, no officer, director or employee of the Advisor, Comerica Bank, or any of their affiliates received any compensation from MST or MST II.

25

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R shares, the 12b-1 fees were limited to 0.50% pursuant to the Munder Funds’ contract with the distributor.

Comerica Bank and Comerica Securities, Inc. (“Comerica Securities”), a wholly owned subsidiary of Comerica Bank, are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2012, the Fund paid $6,566 to Comerica Bank and $88 to Comerica Securities for shareholder and/or distribution-related services provided to Class A, B, C, K and R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $51,621,659 and $101,180,132, respectively, for the year ended June 30, 2012.

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,618,420, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $302,339 and net appreciation for tax purposes was $4,316,081. At June 30, 2012, aggregate cost for tax purposes was $14,599,868.

26

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

6.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the Fund were $657.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from return of capital distributions were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$(17,657)	$5,414	$12,243

27

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2012 and June 30, 2011 was as follows:

Ordinary Income
June 30, 2012	$323,180
June 30, 2011	469,632

At June 30, 2012, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Total
$3,441	$2,041,668	$4,316,081	$6,361,190

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had no unused capital losses available for federal income tax purposes.

During the year ended June 30, 2012, $4,934,560 in carried-forward capital losses were utilized by the Fund.

28

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Large-Cap Value Fund and

Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Large-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Large-Cap Value Fund of Munder Series Trust at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

29

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2012, the Fund designated approximately $1,171,258 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

30

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented

31

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2011 and 2012, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the

32

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the five- and ten-year periods but trailed the performance of its benchmark for the one- and three-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, five- and ten-year periods but trailed the median performance of the Fund’s Lipper peer group for the three-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2011, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years,

33

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2011 and 2012. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board also considered information provided regarding the fees that the Advisor charged to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the

34

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2012.

35

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07.

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

36

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma-ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).

37

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

38

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

39

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

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41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNLCV612

ANNUAL REPORT

June 30, 2012

Munder Micro-Cap

Equity Fund

Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Notes to Financial Statements — Unaudited

Risks: The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

Class (Inception Date)	With Load		Without Load	Russell Microcap® Index/Wilshire US Micro-Cap Index
CLASS Y (12/26/96)	N/A		$53,194	$32,096
CLASS A (12/26/96)	$48,441	(2)	$51,251	$32,096
CLASS B (2/24/97)	N/A		$43,899	$31,304
CLASS C (3/31/97)	N/A		$45,098	$32,789
CLASS K (12/31/96)	N/A		$50,671	$32,096
CLASS R (7/29/04)	N/A		$13,552	$13,264

ii

AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/12)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y(12/26/96)	N/A		6.88%	N/A		(1.80)%	N/A		6.60%	N/A		11.38%
CLASS A(12/26/96)	0.74%	(2)	6.62%	(3.15)%	(2)	(2.05)%	5.73%	(2)	6.33%	10.71%	(2)	11.11%
CLASS B (2/24/97)	0.83%	(3)	5.83%	(3.06)%	(3)	(2.77)%	N/A		5.70%	N/A		10.12%
CLASS C (3/31/97)	4.80%	(3)	5.80%	N/A		(2.78)%	N/A		5.53%	N/A		10.38%
CLASS K(12/31/96)	N/A		6.61%	N/A		(2.03)%	N/A		6.34%	N/A		11.04%
CLASS R (7/29/04)	N/A		6.33%	N/A		(2.30)%	N/A		N/A	N/A		3.91%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/11 the gross expense ratios were 2.06%, 2.31%, 3.06%, 3.06%, 2.31% and 2.56%, respectively. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997-1999 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Micro-Cap Equity Fund’s management team seeks capital appreciation in the Fund by investing in a diversified portfolio of micro-cap companies that the management team feels are undervalued, but poised to outperform. Micro-cap companies are companies with market capitalizations lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000® Index. The team’s investment style focuses on undiscovered, small-sized companies that have strong potential for consistent earnings growth. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

INVESTING ENVIRONMENT

Throughout the summer of 2011, sovereign debt concerns weighed on investor mindsets. Micro-cap stocks rebounded strongly in the fourth quarter and into the early part of 2012 due to strong corporate profits, improved domestic economic data (housing and employment), and hopes that Europe was closer to resolving its economic issues. However, micro-cap stocks lost some of their first quarter gains as headwinds emerged; financial contagion fears over Europe’s debt crisis, slowing growth in China, and disappointing job growth in the U.S., all weighed on stocks during the spring of 2012. Under these pessimistic economic conditions, global cyclicals, such as energy and technology, declined, while defensive and U.S.-centric areas, such as health care and financials, outperformed.

SECTOR DIVERSIFICATION
Financials	28.5%
Health Care	18.7%
Industrials	16.1%
Information Technology	13.1%
Consumer Discretionary	12.1%
Other	11.5%
Total	100.0%

As a percentage of net assets as of 6/30/12.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2012, the Fund returned 6.88%, outperforming the Russell Microcap® Index, which returned (0.54)% over the same period.

Notable contributors to the Fund’s performance during the past year included: Cost Plus Inc., which retails casual home furnishings and entertaining products; LeapFrog Enterprises Inc., which designs, develops and markets innovative technology-based learning platforms and related proprietary content for children; Liquidity Services Inc., which operates an online auction marketplace for wholesale, surplus and salvage assets; Charming Shoppes Inc., which operates women’s specialty apparel stores; and Arctic Cat Inc., which designs, manufactures and markets snowmobiles and all-terrain vehicles.

iv

Notable detractors to the Fund’s performance during the past year included: TMS International Corp., which provides outsourced industrial steel services; Furniture Brands International Inc., which manufactures residential furniture; Kratos Defense & Security Solutions Inc., which provides mission critical products, services and solutions for United States national security priorities; Altra Holdings Inc., which manufactures power transmission and motion control products; and Fabrinet, which provides precision optical, electro-mechanical and electronic manufacturing services.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Ethan Allen Interiors Inc., which manufactures and retails home furnishings; First Commonwealth Financial Corp., which operates as a national commercial bank; PDC Energy Inc., which engages in the exploration and production of oil and natural gas; Pennsylvania Real Estate Investment Trust, which owns malls and shopping centers; and SCBT Financial Corp., which operates as a national commercial bank.

The team funded these positions in part by selling the Fund’s positions in: Bank of the Ozarks Inc., which operates as a national commercial bank; Charming Shoppes Inc.; Cost Plus Inc.; Hersha Hospitality Trust, which owns and operates hotels; and Kensey Nash Corp., which manufactures specialty medical devices.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 companies. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing

v

approximately 98% of the investable U.S. equity market. The Wilshire US Micro-Cap Index is a float-adjusted, market capitalization-weighted index of all stocks below the 2,500st rank by market capitalization of the Wilshire 5000 Total Market Index. Index since inception comparative returns commence on 1/1/97, 1/1/97, 3/1/97, 4/1/97, 1/1/97 and 8/1/04 for Class Y, Class A, Class B, Class C, Class K and Class R Shares, respectively. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,136.10	$9.45	1.78%
Class A	$1,000.00	$1,134.90	$10.78	2.03%
Class B	$1,000.00	$1,130.50	$14.78	2.79%
Class C	$1,000.00	$1,130.50	$14.73	2.78%
Class K	$1,000.00	$1,134.80	$10.67	2.01%
Class R	$1,000.00	$1,133.30	$12.15	2.29%
Hypothetical
Class Y	$1,000.00	$1,016.01	$8.92	1.78%
Class A	$1,000.00	$1,014.77	$10.17	2.03%
Class B	$1,000.00	$1,010.99	$13.95	2.79%
Class C	$1,000.00	$1,011.04	$13.90	2.78%
Class K	$1,000.00	$1,014.87	$10.07	2.01%
Class R	$1,000.00	$1,013.48	$11.46	2.29%

* Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2012

Shares		Value(a)

COMMON STOCKS — 94.6%
Consumer Discretionary — 12.1%
Auto Components — 0.5%
52,580	Modine Manufacturing Co †	$364,379

Hotels, Restaurants & Leisure — 3.4%
20,177	Bravo Brio Restaurant Group Inc †	359,756
100,807	Isle of Capri Casinos Inc †	621,979
48,019	Marcus Corp	660,742
17,826	Red Robin Gourmet Burgers Inc †	543,871
60,437	Ruby Tuesday Inc †	411,576

		2,597,924

Household Durables — 2.6%
22,951	Ethan Allen Interiors Inc	457,414
63,060	M/I Homes Inc †	1,092,199
41,609	Zagg Inc †	453,954

		2,003,567

Leisure Equipment & Products — 1.3%
12,724	Arctic Cat Inc †	465,190
52,636	LeapFrog Enterprises Inc †	540,045

		1,005,235

Media — 0.6%
164,699	LIN TV Corp, Class A †	497,391

Specialty Retail — 2.6%
11,819	America’s Car-Mart Inc †	459,168
26,531	Lithia Motors Inc, Class A	611,540
29,752	Shoe Carnival Inc	639,370
17,860	Stage Stores Inc	327,195

		2,037,273

Textiles, Apparel & Luxury Goods — 1.1%
42,018	Perry Ellis International Inc †	871,874

Total Consumer Discretionary		9,377,643

Consumer Staples — 0.7%
Food Products — 0.7%
92,692	Inventure Foods Inc †	583,959

Energy — 3.4%
Energy Equipment & Services — 1.9%
40,696	Mitcham Industries Inc †	690,611

See Notes to Financial Statements.

1

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Energy Equipment & Services (Continued)
70,732	Newpark Resources Inc †	$417,319
4,181	OYO Geospace Corp †	376,248

		1,484,178

Oil, Gas & Consumable Fuels — 1.5%
22,411	PDC Energy Inc †	549,518
110,137	Triangle Petroleum Corp †	614,564

		1,164,082

Total Energy		2,648,260

Financials — 26.2%
Capital Markets — 3.7%
45,387	Calamos Asset Management Inc, Class A	519,681
173,140	Cowen Group Inc, Class A †	460,552
112,873	JMP Group Inc	697,555
24,270	KBW Inc	399,242
50,613	Safeguard Scientifics Inc †	783,489

		2,860,519

Commercial Banks — 10.2%
104,937	1st United Bancorp Inc/Boca Raton †	651,659
75,418	Bancorp Inc/DE †	712,700
15,179	Bank of Marin Bancorp	561,775
23,600	Banner Corp	517,076
43,837	Cardinal Financial Corp	538,318
53,006	Central Pacific Financial Corp †	748,445
40,035	Financial Institutions Inc	675,791
102,136	First Commonwealth Financial Corp	687,375
42,235	Renasant Corp	663,512
20,778	SCBT Financial Corp	732,424
490,410	Seacoast Banking Corp of Florida †	740,519
67,167	Sterling Bancorp/NY	670,327

		7,899,921

Insurance — 1.7%
29,794	AMERISAFE Inc †	773,154
28,011	Homeowners Choice Inc	492,994

		1,266,148

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (REITs) — 6.6%
20,125	Agree Realty Corp	$445,366
29,498	Associated Estates Realty Corp	440,995
41,736	Education Realty Trust Inc	462,435
61,526	Monmouth Real Estate Investment Corp, Class A	721,085
130,462	NorthStar Realty Finance Corp	681,011
46,011	Parkway Properties Inc	526,366
21,407	Pennsylvania Real Estate Investment Trust	320,677
102,411	RAIT Financial Trust	473,139
32,020	Sabra Health Care REIT Inc	547,862
61,600	Summit Hotel Properties Inc	515,592

		5,134,528

Real Estate Management & Development — 0.9%
51,094	Kennedy-Wilson Holdings Inc	715,827

Thrifts & Mortgage Finance — 3.1%
36,660	First Pactrust Bancorp Inc	434,788
42,943	OceanFirst Financial Corp	616,662
56,111	Rockville Financial Inc	649,204
16,710	WSFS Financial Corp	675,251

		2,375,905

Total Financials		20,252,848

Health Care — 18.7%
Biotechnology — 5.1%
70,169	Achillion Pharmaceuticals Inc †	435,048
256,142	Astex Pharmaceuticals †	535,337
38,781	Idenix Pharmaceuticals Inc †	399,444
55,412	Raptor Pharmaceutical Corp †	309,753
91,199	Rigel Pharmaceuticals Inc †	848,151
35,447	Spectrum Pharmaceuticals Inc †	551,555
76,611	Vanda Pharmaceuticals Inc †	337,088
144,456	Vical Inc †	520,042

		3,936,418

Health Care Equipment & Supplies — 3.9%
21,606	ICU Medical Inc †	1,153,328
63,965	SurModics Inc †	1,106,595
84,462	Symmetry Medical Inc †	724,684

		2,984,607

See Notes to Financial Statements.

3

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Providers & Services — 6.3%
11,995	Air Methods Corp †	$1,178,509
60,387	Integramed America Inc †	836,360
33,394	Kindred Healthcare Inc †	328,263
57,111	LCA-Vision Inc †	245,577
50,000	Metropolitan Health Networks Inc †	478,500
4,709	MWI Veterinary Supply Inc †	483,944
33,476	Sun Healthcare Group Inc †	280,194
42,706	US Physical Therapy Inc	1,086,014

		4,917,361

Health Care Technology — 0.5%
47,527	Epocrates Inc †	381,166

Life Sciences Tools & Services — 2.1%
130,793	Affymetrix Inc †	613,419
38,774	Medtox Scientific Inc †	1,045,347

		1,658,766

Pharmaceuticals — 0.8%
127,653	Pain Therapeutics Inc †	598,693

Total Health Care		14,477,011

Industrials — 16.1%
Aerospace & Defense — 2.1%
21,700	AAR Corp	292,516
106,301	Kratos Defense & Security Solutions Inc †	620,798
40,596	LMI Aerospace Inc †	705,558

		1,618,872

Air Freight & Logistics — 0.6%
23,294	Park-Ohio Holdings Corp †	443,285

Commercial Services & Supplies — 1.6%
44,269	AT Cross Co, Class A †	436,935
10,119	Consolidated Graphics Inc †	293,957
22,281	Standard Parking Corp †	479,487

		1,210,379

Construction & Engineering — 0.9%
43,166	MYR Group Inc †	736,412

Electrical Equipment — 0.8%
10,413	AZZ Inc	637,900

See Notes to Financial Statements.

4

Shares		Value(a)

Industrials (Continued)
Industrial Conglomerates — 0.8%
13,858	Standex International Corp	$589,935

Machinery — 4.7%
31,626	Altra Holdings Inc	499,058
42,866	Commercial Vehicle Group Inc †	369,505
40,838	Douglas Dynamics Inc	581,942
25,090	Greenbrier Cos Inc †	441,082
30,706	John Bean Technologies Corp	416,680
76,989	Manitex International Inc †	646,708
33,492	Trimas Corp †	673,189

		3,628,164

Professional Services — 2.2%
28,482	Barrett Business Services Inc	602,109
11,796	Exponent Inc †	623,183
24,074	GP Strategies Corp †	444,647

		1,669,939

Road & Rail — 2.4%
20,722	Marten Transport Ltd	440,550
41,741	Quality Distribution Inc †	462,908
44,991	Saia Inc †	984,853

		1,888,311

Total Industrials		12,423,197

Information Technology — 13.1%
Computers & Peripherals — 1.4%
65,043	Datalink Corp †	621,161
52,551	OCZ Technology Group Inc †	278,520
101,000	Quantum Corp †	205,030

		1,104,711

Electronic Equipment, Instruments & Components — 1.9%
37,940	Mercury Computer Systems Inc †	490,564
80,288	Radisys Corp †	504,209
54,251	TTM Technologies Inc †	510,502

		1,505,275

IT Services — 0.7%
63,630	PRGX Global Inc †	505,859

See Notes to Financial Statements.

5

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Internet Software & Services — 1.5%
38,426	Keynote Systems Inc	$570,626
49,345	Responsys Inc †	598,061

		1,168,687

Semiconductors & Semiconductor Equipment — 5.2%
149,047	ANADIGICS Inc †	269,775
94,805	FormFactor Inc †	613,388
68,778	Kulicke & Soffa Industries Inc †	613,500
79,183	O2Micro International Ltd, ADR †	349,197
80,991	Pericom Semiconductor Corp †	728,919
122,700	Photronics Inc †	748,470
104,062	Ultra Clean Holdings †	669,119

		3,992,368

Software — 2.4%
117,343	Actuate Corp †	813,187
37,250	American Software Inc/Georgia, Class A	296,137
45,967	Monotype Imaging Holdings Inc †	770,867

		1,880,191

Total Information Technology		10,157,091

Materials — 4.3%
Chemicals — 3.2%
34,847	KMG Chemicals Inc	671,850
17,503	Koppers Holdings Inc	595,102
15,542	Quaker Chemical Corp	718,196
13,994	TPC Group Inc †	517,078

		2,502,226

Paper & Forest Products — 1.1%
49,263	PH Glatfelter Co	806,435

Total Materials		3,308,661

TOTAL COMMON STOCKS
(Cost $61,591,059)		73,228,670

See Notes to Financial Statements.

6

Shares		Value(a)

INVESTMENT COMPANIES — 4.9%
Financials — 2.3%
Capital Markets — 2.3%
37,655	Golub Capital BDC Inc	$568,214
40,012	TICC Capital Corp	388,116
15,213	Main Street Capital Corp	368,155
40,834	Hercules Technology Growth Capital Inc	463,058

Total Financials		1,787,543

Multi-Sector — 2.6%
Industry — 2.6%
1,973,802	State Street Institutional U.S. Government Money Market Fund	1,973,802

TOTAL INVESTMENT COMPANIES
(Cost $3,470,608)		3,761,345

TOTAL INVESTMENTS
(Cost $65,061,667)	99.5%	76,990,015
OTHER ASSETS AND LIABILITIES (Net)	0.5	383,836

NET ASSETS	100.0%	$77,373,851

†	Non-income producing security.

(a)	As of June 30, 2012, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR	—	American Depositary Receipt

See Notes to Financial Statements.

7

Munder Micro-Cap Equity Fund

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value (see accompanying schedule)	$76,990,015
Dividends and interest receivable	43,905
Receivable for Fund shares sold	1,122,471
Prepaid expenses and other assets	30,816

Total Assets	78,187,207

LIABILITIES:
Payable for investment securities purchased	48,718
Payable for Fund shares redeemed	460,883
Trustees’ fees and expenses payable	183,585
Transfer agency/record keeping fees payable	36,207
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	21,750
Administration fees payable	9,875
Custody fees payable	6,346
Investment advisory fees payable	4,124
Shareholder servicing fees payable — Class K Shares	57
Accrued expenses and other payables	41,811

Total Liabilities	813,356

NET ASSETS	$77,373,851

Investments, at cost	$65,061,667

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(648,623)
Accumulated net realized gain on investments sold	7,500,708
Net unrealized appreciation of investments	11,928,348
Paid-in capital	58,593,418

$77,373,851

NET ASSETS:
Class Y Shares	$12,273,479

Class A Shares	$49,064,479

Class B Shares	$3,277,407

Class C Shares	$12,220,251

Class K Shares	$287,391

Class R Shares	$250,844

SHARES OUTSTANDING:
Class Y Shares	363,996

Class A Shares	1,507,528

Class B Shares	113,585

Class C Shares	423,718

Class K Shares	8,824

Class R Shares	7,782

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$33.72

CLASS A SHARES:
Net asset value and redemption price per share	$32.55

Maximum sales charge	5.50%
Maximum offering price per share	$34.44

CLASS B SHARES:
Net asset value and offering price per share*	$28.85

CLASS C SHARES:
Net asset value and offering price per share*	$28.84

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$32.57

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$32.23

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Micro-Cap Equity Fund

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$587
Dividends(a)	706,226

Total Investment Income	706,813

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	126,986
Class B Shares	43,419
Class C Shares	120,592
Class R Shares	1,345
Shareholder servicing fees:
Class K Shares	626
Investment advisory fees	792,393
Transfer agency/record keeping fees	175,572
Administration fees	129,237
Registration and filing fees	82,054
Trustees’ fees and expenses	73,375
Custody fees	69,409
Legal and audit fees	43,820
Printing and mailing fees	34,834
Other	19,359

Total Expenses	1,713,021

NET INVESTMENT LOSS	(1,006,208)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions	14,141,997
Foreign currency-related transactions	149
Net change in unrealized appreciation/(depreciation) of securities	(6,545,885)

Net realized and unrealized gain on investments	7,596,261

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,590,053

(a)	Net of foreign tax reclaims of $1,608.

See Notes to Financial Statements.

10

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
Net investment loss	$(1,006,208)	$(710,180)
Net realized gain from security transactions and foreign currency-related transactions	14,142,146	26,144,833
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(6,545,885)	4,426,692

Net increase in net assets resulting from operations	6,590,053	29,861,345
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(914,057)	(3,658,526)
Class A Shares	(12,847,430)	(17,043,700)
Class B Shares	(2,776,904)	(2,841,953)
Class C Shares	(2,272,113)	(4,098,437)
Class K Shares	(115)	(49,025)
Class R Shares	(75,938)	(42,446)
Short-term trading fees	345	458

Net increase/(decrease) in net assets	(12,296,159)	2,127,716
NET ASSETS:
Beginning of year	89,670,010	87,542,294

End of year	$77,373,851	$89,670,010

Accumulated net investment loss	$(648,623)	$(113,187)

See Notes to Financial Statements.

11

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2012	Year Ended June 30, 2011
Amount
Class Y Shares:
Sold	$1,020,476	$1,093,353
Redeemed	(1,934,533)	(4,751,879)

Net decrease	$(914,057)	$(3,658,526)

Class A Shares:
Sold*	$28,023,240	$13,502,106
Redeemed	(40,870,670)	(30,545,806)

Net decrease	$(12,847,430)	$(17,043,700)

Class B Shares:
Sold	$—	$47,061
Redeemed*	(2,776,904)	(2,889,014)

Net decrease	$(2,776,904)	$(2,841,953)

Class C Shares:
Sold	$451,106	$394,198
Redeemed	(2,723,219)	(4,492,635)

Net decrease	$(2,272,113)	$(4,098,437)

Class K Shares:
Redeemed	$(115)	$(49,025)

Net decrease	$(115)	$(49,025)

Class R Shares:
Sold	$38,565	$111,979
Redeemed	(114,503)	(154,425)

Net decrease	$(75,938)	$(42,446)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2012	Year Ended June 30, 2011
Shares
Class Y Shares:
Sold	34,092	37,630
Redeemed	(64,952)	(164,179)

Net decrease	(30,860)	(126,549)

Class A Shares:
Sold*	1,003,889	487,191
Redeemed	(1,354,558)	(1,132,543)

Net decrease	(350,669)	(645,352)

Class B Shares:
Sold	—	1,995
Redeemed*	(105,335)	(119,601)

Net decrease	(105,335)	(117,606)

Class C Shares:
Sold	16,862	15,744
Redeemed	(104,333)	(183,143)

Net decrease	(87,471)	(167,399)

Class K Shares:
Redeemed	(6)	(2,013)

Net decrease	(6)	(2,013)

Class R Shares:
Sold	1,353	4,452
Redeemed	(4,037)	(5,379)

Net decrease	(2,684)	(927)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$31.55	$22.70	$19.15	$29.04	$48.87

Income/(loss) from investment operations:
Net investment income/(loss)	(0.27)	(0.10)	0.04	0.35	0.55
Net realized and unrealized gain/(loss) on investments	2.44	8.95	3.86	(6.55)	(15.22)

Total from investment operations	2.17	8.85	3.90	(6.20)	(14.67)

Less distributions:
Dividends from net investment income	—	—	(0.35)	(0.37)	(0.42)
Distributions from net realized gains	—	—	—	(3.32)	(4.74)

Total distributions	—	—	(0.35)	(3.69)	(5.16)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$33.72	$31.55	$22.70	$19.15	$29.04

Total return(d)	6.88%	38.99%	20.28%	(24.07)%	(32.70)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,273	$12,457	$11,834	$14,696	$18,460
Ratio of operating expenses to average net assets	1.79%	1.85%	1.79%	1.87%	1.46%
Ratio of net investment income/(loss) to average net assets	(0.89)%	(0.36)%	0.19%	1.79%	1.50%
Portfolio turnover rate	56%	67%	43%	35%	24%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 26, 1996.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$30.53	$22.02	$18.61	$28.32	$47.80

(0.34)	(0.17)	(0.01)	0.30	0.41

2.36	8.68	3.74	(6.37)	(14.83)

2.02	8.51	3.73	(6.07)	(14.42)

—	—	(0.32)	(0.32)	(0.32)
—	—	—	(3.32)	(4.74)

—	—	(0.32)	(3.64)	(5.06)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$32.55	$30.53	$22.02	$18.61	$28.32

6.62%	38.65%	19.97%	(24.24)%	(32.87)%

$49,064	$56,726	$55,117	$60,405	$121,715

2.04%	2.10%	2.05%	2.12%	1.72%

(1.15)%	(0.63)%	(0.06)%	1.52%	1.12%
56%	67%	43%	35%	24%

See Notes to Financial Statements.

15

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$27.26	$19.81	$16.82	$25.94	$44.30

Income/(loss) from investment operations:
Net investment income/(loss)	(0.49)	(0.33)	(0.17)	0.14	0.13
Net realized and unrealized gain/(loss) on investments	2.08	7.78	3.39	(5.78)	(13.65)

Total from investment operations	1.59	7.45	3.22	(5.64)	(13.52)

Less distributions:
Dividends from net investment income	—	—	(0.23)	(0.16)	(0.10)
Distributions from net realized gains	—	—	—	(3.32)	(4.74)

Total distributions	—	—	(0.23)	(3.48)	(4.84)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$28.85	$27.26	$19.81	$16.82	$25.94

Total return(d)	5.83%	37.61%	19.11%	(24.83)%	(33.35)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,277	$5,967	$6,665	$9,137	$17,424
Ratio of operating expenses to average net assets	2.80%	2.85%	2.80%	2.87%	2.47%
Ratio of net investment income/(loss) to average net assets	(1.92)%	(1.36)%	(0.84)%	0.78%	0.38%
Portfolio turnover rate	56%	67%	43%	35%	24%

(a)	Class B Shares and C Shares of the Fund commenced operations on February 24, 1997 and March 31, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$27.26	$19.80	$16.82	$25.94	$44.31

(0.49)	(0.33)	(0.16)	0.14	0.11

2.07	7.79	3.37	(5.78)	(13.64)

1.58	7.46	3.21	(5.64)	(13.53)

—	—	(0.23)	(0.16)	(0.10)
—	—	—	(3.32)	(4.74)

—	—	(0.23)	(3.48)	(4.84)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$28.84	$27.26	$19.80	$16.82	$25.94

5.80%	37.68%	19.05%	(24.83)%	(33.37)%

$12,220	$13,933	$13,438	$15,122	$29,827

2.79%	2.85%	2.80%	2.87%	2.47%

(1.90)%	(1.37)%	(0.81)%	0.77%	0.33%
56%	67%	43%	35%	24%

See Notes to Financial Statements.

17

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	K Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$30.55	$22.03	$18.62	$28.33	$47.80

Income/(loss) from investment operations:
Net investment income/(loss)	(0.33)	(0.17)	(0.01)	0.37	0.39
Net realized and unrealized gain/(loss) on investments	2.35	8.69	3.74	(6.44)	(14.80)

Total from investment operations	2.02	8.52	3.73	(6.07)	(14.41)

Less distributions:
Dividends from net investment income	—	—	(0.32)	(0.32)	(0.32)
Distributions from net realized gains	—	—	—	(3.32)	(4.74)

Total distributions	—	—	(0.32)	(3.64)	(5.06)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$32.57	$30.55	$22.03	$18.62	$28.33

Total return(d)	6.61%	38.67%	19.96%	(24.23)%	(32.85)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$287	$270	$239	$234	$2,211
Ratio of operating expenses to average net assets	2.03%	2.10%	2.05%	2.11%	1.72%
Ratio of net investment income/(loss) to average net assets	(1.13)%	(0.64)%	(0.05)%	1.80%	1.02%
Portfolio turnover rate	56%	67%	43%	35%	24%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 31, 1996 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

18

R Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$30.31	$21.91	$18.55	$28.24	$47.68

(0.41)	(0.23)	(0.06)	0.21	0.31

2.33	8.63	3.71	(6.32)	(14.79)

1.92	8.40	3.65	(6.11)	(14.48)

—	—	(0.29)	(0.26)	(0.22)
—	—	—	(3.32)	(4.74)

—	—	(0.29)	(3.58)	(4.96)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$32.23	$30.31	$21.91	$18.55	$28.24

6.33%	38.34%	19.62%	(24.44)%	(33.05)%

$251	$317	$250	$262	$586

2.30%	2.35%	2.30%	2.32%	1.97%

(1.41)%	(0.85)%	(0.28)%	1.04%	0.85%
56%	67%	43%	35%	24%

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Micro-Cap Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or

21

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$76,990,015
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$76,990,015

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the year ended June 30, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as

23

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the

24

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% of the value its average daily net assets.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60%.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates subject to a minimum fee of $80,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2012, the Advisor earned $129,237 before payment of sub-administration fees and $86,409 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.1631% for administrative services.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the

25

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2012, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $43,313,555 and $62,888,138, respectively, for the year ended June 30, 2012.

26

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $15,905,869, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $4,365,005 and net appreciation for tax purposes was $11,540,864. At June 30, 2012, aggregate cost for tax purposes was $65,449,151.

6.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the Fund were $993.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

27

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2012 (continued)

As determined on June 30, 2012, permanent differences resulting primarily from net operating losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
$470,772	$1,525	$(472,297)

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Capital Gains	Late-Year Ordinary Loss	Unrealized Appreciation	Total
$7,888,193	$(546,855)	$11,540,864	$18,882,202

The differences between book and tax distributable earnings were primarily due to wash sales, partnership adjustments and deferred trustees’ fees.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration date and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had no unused capital losses.

During the year ended June 30, 2012, $7,626,119 in carried-forward capital losses were utilized by the Fund.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $0 and net late-year ordinary losses of $546,855.

28

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Micro-Cap Equity Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Micro-Cap Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Micro-Cap Equity Fund of Munder Series Trust at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

29

Munder Micro-Cap Equity Fund

Notes to Financial Statements —Unaudited, June 30, 2012

9.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2012, the Fund designated approximately $707,834 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. Integrity votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of

30

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain

31

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2011 and 2012, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

32

Munder Micro-Cap Equity Fund

Notes to Financial Statements —Unaudited, June 30, 2012 (continued)

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three-, five- and ten-year periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one- and three-year periods but trailed the median performance of the Fund’s Lipper peer group for the five- and ten-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with regard to all Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

33

Munder Micro-Cap Equity Fund

Notes to Financial Statements —Unaudited, June 30, 2012 (continued)

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2011, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2011 and 2012. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

34

Munder Micro-Cap Equity Fund

Notes to Financial Statements —Unaudited, June 30, 2012 (continued)

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board was advised that as of December 31, 2011, neither Integrity nor the Advisor had other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Fund as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2012.

35

Munder Micro-Cap Equity Fund

Notes to Financial Statements —Unaudited, June 30, 2012 (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07.

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

36

Munder Micro-Cap Equity Fund

Notes to Financial Statements —Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).

37

Munder Micro-Cap Equity Fund

Notes to Financial Statements —Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

38

Munder Micro-Cap Equity Fund

Notes to Financial Statements —Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

39

Munder Micro-Cap Equity Fund

Notes to Financial Statements —Unaudited, June 30, 2012 (continued)

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

40

[This Page Intentionally Left Blank]

41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNMICRO612

ANNUAL REPORT

June 30, 2012

Munder Mid-Cap

Core Growth Fund

Class Y, A, B, C, K, R & R6 Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets – Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Notes to Financial Statements – Unaudited

Risks: The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

Class (Inception Date)	With Load		Without Load	Russell Midcap® Index
CLASS Y (6/24/98)	N/A		$35,841	$26,283
CLASS A (7/3/00)	$20,760	(3)	$21,968	$20,627
CLASS B (7/5/00)	N/A		$20,755	$20,303
CLASS C (7/14/00)(2)	$18,818	(3)	$19,008	$19,508
CLASS K (12/17/02)	N/A		$24,798	$24,745
CLASS R (7/29/04)	N/A		$17,369	$17,961
CLASS R6 (6/1/12)	N/A		$10,608	$10,595

ii

AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/12)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (6/24/98)	N/A		(1.22)%	N/A		0.97%	N/A		8.97%	N/A		9.53%
CLASS A (7/3/00)	(6.89)%	(3)	(1.48)%	(0.40)%	(3)	0.73%	8.08%	(3)	8.70%	6.27%	(3)	6.78%
CLASS B (7/5/00)	(7.09)%	(4)	(2.20)%	(0.43)%	(4)	(0.03)%	N/A		8.05%	N/A		6.28%
CLASS C (7/14/00)(2)	(3.17)%	(4)	(2.19)%	N/A		(0.03)%	7.77%	(3)	7.88%	5.43%	(3)	5.51%
CLASS K (12/17/02)	N/A		(1.48)%	N/A		0.72%	N/A		N/A	N/A		9.99%
CLASS R (7/29/04)	N/A		(1.70)%	N/A		0.47%	N/A		N/A	N/A		7.22%
CLASS R6 (6/1/12)	N/A		N/A	N/A		N/A	N/A		N/A	N/A		6.08%	(5)

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.
(3)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.
(4)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.
(5)	Not annualized.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/11 the gross expense ratios were 1.08%, 1.33%, 2.08%, 2.08%, 1.33% and 1.58%, respectively, and for Class R6 Shares the gross expense ratio was estimated to be 0.88%. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1998-2001 calendar years and the Fund’s Class A, B and C Shares during the 2000-2001 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Mid-Cap Core Growth Fund’s management team seeks to provide long-term capital appreciation in the Fund by investing in a diversified portfolio of medium sized (mid-capitalization) companies. Medium sized means those companies with market capitalizations within the range of companies included in the Russell Midcap® Index or within the range of companies included in the S&P MidCap 400® Index. The Fund’s investment style focuses on companies that have growth prospects and are reasonably valued. This is known as GARP (Growth at a Reasonable Price). Specifically, the management team looks to invest in companies that have consistent and higher-than-average earnings growth, are financially stable with a below average debt level, have a leadership position in their industry and an effective management team, and whose stock price is attractive relative to the market and the company’s growth rate.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

The -1.65% total return of the Russell Midcap® Index for the twelve months ended June 30, 2012 masked the significant market volatility present throughout the year. The performance of this Index can be broken into three distinct periods: first, there was a 22% decline through early October; followed by a 33% rally through early April; and finally, a modest 5% dip. Throughout the year, investors focused on several important global financial events: the U.S. budget impasse, the European sovereign debt crisis, worldwide economic growth, and corporate profits. Investor emotions in regard to these events ranged from despair to ebullience, as the outlook on these issues improved or deteriorated. Additionally, defensive stocks held up far better than those with a cyclical exposure to the economy.

iv

SECTOR DIVERSIFICATION
Consumer Discretionary	18.6%
Financials	17.8%
Information Technology	14.6%
Industrials	11.1%
Health Care	10.8%
Energy	7.2%
Materials	6.4%
Utilities	5.8%
Consumer Staples	5.4%
Other	2.3%
Total	100.0%
As a percentage of net assets as of 6/30/12.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2012, the Fund returned -1.22%, outperforming the Russell Midcap® Index, which returned -1.65% over the same period.

Notable contributors to the Fund’s performance during the past year included: Monster Beverage Corp., which markets and distributes non-alcoholic beverages through its subsidiaries; SBA Communications Corp., which leases antenna space on its multi-tenant towers to a variety of wireless service providers; Intuitive Surgical Inc., which designs, manufactures and markets da vinci surgical systems, related instruments and accessories; LKQ Corp, which provides recycled OEM automotive replacement parts and related services; and BioMarin Pharmaceutical Inc., which discovers, develops, and commercializes innovative pharmaceuticals for serious diseases and medical conditions.

Notable detractors to the Fund’s performance during the past year included: Peabody Energy Corporation, which mines and markets low-sulfur coal; BMC Software Inc., which develops enterprise software; Joy Global Inc., which manufactures and services high productivity mining equipment; Green Mountain Coffee Roasters Inc., which engages in coffee and coffee maker businesses; and Solera Holdings Inc., which provides software and services to the automobile insurance claims processing industry.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Red Hat, Inc., an open source enterprise software developer; Family Dollar Stores Inc., a discount retailer; The Cooper Companies Inc., a contact lenses and medical devices manufacturer; Iron Mountain, Inc., a provider of records management services; and Oceaneering International, Inc., a provider of offshore oil and gas services.

The team funded these positions in part by selling the Fund’s positions in: Kinetic Concepts, Inc., which produces wound management products; Eaton Corp., a diversified power management company; Annaly Capital Management, a mortgage real estate investment trust; Tiffany & Co., a jewelry retailer; and Peabody Energy Corporation.

v

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell Midcap® Index includes approximately 800 of the smallest Russell 1000® Index companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market). Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1)	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,087.80	$5.40	1.04%
Class A	$1,000.00	$1,086.60	$6.69	1.29%
Class B	$1,000.00	$1,082.40	$10.56	2.04%
Class C	$1,000.00	$1,082.60	$10.56	2.04%
Class K	$1,000.00	$1,086.70	$6.69	1.29%
Class R	$1,000.00	$1,085.20	$7.98	1.54%
Class R6(2)	$1,000.00	$1,060.80	$0.71	0.84%
Hypothetical
Class Y	$1,000.00	$1,019.69	$5.22	1.04%
Class A	$1,000.00	$1,018.45	$6.47	1.29%
Class B	$1,000.00	$1,014.72	$10.22	2.04%
Class C	$1,000.00	$1,014.72	$10.22	2.04%
Class K	$1,000.00	$1,018.45	$6.47	1.29%
Class R	$1,000.00	$1,017.21	$7.72	1.54%
Class R6(2)	$1,000.00	$1,020.69	$4.22	0.84%

(1) Except	for Class R6, expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

(2) For	Class R6, Actual Beginning Account Value is as of June 1, 2012, the date Class R6 commenced operations. Actual Ending Account Value and Actual Expenses Paid are based on the period from the beginning of expense accruals through June 30, 2012. Therefore, expenses are calculated by multiplying the annualized expense ratio listed above for Class R6 by the average account value over the period and multiplying that number by 30/366 (to reflect the portion of the period that Class R6 incurred expenses). Hypothetical Beginning Account Value is as of January 1, 2012, in order to facilitate comparison with other mutual funds. Hypothetical Ending Account Value and Hypothetical Expenses Paid are calculated as if the class had been in existence during the entire six-month period from January 1, 2012 through June 30, 2012.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2012

Shares		Value(a)

COMMON STOCKS — 98.3%
Consumer Discretionary — 18.6%
Auto Components — 2.4%
772,100	BorgWarner Inc †	$50,642,039
1,064,700	WABCO Holdings Inc †	56,354,571

		106,996,610

Distributors — 1.5%
2,018,700	LKQ Corp †	67,424,580

Hotels, Restaurants & Leisure — 1.6%
1,912,500	Marriott International Inc/DE, Class A	74,970,000

Household Durables — 1.4%
1,173,825	Tupperware Brands Corp	64,278,657

Media — 4.8%
2,799,600	Cinemark Holdings Inc	63,970,860
1,290,300	Discovery Communications Inc, Class A †	69,676,200
952,846	Liberty Media Corp - Liberty Capital, Class A †	83,764,692

		217,411,752

Multiline Retail — 1.4%
961,200	Family Dollar Stores Inc	63,900,576

Specialty Retail — 4.7%
1,298,900	Ascena Retail Group Inc †	24,185,518
1,370,300	Ltd Brands Inc	58,278,859
1,091,100	Ross Stores Inc	68,161,017
2,354,535	Sally Beauty Holdings Inc †	60,605,731

		211,231,125

Textiles, Apparel & Luxury Goods — 0.8%
500,400	Fossil Inc †	38,300,616

Total Consumer Discretionary		844,513,916

Consumer Staples — 5.4%
Beverages — 0.9%
587,200	Monster Beverage Corp †	41,808,640

Food Products — 1.3%
828,200	Green Mountain Coffee Roasters Inc †	18,038,196
673,400	TreeHouse Foods Inc †	41,946,086

		59,984,282

Household Products — 1.7%
1,377,050	Church & Dwight Co Inc	76,384,964

See Notes to Financial Statements.

1

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Personal Products — 1.5%
1,400,000	Herbalife Ltd	$67,662,000

Total Consumer Staples		245,839,886

Energy — 7.2%
Energy Equipment & Services — 4.3%
1,047,100	Atwood Oceanics Inc †	39,622,264
443,950	Core Laboratories NV	51,453,805
1,089,500	Oceaneering International Inc	52,143,470
774,300	Oil States International Inc †	51,258,660

		194,478,199

Oil, Gas & Consumable Fuels — 2.9%
592,800	Concho Resources Inc †	50,459,136
2,634,500	Denbury Resources Inc †	39,807,295
2,512,000	Northern Oil and Gas Inc †	40,041,280

		130,307,711

Total Energy		324,785,910

Financials — 16.6%
Capital Markets — 4.7%
808,700	Affiliated Managers Group Inc †	88,512,215
3,164,900	Invesco Ltd	71,526,740
1,185,700	Northern Trust Corp	54,565,914

		214,604,869

Commercial Banks — 3.0%
4,495,800	Fifth Third Bancorp	60,243,720
4,098,000	First Niagara Financial Group Inc	31,349,700
723,675	Signature Bank/New York NY †	44,122,465

		135,715,885

Consumer Finance — 0.9%
1,694,700	Ezcorp Inc, Class A †	39,757,662

Insurance — 3.9%
2,802,300	Lincoln National Corp	61,286,301
1,125,600	Reinsurance Group of America Inc	59,893,176
708,300	RenaissanceRe Holdings Ltd	53,837,883

		175,017,360

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (REITs) — 4.1%
809,425	Digital Realty Trust Inc	$60,763,534
301,150	Essex Property Trust Inc	46,353,008
1,359,800	Macerich Co/The	80,296,190

		187,412,732

Total Financials		752,508,508

Health Care — 10.8%
Biotechnology — 1.2%
1,387,825	BioMarin Pharmaceutical Inc †	54,930,113

Health Care Equipment & Supplies — 3.7%
701,600	Cooper Cos Inc/The	55,959,616
1,567,100	DENTSPLY International Inc	59,252,051
91,710	Intuitive Surgical Inc †	50,788,081

		165,999,748

Health Care Providers & Services — 3.7%
720,850	DaVita Inc †	70,794,679
6,682,800	Health Management Associates Inc, Class A †	52,459,980
2,016,759	HealthSouth Corp †	46,909,814

		170,164,473

Health Care Technology — 1.1%
634,000	Cerner Corp †	52,406,440

Life Sciences Tools & Services — 1.1%
312,300	Mettler-Toledo International Inc †	48,671,955

Total Health Care		492,172,729

Industrials — 11.1%
Aerospace & Defense — 0.8%
229,500	Precision Castparts Corp	37,750,455

Air Freight & Logistics — 0.6%
759,700	Expeditors International of Washington Inc	29,438,375

Building Products — 1.1%
2,149,300	Fortune Brands Home & Security Inc †	47,864,911

Commercial Services & Supplies — 2.5%
1,589,000	Iron Mountain Inc	52,373,440
657,975	Stericycle Inc †	60,316,568

		112,690,008

See Notes to Financial Statements.

3

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Machinery — 2.9%
629,602	Joy Global Inc	$35,717,321
920,200	Stanley Black & Decker Inc	59,224,072
2,092,200	Terex Corp †	37,303,926

		132,245,319

Professional Services — 1.4%
596,850	IHS Inc, Class A †	64,298,651

Road & Rail — 1.8%
1,169,425	Kansas City Southern	81,345,203

Total Industrials		505,632,922

Information Technology — 14.6%
IT Services — 4.3%
1,130,910	Cognizant Technology Solutions Corp, Class A †	67,854,600
694,375	Fiserv Inc †	50,147,762
1,064,700	Teradata Corp †	76,669,047

		194,671,409

Office Electronics — 1.0%
5,769,600	Xerox Corp	45,406,752

Semiconductors & Semiconductor Equipment — 3.0%
1,543,100	Microchip Technology Inc	51,045,748
3,197,400	Skyworks Solutions Inc †	87,512,838

		138,558,586

Software — 6.3%
926,575	Check Point Software Technologies Ltd †	45,948,854
3,311,900	Mentor Graphics Corp †	49,678,500
1,271,900	MICROS Systems Inc †	65,121,280
1,239,700	Red Hat Inc †	70,018,256
1,300,625	Solera Holdings Inc	54,353,119

		285,120,009

Total Information Technology		663,756,756

Materials — 6.4%
Chemicals — 4.9%
957,425	Airgas Inc	80,433,274
1,217,400	Ecolab Inc	83,428,422
1,390,000	LyondellBasell Industries NV, Class A	55,975,300

		219,836,996

See Notes to Financial Statements.

4

Shares		Value(a)

Materials (Continued)
Containers & Packaging — 1.5%
1,986,850	Crown Holdings Inc †	$68,526,457

Total Materials		288,363,453

Telecommunication Services — 1.8%
Wireless Telecommunication Services — 1.8%
1,469,800	SBA Communications Corp, Class A †	83,852,090

Utilities — 5.8%
Electric Utilities — 2.8%
859,000	ITC Holdings Corp	59,193,690
1,728,650	Northeast Utilities	67,088,907

		126,282,597

Multi-Utilities — 3.0%
3,523,500	NiSource Inc	87,206,625
1,322,612	NorthWestern Corp	48,539,860

		135,746,485

Total Utilities		262,029,082

TOTAL COMMON STOCKS
(Cost $3,447,934,546)		4,463,455,252

INVESTMENT COMPANIES — 1.8%
Financials — 1.2%
Capital Markets — 1.2%
5,194,600	American Capital Ltd †	52,309,622

Multi Sector — 0.6%
Multi-Industry — 0.6%
44,900	SPDR S&P MidCap 400 ETF Trust	7,691,370
20,775,107	State Street Institutional Government Money Market Fund	20,775,107

		28,466,477

TOTAL INVESTMENT COMPANIES
(Cost $75,700,317)		80,776,099

See Notes to Financial Statements.

5

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

TOTAL INVESTMENTS
(Cost $3,523,634,863)	100.1%	$4,544,231,351

OTHER ASSETS AND LIABILITIES (Net)	(0.1)	(6,413,914)

NET ASSETS	100.0%	$4,537,817,437

†	Non-income producing security.

(a)	As of June 30, 2012, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

At June 30, 2012, The country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of Net Assets	Value
COMMON STOCKS:
United States	92.3%	$4,188,577,410
Netherlands	2.3	107,429,105
Cayman Islands	1.5	67,662,000
Bermuda	1.2	53,837,883
Israel	1.0	45,948,854

TOTAL COMMON STOCKS	98.3	4,463,455,252
INVESTMENT COMPANIES	1.8	80,776,099

TOTAL INVESTMENTS	100.1	4,544,231,351
OTHER ASSETS AND LIABILITIES (NET)	(0.1)	(6,413,914)

NET ASSETS	100.0%	$4,537,817,437

See Notes to Financial Statements.

6

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7

Munder Mid-Cap Core Growth Fund

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value (see accompanying schedule)	$4,544,231,351
Dividends and interest receivable	3,384,395
Receivable for investment securities sold	8,978,019
Receivable for Fund shares sold	7,881,941
Prepaid expenses and other assets	180,866

Total Assets	4,564,656,572

LIABILITIES:
Payable for investment securities purchased	10,436,504
Payable for Fund shares redeemed	13,165,426
Transfer agency/record keeping fees payable	1,961,893
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	444,604
Administration fees payable	231,795
Trustees’ fees and expenses payable	205,793
Investment advisory fees payable	180,679
Custody fees payable	41,071
Shareholder servicing fees payable — Class K Shares	3,059
Accrued expenses and other payables	168,311

Total Liabilities	26,839,135

NET ASSETS	$4,537,817,437

Investments, at cost	$3,523,634,863

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(4,517,583)
Accumulated net realized loss on investments sold	(237,284,943)
Net unrealized appreciation of investments	1,020,596,488
Paid-in capital	3,759,023,475

$4,537,817,437

NET ASSETS:
Class Y Shares	$3,018,188,288

Class A Shares	$1,231,903,403

Class B Shares	$21,663,510

Class C Shares	$198,295,659

Class K Shares	$14,782,777

Class R Shares	$52,930,754

Class R6 Shares	$53,046

SHARES OUTSTANDING:
Class Y Shares	98,274,276

Class A Shares	41,077,401

Class B Shares	785,148

Class C Shares	7,172,053

Class K Shares	493,241

Class R Shares	1,791,931

Class R6 Shares	1,727

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$30.71

CLASS A SHARES:
Net asset value and redemption price per share	$29.99

Maximum sales charge	5.50%
Maximum offering price per share	$31.74

CLASS B SHARES:
Net asset value and offering price per share*	$27.59

CLASS C SHARES:
Net asset value and offering price per share*	$27.65

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$29.97

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$29.54

CLASS R6 SHARES:
Net asset value, offering price and redemption price per share	$30.71

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Mid-Cap Core Growth Fund

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$3,948
Dividends(a)	44,599,446

Total Investment Income	44,603,394

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	3,229,723
Class B Shares	240,144
Class C Shares	2,087,919
Class R Shares	257,999
Shareholder servicing fees:
Class K Shares	48,569
Investment advisory fees	32,462,049
Transfer agency/record keeping fees(b)	9,319,502
Administration fees	2,838,551
Custody fees	582,648
Registration and filing fees	118,304
Legal and audit fees	88,987
Trustees’ fees and expenses	73,886
Other	592,511

Total Expenses	51,940,792

NET INVESTMENT LOSS	(7,337,398)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	229,686,217
In-kind redemption	1,304,224
Net change in unrealized appreciation/(depreciation) of securities	(318,504,519)

Net realized and unrealized loss on investments	(87,514,078)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(94,851,476)

(a)	Net of foreign withholding taxes of $1,604,928.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class B, Class C, Class K, Class R and Class R6 Shares were $5,869,085, $2,793,970, $52,016, $451,045, $42,505, and $110,879 and $2, respectively.

See Notes to Financial Statements.

10

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
Net investment loss	$(7,337,398)	$(9,742,081)
Net realized gain from security transactions and in-kind redemptions	230,990,441	424,521,168
Net change in net unrealized appreciation/(depreciation) of securities	(318,504,519)	973,729,096

Net increase/(decrease) in net assets resulting from operations	(94,851,476)	1,388,508,183
Dividends to shareholders from net investment income:
Class Y Shares	—	(811,589)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	54,403,364	93,676,460
Class A Shares	(240,348,427)	(266,104,142)
Class B Shares	(6,690,759)	(7,229,452)
Class C Shares	(39,703,107)	(43,392,377)
Class K Shares	(12,166,084)	(13,023,088)
Class R Shares	(2,938,298)	(7,573,422)
Class R6 Shares	50,000	—
Short-term trading fees	652	352

Net increase/(decrease) in net assets	(342,244,135)	1,144,050,925
NET ASSETS:
Beginning of year	4,880,061,572	3,736,010,647

End of year	$4,537,817,437	$4,880,061,572

Accumulated net investment loss	$(4,517,583)	$(106,955)

See Notes to Financial Statements.

11

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2012	Year Ended June 30, 2011
Amount
Class Y Shares:
Sold	$878,123,133	$707,959,385
Issued as reinvestment of dividends	—	663,638
Redeemed	(782,584,838)	(614,946,563)
In-kind redemption	(41,134,931)	—

Net increase	$54,403,364	$93,676,460

Class A Shares:
Sold *	$294,876,544	$279,018,456
Redeemed	(535,224,971)	(545,122,598)

Net decrease	$(240,348,427)	$(266,104,142)

Class B Shares:
Sold	$83,177	$209,230
Redeemed *	(6,773,936)	(7,438,682)

Net decrease	$(6,690,759)	$(7,229,452)

Class C Shares:
Sold	$16,098,042	$15,474,733
Redeemed	(55,801,149)	(58,867,110)

Net decrease	$(39,703,107)	$(43,392,377)

Class K Shares:
Sold	$1,749,503	$1,472,722
Redeemed	(13,915,587)	(14,495,810)

Net decrease	$(12,166,084)	$(13,023,088)

Class R Shares:
Sold	$15,662,341	$20,683,598
Redeemed	(18,600,639)	(28,257,020)

Net decrease	$(2,938,298)	$(7,573,422)

Class R6 Shares
Sold	$50,000	$—

Net increase	$50,000	$—

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2012	Year Ended June 30, 2011
Shares
Class Y Shares:
Sold	29,585,648	25,290,059
Issued as reinvestment of dividends	—	23,204
Redeemed	(26,865,424)	(22,315,532)
In-kind redemption	(1,431,776)	—

Net increase	1,288,448	2,997,731

Class A Shares:
Sold*	10,355,526	10,194,741
Redeemed	(18,744,685)	(20,084,137)

Net decrease	(8,389,159)	(9,889,396)

Class B Shares:
Sold	3,062	8,221
Redeemed*	(255,185)	(299,524)

Net decrease	(252,123)	(291,303)

Class C Shares:
Sold	595,590	596,372
Redeemed	(2,090,680)	(2,351,554)

Net decrease	(1,495,090)	(1,755,182)

Class K Shares:
Sold	62,891	55,369
Redeemed	(488,599)	(530,826)

Net decrease	(425,708)	(475,457)

Class R Shares:
Sold	552,302	774,594
Redeemed	(656,316)	(1,051,430)

Net decrease	(104,014)	(276,836)

Class R6 Shares:
Sold	1,727	—

Net increase	1,727	—

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$31.09	$22.44	$18.51	$27.37	$29.85

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)	(0.02)	0.05	0.10	(0.03)
Net realized and unrealized gain/(loss) on investments	(0.37)	8.68	3.96	(8.93)	(2.01)

Total from investment operations	(0.38)	8.66	4.01	(8.83)	(2.04)

Less distributions:
Dividends from net investment income	—	(0.01)	(0.08)	—	—
Distributions from net realized gains	—	—	—	(0.03)	(0.44)

Total distributions	—	(0.01)	(0.08)	(0.03)	(0.44)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$30.71	$31.09	$22.44	$18.51	$27.37

Total return(d)	(1.22)%	38.59%	21.67%	(32.26)%	(6.98)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$3,018,188	$3,015,321	$2,109,229	$1,656,032	$2,049,643
Ratio of operating expenses to average net assets	1.06%	1.08%	1.09%	1.11%	1.07%
Ratio of net investment income/(loss) to average net assets	(0.04)%	(0.07)%	0.20%	0.50%	(0.09)%
Portfolio turnover rate	48%	65%	52%	65%	56%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on June 24, 1998 and July 3, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$30.44	$22.01	$18.16	$26.92	$29.43

(0.08)	(0.09)	(0.01)	0.04	(0.10)

(0.37)	8.52	3.89	(8.77)	(1.97)

(0.45)	8.43	3.88	(8.73)	(2.07)

—	—	(0.03)	—	—

—	—	—	(0.03)	(0.44)

—	—	(0.03)	(0.03)	(0.44)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$29.99	$30.44	$22.01	$18.16	$26.92

(1.48)%	38.30%	21.34%	(32.43)%	(7.18)%

$1,231,903	$1,505,526	$1,306,682	$1,367,350	$2,281,311

1.32%	1.33%	1.34%	1.35%	1.31%

(0.28)%	(0.32)%	(0.06)%	0.21%	(0.37)%
48%	65%	52%	65%	56%

See Notes to Financial Statements.

15

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$28.21	$20.56	$17.07	$25.50	$28.11

Income/(loss) from investment operations:
Net investment loss	(0.28)	(0.27)	(0.17)	(0.10)	(0.31)
Net realized and unrealized gain/(loss) on investments	(0.34)	7.92	3.66	(8.30)	(1.86)

Total from investment operations	(0.62)	7.65	3.49	(8.40)	(2.17)

Less distributions:
Distributions from net realized gains	—	—	—	(0.03)	(0.44)

Total distributions	—	—	—	(0.03)	(0.44)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$27.59	$28.21	$20.56	$17.07	$25.50

Total return(d)	(2.20)%	37.21%	20.45%	(32.94)%	(7.88)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$21,664	$29,263	$27,318	$29,614	$57,234
Ratio of operating expenses to average net assets	2.07%	2.08%	2.09%	2.10%	2.06%
Ratio of net investment loss to average net assets	(1.04)%	(1.08)%	(0.81)%	(0.55)%	(1.15)%
Portfolio turnover rate	48%	65%	52%	65%	56%

(a)	Class B Shares and Class C shares (known as Class II Shares prior to October 31, 2003) of the Fund commenced operations on July 5, 2000 and July 14, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$28.27	$20.60	$17.10	$25.55	$28.17

(0.28)	(0.27)	(0.17)	(0.10)	(0.31)

(0.34)	7.94	3.67	(8.32)	(1.87)

(0.62)	7.67	3.50	(8.42)	(2.18)

—	—	—	(0.03)	(0.44)

—	—	—	(0.03)	(0.44)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$27.65	$28.27	$20.60	$17.10	$25.55

(2.19)%	37.23%	20.47%	(32.96)%	(7.90)%

$198,296	$245,023	$214,746	$230,909	$464,870

2.07%	2.08%	2.09%	2.10%	2.06%

(1.04)%	(1.07)%	(0.81)%	(0.55)%	(1.13)%
48%	65%	52%	65%	56%

See Notes to Financial Statements.

17

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	K Shares
	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$30.42	$22.00	$18.15	$26.91	$29.42

Income/(loss) from investment operations:
Net investment income/(loss)	(0.09)	(0.09)	(0.01)	0.03	(0.12)
Net realized and unrealized gain/(loss) on investments	(0.36)	8.51	3.89	(8.76)	(1.95)

Total from investment operations	(0.45)	8.42	3.88	(8.73)	(2.07)

Less distributions:
Dividends from net investment income	—	—	(0.03)	—	—
Distributions from net realized gains	—	—	—	(0.03)	(0.44)

Total distributions	—	—	(0.03)	(0.03)	(0.44)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$29.97	$30.42	$22.00	$18.15	$26.91

Total return(d)	(1.48)%	38.27%	21.35%	(32.44)%	(7.18)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,783	$27,951	$30,681	$34,105	$78,566
Ratio of operating expenses to average net assets	1.32%	1.33%	1.34%	1.35%	1.31%
Ratio of net investment income/(loss) to average net assets	(0.30)%	(0.33)%	(0.06)%	0.17%	(0.40)%
Portfolio turnover rate	48%	65%	52%	65%	56%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 17, 2002 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Amount represents less than 0.005%.

See Notes to Financial Statements.

18

R Shares
Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)		Year Ended 6/30/08(b)
$30.05	$21.79	$18.00	$26.76		$29.33

(0.15)	(0.15)	(0.07)	0.00	(c)	(0.16)

(0.36)	8.41	3.86	(8.73)		(1.97)

(0.51)	8.26	3.79	(8.73)		(2.13)

—	—	—	(0.03)		(0.44)

—	—	—	(0.03)		(0.44)

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

$29.54	$30.05	$21.79	$18.00		$26.76

(1.70)%	37.91%	21.06%	(32.62)%		(7.41)%

$52,931	$56,978	$47,354	$59,485		$78,174

1.56%	1.58%	1.59%	1.60%		1.56%

(0.54)%	(0.57)%	(0.33)%	0.00	%(e)	(0.57)%
48%	65%	52%	65%		56%

See Notes to Financial Statements.

19

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	R6 Shares
	Period Ended 6/30/12(b)
Net asset value, beginning of period	$28.95

Income/(loss) from investment operations:
Net investment income	0.02
Net realized and unrealized gain/(loss) on investments	1.74

Total from investment operations	1.76

Less distributions:
Net asset value, end of period	$30.71

Total return(c)	6.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$53
Ratio of operating expenses to average net assets	0.84	%(d)
Ratio of net investment income to average net assets	0.65	%(d)
Portfolio turnover rate	48%

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	Annualized.

20

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Mid-Cap Core Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 7 classes of shares — Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares. Prior to June 1, 2012, the Fund did not offer Class R6 Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R, Class R6 and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

21

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2012 (continued)

pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2012 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$4,544,231,351
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$4,544,231,351

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the year ended June 30, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to

23

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2012 (continued)

distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $6 billion of its average daily net assets; 0.70% on the next $2 billion; and 0.65% on average daily net assets exceeding $8 billion. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2012, the Advisor earned $2,838,551 before payment of sub-administration fees and $1,909,962 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.0656% for administrative services.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or

24

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2012 (continued)

Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2012, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class R6 and Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $2,099,529,221 and $2,334,701,053, respectively, for the year ended June 30, 2012. During the year ended June 30, 2012, the Fund had a redemption in kind that resulted in a redemption from the Fund of $41,134,931. The redemption was paid in securities and cash in the amounts of $41,065,226 and $69,705, respectively.

25

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2012 (continued)

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $1,067,496,154, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $117,340,996 and net appreciation for tax purposes was $950,155,158. At June 30, 2012, aggregate cost for tax purposes was $3,594,076,193.

6.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the Fund were $52,535.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

26

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2012 (continued)

As determined on June 30, 2012, permanent differences resulting primarily from a redemption in kind and net operating losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$2,926,770	$(1,426,402)	$(1,500,368)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2012 and June 30, 2011 was as follows:

Ordinary Income
June 30, 2012	$—
June 30, 2011	811,589

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Late Year Ordinary and Post-October Losses	Capital Loss Carryover	Unrealized Appreciation	Total
$(18,929,032)	$(152,320,859)	$950,155,158	$778,905,267

The differences between book and tax distributable earnings were primarily due to wash sales, deferred trustees’ fees and return of capital basis adjustments.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $152,320,859 of unused capital losses. These losses are short-term capital losses of which $1,889,030 expire in 2016 and $150,431,829 expire in 2018. In addition, $1,889,030 of the losses expiring in 2016 may be further limited as these amounts were acquired in the reorganization with Munder Small-Mid Cap Fund that occurred on March 27, 2009.

During the year ended June 30, 2012, $247,375,548 in carried-forward capital losses were utilized by the Fund.

27

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2012 (continued)

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $14,522,757 and net late-year ordinary losses of $4,406,275.

28

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Mid-Cap Core Growth Fund and

Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Mid-Cap Core Growth Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Mid-Cap Core Growth Fund of Munder Series Trust at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

29

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2012

9.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2012, the Fund designates approximately $46,204,374 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

30

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

13.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

31

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2011 and 2012, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

32

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, five- and ten-year and since inception periods but trailed the performance of its benchmark for the three-year period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, five- and ten-year periods but trailed the median performance of the Fund’s Lipper peer group for the three-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2011, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund

33

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2011 and 2012. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the

34

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2012.

35

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

14.	Trustee and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office (1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07.

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

36

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office (1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).

Interested Trustee

Michael T. Monahan (3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

37

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office (1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

38

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office (1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

39

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41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNMCCG612

ANNUAL REPORT

June 30, 2012

Munder Veracity

Small-Cap Value Fund

Class Y, A, B, C, K, R & R6 Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

ii	Performance History
vi	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statements of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Notes to Financial Statements — Unaudited

Risks:    The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Further, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1),(2)

Class (Inception Date)	With Load		Without Load	Russell 2000® Value Index
CLASS Y (7/7/05)	N/A		$14,268	$12,470
CLASS A (3/30/04)	N/A	(4)	$16,413	$14,743
CLASS B (5/14/11)	$9,143	(5)	$ 9,524	$ 9,775
CLASS C (5/14/11)	N/A		$ 9,527	$ 9,775
CLASS K (5/14/11)	N/A		$ 9,609	$ 9,775
CLASS R (5/14/11)	N/A		$ 9,582	$ 9,775
CLASS R6 (6/1/12)	N/A		$10,791	$10,797

AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/12)(1)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (7/7/05)	N/A		(2.94)%	N/A		1.09%	N/A		5.22%
CLASS A (3/30/04)	(8.53)%	(3)	(3.21)%	N/A	(4)	0.83%	N/A	(4)	6.19%
CLASS B (5/14/11)	(8.73)%	(5)	(3.93)%	N/A		N/A	(7.59)%	(5)	(4.21)%
CLASS C (5/14/11)	(4.86)%	(5)	(3.90)%	N/A		N/A	N/A		(4.18)%
CLASS K (5/14/11)	N/A		(3.22)%	N/A		N/A	N/A		(3.46)%
CLASS R (5/14/11)	N/A		(3.43)%	N/A		N/A	N/A		(3.69)%
CLASS R6 (6/1/12)	N/A		N/A	N/A		N/A	N/A		7.91%	(6)

(1)	On 5/13/11, the Fund acquired the assets and liabilities of the Veracity Small Cap Value Fund (“Veracity Fund”) (“Reorganization”). The Veracity Fund was the accounting survivor of the Reorganization, consequently the Veracity Fund’s performance and financial history have been adopted by the Fund. As a result, the performance information and financial history for the periods prior to 5/14/11 are that of the Veracity Fund. The Veracity Fund offered Class R and Class I Shares, which were similar to the Fund’s Class A and Class Y Shares, respectively. The performance shown for Class Y Shares for the periods prior to 5/14/11 is the performance of the Veracity Fund’s Class I Shares, which has not been restated to reflect any difference in expenses. The performance shown for Class A Shares for the periods prior to 5/14/11 is the performance of the Veracity Fund’s Class R Shares, which has not been restated to reflect any difference in expenses and does not reflect the impact of sales charges (loads). For Class B, Class C, Class K and Class R Shares, there were no corresponding classes of Veracity Fund shares, therefore, these classes commenced operations on 5/14/11. If any such expense differences or sales charges were reflected, the returns would be lower than those shown.
(2)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(3)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(4)	Class A Shares of the Fund were not subject to any sales charges until 5/14/11.
(5)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.
(6)	Not annualized.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/11 the gross expense ratios were 1.32%, 1.54%, 2.32%, 2.32%, 1.57% and 1.82%, respectively, and the net expense ratios were 1.25%, 1.50%, 2.25%, 2.25%, 1.50% and 1.75%, respectively. The gross expense ratio for Class R6 Shares was estimated to be 1.15%. Munder Capital Management has contractually agreed to limit certain expenses of the Fund’s Class Y, A, B, C, K and R Shares through at least 10/31/12 and of the Fund’s Class R6 Shares through at least 5/31/13. Expense ratios for the fiscal year ended 6/30/12 are included in this Annual Report in the Financial Highlights. Munder Capital Management has limited certain expenses of the Fund since 5/14/11. The advisor to the Veracity Small Cap Value Fund also limited certain expenses for Class A and Y Shares of the Fund (formerly Class R and I Shares of the Veracity Fund) since inception through 5/13/11. Total returns would have been lower if Munder Capital Management and the advisor to the Veracity Small Cap Value Fund had not limited expenses during those periods.

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v

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Veracity Small-Cap Value Fund’s management team seeks to achieve long-term capital growth in the Fund by investing in stocks of smaller companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell 2000® Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically, they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

Throughout the summer of 2011, sovereign debt concerns weighed on investor mindsets. Small-cap stocks rebounded strongly in the fourth quarter and into the early part of 2012 due to strong corporate profits, improved domestic economic data (housing and employment), and hopes that Europe was closer to resolving its economic issues. However, small-cap stocks lost some of their first quarter gains as headwinds emerged; financial contagion fears over Europe’s debt crisis, slowing growth in China, and disappointing job growth in the U.S., all weighed on stocks during the spring of 2012. Under these pessimistic economic conditions, global cyclicals, such as energy and technology, declined, while defensive and U.S.-centric areas, such as utilities and financials, outperformed.

SECTOR DIVERSIFICATION		PERFORMANCE DISCUSSION
Financials Information Technology Industrials Consumer Discretionary Health Care Utilities Materials Energy Other Total	31.9% 12.8% 12.4% 11.0% 7.4% 6.0% 5.7% 5.3% 7.5% 100.0%

During the twelve-month period ended June 30, 2012, the Fund returned –2.94%, underperforming the Russell 2000® Value Index, which returned –1.44% over the same period.

Notable contributors to the Fund’s performance during the past year included: The Ryland Group Inc., a home construction and mortgage-finance company; The Hain Celestial Group Inc.,

As a percentage of net assets as of 6/30/12.

which manufactures and distributes organic snack food and personal care products; Kodiak Oil & Gas Corp., which engages in the exploration, acquisition and production of crude oil and natural gas; FirstMerit Corp., which operates as a national commercial bank; and Meritage Homes Corp., which designs and builds single family homes.

Notable detractors to the Fund’s performance during the past year included: AAR Corp., which provides diverse products and services to the worldwide commercial aviation and government/defense industries; Pioneer Drilling Co., which provides drilling services for the oil and gas industry; TTM Technologies Inc., which manufactures printed circuit boards; Key Energy Services Inc., which provides oil field services; and Kindred Healthcare Inc., which provides health care services.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Arris Group Inc., a maker of communications equipment; Esterline Technologies Corp., an aerospace and defense supplier; First Horizon National Corp., which operates as a national commercial bank; FirstMerit Corp.; and Intersil Corp., a semiconductor manufacturer.

The team funded these positions in part by selling the Fund’s positions in: BE Aerospace, Inc., an aerospace and defense supplier; Curtiss-Wright Corp., a diversified industrial parts supplier; Joy Global Inc., a manufacturer of mining equipment; OfficeMax Inc., which sells and markets office products; and Post Properties, a multi-family real estate investment trust.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 2000® Value Index is a capitalization-weighted index that measures the performance of those Russell 2000® Index companies (approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1)	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,044.40	$6.35	1.25%
Class A	$1,000.00	$1,043.50	$7.62	1.50%
Class B	$1,000.00	$1,039.20	$11.41	2.25%
Class C	$1,000.00	$1,039.40	$11.41	2.25%
Class K	$1,000.00	$1,043.50	$7.62	1.50%
Class R	$1,000.00	$1,041.80	$8.88	1.75%
Class R6(2)	$1,000.00	$1,079.10	$0.94	1.10%
Hypothetical
Class Y	$1,000.00	$1,018.65	$6.27	1.25%
Class A	$1,000.00	$1,017.40	$7.52	1.50%
Class B	$1,000.00	$1,013.67	$11.27	2.25%
Class C	$1,000.00	$1,013.67	$11.27	2.25%
Class K	$1,000.00	$1,017.40	$7.52	1.50%
Class R	$1,000.00	$1,016.16	$8.77	1.75%
Class R6(2)	$1,000.00	$1,019.39	$5.52	1.10%

(1)	Except for Class R6, expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).
(2)	For Class R6, Actual Beginning Account Value is as of June 1, 2012, the date Class R6 commenced operations. Actual Ending Account Value and Actual Expenses Paid are based on the period from the beginning of expense accruals through June 30, 2012. Therefore, expenses are calculated by multiplying the annualized expense ratio listed above for Class R6 by the average account value over the period and multiplying that number by 30/366 (to reflect the portion of the period that Class R6 incurred expenses). Hypothetical Beginning Account Value is as of January 1, 2012, in order to facilitate comparison with other mutual funds. Hypothetical Ending Account Value and Hypothetical Expenses Paid are calculated as if the class had been in existence during the entire six-month period from January 1, 2012 through June 30, 2012.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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x

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2012

Shares		Value(a)

COMMON STOCKS — 95.9%
Consumer Discretionary — 11.0%
Auto Components — 1.2%
46,296	Cooper Tire & Rubber Co	$812,032
128,588	Dana Holding Corp	1,647,212
215,345	Modine Manufacturing Co †	1,492,341

		3,951,585

Hotels, Restaurants & Leisure — 2.4%
72,337	CEC Entertainment Inc	2,630,897
72,315	Gaylord Entertainment Co †	2,788,466
160,037	Isle of Capri Casinos Inc †	987,428
208,412	Ruby Tuesday Inc †	1,419,286

		7,826,077

Household Durables — 2.4%
106,793	Meritage Homes Corp †	3,624,554
156,981	Ryland Group Inc/The	4,015,574

		7,640,128

Media — 1.2%
342,133	Belo Corp, Class A	2,203,337
170,050	Live Nation Entertainment Inc †	1,561,059

		3,764,396

Specialty Retail — 3.2%
68,212	Asbury Automotive Group Inc †	1,615,942
55,875	Children’s Place Retail Stores Inc/The †	2,784,251
26,004	Genesco Inc †	1,564,141
56,255	Shoe Carnival Inc	1,208,920
176,246	Stage Stores Inc	3,228,827

		10,402,081

Textiles, Apparel & Luxury Goods — 0.6%
40,675	Warnaco Group Inc/The †	1,731,941

Total Consumer Discretionary		35,316,208

Consumer Staples — 3.4%
Food & Staples Retailing — 1.5%
40,193	Casey’s General Stores Inc	2,370,985
61,446	Harris Teeter Supermarkets Inc	2,518,672

		4,889,657

See Notes to Financial Statements.

1

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food Products — 1.9%
71,359	Hain Celestial Group Inc/The †	$3,927,599
36,596	TreeHouse Foods Inc †	2,279,565

		6,207,164

Total Consumer Staples		11,096,821

Energy — 5.3%
Energy Equipment & Services — 1.5%
24,246	CARBO Ceramics Inc	1,860,396
153,832	Key Energy Services Inc †	1,169,123
235,154	Pioneer Drilling Co †	1,874,177

		4,903,696

Oil, Gas & Consumable Fuels — 3.8%
53,140	Berry Petroleum Co, Class A	2,107,532
149,961	Gulfport Energy Corp †	3,093,695
340,948	Kodiak Oil & Gas Corp †	2,799,183
70,732	PDC Energy Inc †	1,734,349
89,346	Stone Energy Corp †	2,264,028

		11,998,787

Total Energy		16,902,483

Financials — 31.9%
Capital Markets — 2.3%
327,466	Investment Technology Group Inc †	3,012,687
99,735	KBW Inc	1,640,641
90,062	Waddell & Reed Financial Inc, Class A	2,727,077

		7,380,405

Commercial Banks — 14.7%
299,782	BancorpSouth Inc	4,352,835
120,420	Cardinal Financial Corp	1,478,758
228,022	Central Pacific Financial Corp †	3,219,671
198,363	First Financial Bancorp	3,169,841
344,959	First Horizon National Corp	2,983,895
235,309	Fulton Financial Corp	2,350,737
80,956	Glacier Bancorp Inc	1,254,008
46,270	Hancock Holding Co	1,408,459
94,588	MB Financial Inc	2,037,426
422,637	National Penn Bancshares Inc	4,044,636

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Commercial Banks (Continued)
114,526	PacWest Bancorp	$2,710,830
87,080	Sterling Financial Corp/WA †	1,644,941
355,413	Susquehanna Bancshares Inc	3,660,754
1,238,894	Synovus Financial Corp	2,453,010
120,467	Trustmark Corp	2,949,032
317,221	Western Alliance Bancorp †	2,969,189
125,977	Wintrust Financial Corp	4,472,183

		47,160,205

Consumer Finance — 0.5%
22,829	World Acceptance Corp †	1,502,148

Insurance — 4.5%
124,774	Amtrust Financial Services Inc	3,707,036
75,200	Hanover Insurance Group Inc/The	2,942,576
26,210	Navigators Group Inc/The †	1,311,810
35,938	ProAssurance Corp	3,201,716
48,725	RLI Corp	3,323,045

		14,486,183

Real Estate Investment Trusts (REITs) — 9.6%
113,105	Associated Estates Realty Corp	1,690,920
86,775	Colonial Properties Trust	1,921,199
284,673	CubeSmart	3,322,134
381,180	DiamondRock Hospitality Co	3,888,036
286,349	Education Realty Trust Inc	3,172,747
281,319	Inland Real Estate Corp	2,357,453
262,709	Lexington Realty Trust	2,225,145
51,985	LTC Properties Inc	1,886,016
238,555	Medical Properties Trust Inc	2,294,899
422,070	NorthStar Realty Finance Corp	2,203,205
150,740	RAIT Financial Trust	696,419
285,665	Sunstone Hotel Investors Inc †	3,139,458
69,068	Washington Real Estate Investment Trust	1,964,985

		30,762,616

Thrifts & Mortgage Finance — 0.3%
346,150	Radian Group Inc	1,138,834

Total Financials		102,430,391

Health Care — 7.4%
Health Care Equipment & Supplies — 0.8%
50,446	ICU Medical Inc †	2,692,807

See Notes to Financial Statements.

3

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Providers & Services — 5.3%
58,970	Amsurg Corp †	$1,767,921
45,940	Centene Corp †	1,385,550
424,022	Health Management Associates Inc, Class A †	3,328,573
170,440	HealthSouth Corp †	3,964,434
104,752	Kindred Healthcare Inc †	1,029,712
49,066	LifePoint Hospitals Inc †	2,010,725
46,851	Magellan Health Services Inc †	2,123,756
24,372	WellCare Health Plans Inc †	1,291,716

		16,902,387

Pharmaceuticals — 1.3%
84,096	Impax Laboratories Inc †	1,704,626
68,640	Medicis Pharmaceutical Corp, Class A	2,344,056

		4,048,682

Total Health Care		23,643,876

Industrials — 12.4%
Aerospace & Defense — 2.6%
168,168	AAR Corp	2,266,905
56,755	Esterline Technologies Corp †	3,538,674
105,887	Hexcel Corp †	2,730,826

		8,536,405

Commercial Services & Supplies — 1.1%
49,076	Consolidated Graphics Inc †	1,425,658
81,157	Deluxe Corp	2,024,055

		3,449,713

Construction & Engineering — 1.6%
115,993	Dycom Industries Inc †	2,158,630
104,945	EMCOR Group Inc	2,919,570

		5,078,200

Industrial Conglomerates — 0.5%
37,326	Standex International Corp	1,588,968

Machinery — 3.2%
112,914	Actuant Corp, Class A	3,066,744
60,283	Crane Co	2,193,095
94,477	Greenbrier Cos Inc †	1,660,906

See Notes to Financial Statements.

4

Shares		Value(a)

Industrials (Continued)
Machinery (Continued)
37,135	ITT Corp	$653,576
67,496	Robbins & Myers Inc	2,822,683

		10,397,004

Road & Rail — 3.4%
44,955	Genesee & Wyoming Inc, Class A †	2,375,422
74,151	Old Dominion Freight Line Inc †	3,209,997
105,378	RailAmerica Inc †	2,550,147
113,330	Werner Enterprises Inc	2,707,454

		10,843,020

Total Industrials		39,893,310

Information Technology — 12.8%
Communications Equipment — 1.5%
213,802	Arris Group Inc †	2,973,986
110,067	Ciena Corp †	1,801,797

		4,775,783

Computers & Peripherals — 0.3%
194,023	OCZ Technology Group Inc †	1,028,322

Electronic Equipment, Instruments & Components — 4.1%
203,098	Benchmark Electronics Inc †	2,833,217
91,931	Plexus Corp †	2,592,454
91,839	SYNNEX Corp †	3,167,527
242,150	TTM Technologies Inc †	2,278,631
260,920	Vishay Intertechnology Inc †	2,460,476

		13,332,305

IT Services — 0.1%
17,021	Sapient Corp	171,401

Semiconductors & Semiconductor Equipment — 4.5%
257,994	Fairchild Semiconductor International Inc †	3,637,715
466,925	Integrated Device Technology Inc †	2,624,119
135,081	International Rectifier Corp †	2,700,269
318,611	Intersil Corp, Class A	3,393,207
349,357	Photronics Inc †	2,131,078

		14,486,388

Software — 2.3%
168,770	Compuware Corp †	1,567,873
232,200	Mentor Graphics Corp †	3,483,000

See Notes to Financial Statements.

5

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2012 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Software (Continued)
84,460	Parametric Technology Corp †	$1,770,282
27,984	Progress Software Corp †	584,026

		7,405,181

Total Information Technology		41,199,380

Materials — 5.7%
Chemicals — 2.9%
65,847	Innophos Holdings Inc	3,717,722
139,838	PolyOne Corp	1,912,984
50,363	Quaker Chemical Corp	2,327,274
39,611	TPC Group Inc †	1,463,626

		9,421,606

Metals & Mining — 2.8%
43,996	Carpenter Technology Corp	2,104,769
30,905	Kaiser Aluminum Corp	1,602,115
174,043	Noranda Aluminum Holding Corp	1,385,382
71,854	RTI International Metals Inc †	1,626,056
110,089	Worthington Industries Inc	2,253,522

		8,971,844

Total Materials		18,393,450

Utilities — 6.0%
Electric Utilities — 4.3%
69,525	El Paso Electric Co	2,305,449
81,964	IDACORP Inc	3,449,045
217,172	PNM Resources Inc	4,243,541
63,150	Portland General Electric Co	1,683,579
60,514	UIL Holdings Corp	2,170,032

		13,851,646

Gas Utilities — 0.9%
63,471	New Jersey Resources Corp	2,767,971

Multi-Utility — 0.8%
86,735	Vectren Corp	2,560,417

Total Utilities		19,180,034

TOTAL COMMON STOCKS
(Cost $269,567,744)		308,055,953

See Notes to Financial Statements.

6

Shares		Value(a)

INVESTMENT COMPANY — 3.1%
(Cost $9,942,107)
9,942,107	State Street Institutional Government Money Market Fund	$9,942,107

TOTAL INVESTMENTS
(Cost $279,509,851)	99.0%	317,998,060
OTHER ASSETS AND LIABILITIES (Net)	1.0	3,236,213

NET ASSETS	100.0%	$321,234,273

†	Non-income producing security.

(a)	As of June 30, 2012, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

7

Munder Veracity Small-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2012

ASSETS:
Investments, at value (see accompanying schedule)	$317,998,060
Dividends and interest receivable	342,557
Receivable from Advisor	33,441
Receivable for investment securities sold	927,608
Receivable for Fund shares sold	4,729,997
Prepaid expenses and other assets	56,474

Total Assets	324,088,137

LIABILITIES:
Payable for investment securities purchased	1,605,295
Payable for Fund shares redeemed	607,891
Investment advisory fees payable	220,142
Transfer agency/record keeping fees payable	147,616
Trustees’ fees and expenses payable	144,372
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	36,286
Administration fees payable	33,066
Custody fees payable	5,429
Shareholder servicing fees payable — Class K Shares	378
Accrued expenses and other payables	53,389

Total Liabilities	2,853,864

NET ASSETS	$321,234,273

Investments, at cost	$279,509,851

See Notes to Financial Statements.

8

NET ASSETS consist of:

Undistributed net investment income	$171,668
Accumulated net realized loss on investments sold	(117,588,213)
Net unrealized appreciation of investments	38,488,209
Paid-in capital	400,162,609

$321,234,273

NET ASSETS:
Class Y Shares	$202,198,408

Class A Shares	$94,305,421

Class B Shares	$4,537,928

Class C Shares	$17,760,677

Class K Shares	$1,909,040

Class R Shares	$495,822

Class R6 Shares	$26,977

SHARES OUTSTANDING:
Class Y Shares	9,883,956

Class A Shares	4,675,786

Class B Shares	241,105

Class C Shares	947,381

Class K Shares	94,800

Class R Shares	24,843

Class R6 Shares	1,319

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$20.46

CLASS A SHARES:
Net asset value and redemption price per share	$20.17

Maximum sales charge	5.50%
Maximum offering price per share	$21.34

CLASS B SHARES:
Net asset value and offering price per share*	$18.82

CLASS C SHARES:
Net asset value and offering price per share*	$18.75

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$20.14

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$19.96

CLASS R6 SHARES:
Net asset value and offering price per share	$20.46

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Veracity Small-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2012

INVESTMENT INCOME:
Interest	$2,661
Dividends	4,457,007

Total Investment Income	4,459,668

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	246,910
Class B Shares	61,025
Class C Shares	191,851
Class R Shares	2,376
Shareholder servicing fees:
Class K Shares	5,529
Investment advisory fees	2,638,332
Transfer agency/record keeping fees(a)	651,742
Administration fees	399,336
Custody fees	89,563
Registration and filing fees	81,771
Trustees’ fees and expenses	72,474
Legal and audit fees	46,097
Other	88,543

Total Expenses	4,575,549
Expenses reimbursed by Advisor	(403,140)

Net Expenses	4,172,409

NET INVESTMENT INCOME	287,259

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from security transactions	3,104,640
Net change in unrealized appreciation/(depreciation) of securities	(15,737,972)

Net realized and unrealized loss on investments	(12,633,332)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,346,073)

(a)	Transfer agency/record keeping fees —The amounts for Class Y, Class A, Class B, Class C, Class K, Class R and Class R6 Shares were $374,324, $215,804, $13,256, $42,390, $4,890, $1,077 and $1, respectively.

See Notes to Financial Statements.

10

Munder Veracity Small-Cap Value Fund

Statements of Changes in Net Assets(1)

	Year Ended June 30, 2012	Period Ended June 30, 2011(2)	Year Ended February 28, 2011(3)
Net investment income/(loss)	$287,259	$(400,728)	$(636,182)
Net realized gain from security transactions	3,104,640	3,106,258	16,100,041
Net change in net unrealized appreciation/(depreciation) of securities	(15,737,972)	(2,792,691)	34,798,057

Net increase/(decrease) in net assets resulting from operations	(12,346,073)	(87,161)	50,261,916
Dividends to shareholders from net investment income:
Class Y Shares	—	—	(20,599)
Class A Shares	—	—	(13,156)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	40,198,411	24,124,735	45,119,953
Class A Shares	(29,635,789)	50,718,061	(24,809,782)
Class B Shares	(3,609,260)	8,668,778	—
Class C Shares	(4,394,644)	23,450,680	—
Class K Shares	(1,098,047)	3,277,938	—
Class R Shares	(62,055)	604,091	—
Class R6 Shares	25,000	—	—
Short-term trading fees	3,901	799	1,572

Net increase/(decrease) in net assets	(10,918,556)	110,757,921	70,539,904
NET ASSETS:
Beginning of period	332,152,829	221,394,908	150,855,004

End of period	$321,234,273	$332,152,829	$221,394,908

Undistributed net investment income/(Accumulated net investment loss)	$171,668	$(100,328)	$—

(1)	Data shown for periods prior to May 14, 2011 is that of Veracity Small Cap Value Fund, the accounting survivor of the Reorganization. See Notes to Financials Statements, Note 1.

(2)	Data shown is for the period March 1, 2011 to June 30, 2011.

(3)	Year indicated was audited by another independent registered public accounting firm.

See Notes to Financial Statements.

11

Munder Veracity Small-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity(1)

	Year Ended June 30, 2012	Period Ended June 30, 2011(2)	Year Ended February 28, 2011(3)
Amount
Class Y Shares:
Sold	$97,822,875	$13,587,144	$62,742,322
Issued as reinvestment of dividends	—	—	18,677
Proceeds received in merger	—	25,996,836	—
Redeemed	(57,624,464)	(15,459,245)	(17,641,046)

Net increase	$40,198,411	$24,124,735	$45,119,953

Class A Shares:
Sold*	$20,673,173	$5,658,226	$22,147,879
Issued as reinvestment of dividends	—	—	13,150
Proceeds received in merger	—	62,243,895	—
Redeemed	(50,308,962)	(17,184,060)	(46,970,811)

Net increase/(decrease)	$(29,635,789)	$50,718,061	$(24,809,782)

Class B Shares:
Sold	$12,414	$—	$—
Proceeds received in merger	—	9,198,777	—
Redeemed*	(3,621,674)	(529,999)	—

Net increase/(decrease)	$(3,609,260)	$8,668,778	$—

Class C Shares:
Sold	$291,548	$37,223	$—
Proceeds received in merger	—	24,178,424	—
Redeemed	(4,686,192)	(764,967)	—

Net increase/(decrease)	$(4,394,644)	$23,450,680	$—

Class K Shares:
Sold	$222,270	$16,846	$—
Proceeds received in merger	—	4,997,784	—
Redeemed	(1,320,317)	(1,736,692)	—

Net increase/(decrease)	$(1,098,047)	$3,277,938	$—

Class R Shares:
Sold	$165,016	$11,540	$—
Proceeds received in merger	—	867,055	—
Redeemed	(227,071)	(274,504)	—

Net increase/(decrease)	$(62,055)	$604,091	$—

Class R6 Shares:
Sold	$25,000	$—	$—

Net increase	$25,000	$—	$—

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(1)	Data shown for periods prior to May 14, 2011 is that of Veracity Small Cap Value Fund, the accounting survivor of the Reorganization. See Notes to Financials Statements, Note 1.

(2)	Data shown is for the period July 1, 2011 to June 30, 2012.

(3)	Year indicated was audited by another independent registered public accounting firm.

See Notes to Financial Statements.

12

	Year Ended June 30, 2012	Period Ended June 30, 2011(2),(3)	Year Ended February 28, 2011(3),(4)
Shares
Class Y Shares:
Sold	5,092,957	647,803	3,644,528
Issued as reinvestment of dividends	—	—	1,039
Issued in exchange for proceeds received in merger	—	1,224,262	—
Redeemed	(2,957,470)	(732,281)	(993,638)

Net increase	2,135,487	1,139,784	2,651,929

Class A Shares:
Sold*	1,061,022	272,448	1,227,679
Issued as reinvestment of dividends	—	—	739
Proceeds received in merger	—	2,965,170	—
Redeemed	(2,776,726)	(819,132)	(2,830,680)

Net increase/(decrease)	(1,715,704)	2,418,486	(1,602,262)

Class B Shares:
Sold	672	—	—
Proceeds received in merger	—	465,630	—
Redeemed*	(197,716)	(27,481)	—

Net increase/(decrease)	(197,044)	438,149	—

Class C Shares:
Sold	16,396	1,936	—
Proceeds received in merger	—	1,228,738	—
Redeemed	(259,809)	(39,880)	—

Net increase/(decrease)	(243,413)	1,190,794	—

Class K Shares:
Sold	11,540	823	—
Proceeds received in merger	—	238,446	—
Redeemed	(70,693)	(85,316)	—

Net increase/(decrease)	(59,153)	153,953	—

Class R Shares:
Sold	8,231	575	—
Proceeds received in merger	—	41,626	—
Redeemed	(12,287)	(13,302)	—

Net increase/(decrease)	(4,056)	28,899	—

Class R6 Shares:
Sold	1,319	—	—

Net increase	1,319	—	—

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(1)	Data shown for periods prior to May 14, 2011 is that of Veracity Small Cap Value Fund, the accounting survivor of the Reorganization. See Notes to Financials Statements, Note 1.

(2)	Data shown is for the period March 1, 2011 to June 30, 2011.

(3)	Capital stock activity for the period prior to May 14, 2011 has been adjusted to reflect the Merger Exchange Ratio. See Notes to Financial Statements, Note 1.

(4)	Year indicated was audited by another independent registered public accounting firm.

See Notes to Financial Statements.

13

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/12(c)	Period Ended 6/30/11(c),(h)		Year Ended 2/28/11(b)		Year Ended 2/28/10(b)	Year Ended 2/28/09(b)	Year Ended 2/29/08(b)
Net asset value, beginning of period	$21.08	$21.01		$15.90		$8.99	$15.36	$19.67

Income/(loss) from investment operations:
Net investment income/(loss)	0.06	(0.02)		(0.04)		0.04	0.13	0.05
Net realized and unrealized gain/(loss) on investments	(0.68)	0.09		5.15		6.91	(6.36)	(2.95)

Total from investment operations	(0.62)	0.07		5.11		6.95	(6.23)	(2.90)

Less distributions:
Dividends from net investment income	—	—		(0.00	)(d)	(0.04)	(0.13)	(0.05)
Distributions from net realized gains	—	—		—		—	—	(1.33)
Distributions from Capital	—	—		—		—	(0.01)	(0.03)

Total distributions	—	—		(0.00	)(d)	(0.04)	(0.14)	(1.41)

Short-term trading fees	0.00 (d)	0.00	(d)	0.00	(d)	0.00 (d)	—	0.00	(d)

Net asset value, end of period	$20.46	$21.08		$21.01		$15.90	$8.99	$15.36

Total return(e)	(2.94)%	0.33%		32.13%		77.33%	(40.79)%	(15.57)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$202,198	$163,354		$138,835		$62,927	$27,578	$50,456
Ratio of operating expenses to average net assets	1.25%	1.25	%(g)	1.25%		1.25%	1.24%	1.25%
Ratio of net investment income/(loss) to average net assets	0.28%	(0.30	)%(g)	(0.25)%		0.31%	0.95%	0.31	%(f)
Portfolio turnover rate	51%	14%		52%		69%	86%	92%
Ratio of operating expenses to average net assets without expense reimbursements	1.39%	1.32	%(g)	1.25%		1.29%	1.30%	1.24%

(a)	Class Y Shares and Class A Shares commenced operations on July 7, 2005 and March 30, 2004, respectively.

(b)	The financial highlights prior to March 1, 2011 are those of the Veracity Small Cap Value Fund, which was the accounting survivor in the reorganization of the Veracity Small Cap Value Fund with and into the Munder Small-Cap Value Fund. Year indicated was audited by another independent registered public accounting firm. The net asset values and other per share information of the Veracity Small Cap Value Fund have been restated by the Merger Conversion Ratio applied in the reorganization to reflect the net asset value of the Munder Small-Cap Value Fund, which was the legal survivor of the reorganization. The combined fund was renamed the Munder Veracity Small-Cap Value Fund. See Notes to Financial Statements, Note 1.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.005 per share.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(f)	Absent the recoupment of previous fee reductions and expense reimbursements by Integrity Asset Management, LLC, the ratio of net investment income to average net assets would have been 0.32% for Class Y Shares and 0.07% for Class A Shares, for the year ended February 29, 2008.

(g)	Annualized.

(h)	Data shown is for the period March 1, 2011 to June 30, 2011.

(i)	Amount is less than 0.005%.

See Notes to Financial Statments.

14

A Shares
Year Ended 6/30/12(c)		Period Ended 6/30/11(c),(h)		Year Ended 2/28/11(b)		Year Ended 2/28/10(b)	Year Ended 2/28/09(b)		Year Ended 2/29/08(b)
$20.84		$20.78		$15.77		$8.92	$15.22		$19.49

0.00	(d)	(0.04)		(0.10)		0.01	0.09		0.02

(0.67)		0.10		5.11		6.85	(6.30)		(2.94)

(0.67)		0.06		5.01		6.86	(6.21)		(2.92)

—		—		(0.00	)(d)	(0.01)	(0.09)		(0.02)

—		—		—		—	—		(1.32)
—		—		—		—	(0.00	)(d)	(0.01)

—		—		(0.00	)(d)	(0.01)	(0.09)		(1.35)

0.00	(d)	0.00	(d)	0.00	(d)	0.00 (d)	0.00	(d)	0.00	(d)

$20.17		$20.84		$20.78		$15.77	$8.92		$15.22

(3.21)%		0.29%		31.82%		76.80%	(40.91)%		(15.81)%

$94,305		$133,177		$82,560		$87,928	$48,510		$91,731

1.50%		1.50	%(g)	1.50%		1.50%	1.50%		1.50%

0.00	%(i)	(0.52	)%(g)	(0.50)%		0.06%	0.70%		0.06	%(f)
51%		14%		52%		69%	86%		92%

1.63%		1.54	%(g)	1.50%		1.54%	1.56%		1.49%

See Notes to Financial Statments.

15

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares			C Shares
	Year Ended 6/30/12(b)	Period Ended 6/30/11(b),(c)		Year Ended 6/30/12(b)	Period Ended 6/30/11(b),(c)
Net asset value, beginning of period	$19.59	$19.76		$19.51	$19.68

Income/(loss) from investment operations:
Net investment income/(loss)	(0.13)	(0.04)		(0.13)	(0.04)
Net realized and unrealized loss on investments	(0.64)	(0.13)		(0.63)	(0.13)

Total from investment operations	(0.77)	(0.17)		(0.76)	(0.17)

Less distributions:
Dividends from net investment income	—	—		—	—

Total distributions	—	—		—	—

Short-term trading fees	0.00 (d)	—		0.00 (d)	—

Net asset value, end of period	$18.82	$19.59		$18.75	$19.51

Total return(e)	(3.93)%	(0.86)%		(3.90)%	(0.86)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$4,538	$8,584		$17,761	$23,237
Ratio of operating expenses to average net assets	2.25%	2.25	%(f)	2.25%	2.25	%(f)
Ratio of net investment loss to average net assets	(0.74)%	(1.53	)%(f)	(0.73)%	(1.52	)%(f)
Portfolio turnover rate	51%	14%		51%	14%
Ratio of operating expenses to average net assets without expense reimbursements	2.38%	2.32	%(f)	2.39%	2.32	%(f)

(a)	Class B Shares, Class C Shares, Class K Shares and Class R Shares of the Fund commenced operations on May 14, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Data shown is for the period May 14, 2011 to June 30, 2011.

(d)	Amount is less than $0.005 per share.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(f)	Annualized.

(g)	Amount is less than 0.005%.

See Notes to Financial Statements.

16

K Shares				R Shares
Year Ended 6/30/12(b)		Period Ended 6/30/11(b),(c)		Year Ended 6/30/12(b)	Period Ended 6/30/11(b),(c)
$20.80		$20.96		$20.67	$20.83

0.00	(d)	(0.02)		(0.05)	(0.03)
(0.66)		(0.14)		(0.66)	(0.13)

(0.66)		(0.16)		(0.71)	(0.16)

—		—		—	—

—		—		—	—

0.00	(d)	—		0.00 (d)	—

$20.14		$20.80		$19.96	$20.67

(3.22)%		(0.72)%		(3.43)%	(0.77)%

$1,909		$3,203		$496	$597

1.50%		1.50	%(f)	1.75%	1.75	%(f)

0.00	%(g)	(0.80	)%(f)	(0.27)%	(1.02	)%(f)
51%		14%		51%	14%

1.63%		1.57	%(f)	1.89%	1.82	%(f)

See Notes to Financial Statements.

17

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R6 Shares
	Period Ended 6/30/12(b)
Net asset value, beginning of period	$18.96

Income/(loss) from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments	1.49

Total from investment operations	1.50

Less distributions:
Dividends from net investment income	—

Total distributions	—

Net asset value, end of period	$20.46

Total return(c)	7.91%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$27
Ratio of operating expenses to average net assets	1.10	%(d)
Ratio of net investment income/(loss) to average net assets	0.42	%(d)
Portfolio turnover rate	51%
Ratio of operating expenses to average net assets without expense reimbursements	1.10	%(d)

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total return represents aggregate total return for the period indicated.
(d)	Annualized.

See Notes to Financial Statements.

18

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2012

1.	Organization

As of June 30, 2012, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Veracity Small-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 7 classes of shares — Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares. Prior to June 1, 2012, the Fund did not offer Class R6 Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R, Class R6 and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On May 13, 2011, the Munder Small-Cap Value Fund (“Munder Fund”) acquired all of the assets and assumed all of the liabilities of the Veracity Small Cap Value Fund (“Veracity Fund”), a series of Veracity Funds, in a tax-free exchange of shares and the subsequent liquidation of the Veracity Fund (“Reorganization”). The merged fund was renamed the Munder Veracity Small-Cap Value Fund. The Agreement and Plan of Reorganization was approved by the Board of Trustees of Veracity Funds on December 28, 2010. The Reorganization was proposed in connection with the acquisition of all the assets and operations of Integrity Asset Management (“Integrity”), the investment adviser to the Veracity Fund, by Munder Capital Management, the investment adviser to the Munder Fund. The primary reasons for the reorganization were to seek to enable shareholders of the Veracity Fund to benefit from, among other things: (1) the continued management of the portfolio

19

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

by the portfolio managers of the Veracity Fund; (2) the overall investment expertise and significant resources of Munder Capital Management; (3) the significantly larger asset base of the combined Fund which, subject to the capacity constraints of Integrity’s small cap strategy, was expected to offer a greater potential for economies of scale and possible reductions in the per share expenses paid by shareholders of the Veracity Fund; and (4) the ability to exchange their shares of the Munder Fund for shares of other Munder Funds that offered a wide variety of investment goals and strategies.

The Veracity Fund was the accounting survivor of the Reorganization, consequently the Veracity Fund’s performance and financial history have been adopted by the Fund. As a result, the performance information and financial history in this Report for the periods prior to May 14, 2011 are that of the Veracity Fund. The Veracity Fund offered Class R and Class I shares, which were similar to and exchanged for the Fund’s Class A and Class Y Shares, respectively. The financial information for Class A Shares of the Fund for periods prior to May 14, 2011 is the financial information of the Veracity Fund’s Class R shares. The financial information for Class Y Shares of the Fund for periods prior to May 14, 2011 is the financial information of the Veracity Fund’s Class I shares. Because there were no corresponding classes of the Veracity Fund, Class B, C, K and R Shares of the Fund commenced operations on May 14, 2011.

Number of shares outstanding of the Veracity Fund prior to merger:
Class R of Veracity Fund	2,717,831
Class I of the Veracity Fund	4,679,043

Merger Exchange Ratio, Merger Conversion Ratio and number of Shares of the Munder Fund issued for shares of the Veracity Fund:

	Merger Exchange Ratio	Merger Conversion Ratio	Shares
Class A	1.3743	0.7276	3,735,005
Class Y	1.3653	0.7324	6,388,293
Unrealized appreciation of the Veracity Fund immediately prior to acquisition of all assets and assumption of all liabilities of the Veracity Fund			$47,000,547
Unrealized appreciation of the Munder Fund immediately prior to acquisition of all assets and assumption of all liabilities of the Veracity Fund			$9,335,508

20

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

There were no undistributed income or gain amounts unpaid prior to the merger of the Veracity Fund.

	Prior to Merger	After Merger
Net assets of the Veracity Fund
Class R of Veracity Fund	$78,397,964	$—
Class I of the Veracity Fund	135,623,846	—
Net assets of the Munder Fund
Class A	$62,243,895	$140,641,859
Class B	9,198,778	9,198,778
Class C	24,178,424	24,178,424
Class K	4,997,784	4,997,784
Class R	867,055	867,055
Class Y	25,996,836	161,620,681

For financial reporting purposes, the net assets received and shares issued by the Munder Fund were recorded at fair market value. However, investments of the Veracity Fund were carried forward to the Fund at cost for purposes of aligning ongoing financial reporting of the Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a

21

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$317,998,060
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$317,998,060

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the year ended June 30, 2012.

22

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are

23

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.90% on the first $300 million of its average daily net assets and 0.85% of the average daily net assets exceeding $300 million. During the year ended June 30, 2012, the Fund paid an annual effective rate of 0.90% for advisory services.

Integrity, a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund,

24

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60%.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50%, 2.25%, 2.25%, 1.50%, 1.75%, 1.25% and 1.25% for Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares, respectively. For the year ended June 30, 2012, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $403,140, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2012, the total amount eligible for repayment to the Advisor was $433,705. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

25

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

For the year ended June 30, 2012, the Advisor earned $399,336 before payment of sub-administration fees and $269,740 after payment of sub-administration fees for its administrative services to the Fund. During the year, the Fund paid an annual effective rate of 0.1362% for administrative services.

During the year ended June 30, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2012, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class R6 and Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

26

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $147,341,713 and $147,770,774, respectively, for the year ended June 30, 2012.

At June 30, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $48,531,009, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $13,307,085 and net appreciation for tax purposes was $35,223,924. At June 30, 2012, aggregate cost for tax purposes was $282,774,136.

6.	Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 7, 2011, the quarterly commitment fee was equal to 0.15% per annum. Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the Fund were $3,305.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the

27

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from return of capital distributions received by the Fund were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$(15,263)	$15,055	$208

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Unrealized Appreciation	Total
$263,607	$(114,323,924)	$35,223,924	$(78,836,394)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $114,323,924 of unused short-term capital losses, which expire in 2018.

In addition, $12,376,265 of the losses expiring in 2018 may be further limited as these amounts were acquired in the reorganization with Veracity Small Cap Value Fund that occurred on May 13, 2011. During the year ended June 30, 2012, the Fund utilized $5,329,569 of these inherited losses against realized built in gains from the Veracity Fund. The remaining inherited losses are subject to limitation.

28

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2012 (continued)

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October losses of $0 and net late-year ordinary losses of $0.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Veracity Small-Cap Value Fund and

Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Veracity Small-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period ended June 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended February 28, 2011, and the financial highlights for periods ended prior to March 1, 2011 were audited by another independent registered public accounting firm whose report, dated April 28, 2011, expressed an unqualified opinion on that statement of changes and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2012 and 2011 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Veracity Small-Cap Value Fund of Munder Series Trust at June 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods referred to above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2012

30

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012

9.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2012, the Fund designates approximately $4,457,007 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. Integrity votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory

31

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Agreement”). At an in-person meeting held on May 14-15, 2012, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2012.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to

32

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2011 and 2012, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

33

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three- and five-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with regard to all Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

34

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2011, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2012, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2011 and 2012. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

35

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2012. The Board also considered information provided regarding the fees that Advisor and/or Integrity charges to other investment advisory clients, including institutional separate accounts and other registered investment companies, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Fund as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and

36

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2012.

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2012, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07.

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

37

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

38

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

39

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

40

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2012 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer

and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNSCV612

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Each of John Rakolta, Jr., Lisa A. Payne and Arthur T. Porter is an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

As of June 30, 2012, the registrant had 12 series, as follows: Munder Bond Fund; Munder Growth Opportunities Fund; Munder Index 500 Fund; Munder Integrity Mid-Cap Value Fund; Munder Integrity Small/Mid-Cap Value Fund; Munder International Equity Fund; Munder International Fund – Core Equity; Munder International Small-Cap Fund; Munder Large-Cap Value Fund; Munder Micro-Cap Equity Fund; Munder Mid-Cap Core Growth Fund and Munder Veracity Small-Cap Value Fund.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by Ernst & Young LLP (“E&Y”) for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2012 and June 30, 2011 were $235,865 and $235,865, respectively.

(b)	Audit-Related Fees

The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30, 2012 and June 30, 2011 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.

During the fiscal year ended June 30, 2012, E&Y billed the registrant’s investment adviser $3,000 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Munder Large-Cap Growth Fund with and into Munder Growth Opportunities Fund, each a series of the registrant, E&Y billed the registrant’s investment adviser $6,000 for providing consent to include audited financial statement information in a registration statement relating to the registration of Class R6 shares of the Munder International Small-Cap Fund, Munder Mid-Cap Core Growth Fund and Munder Veracity Small-Cap Value Fund, and E&Y billed the registrant’s investment adviser $5,000 for services related to the review of financial statements provided by a third party in connection with the merger of the Veracity Small Cap Value Fund, a series of Veracity Trust, with and into the Munder Small-Cap Value Fund, a series of the registrant. During the fiscal year ended June 30, 2011, E&Y billed the registrant’s investment adviser $3,000 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Veracity Small Cap Value Fund, a series of Veracity Trust, with and into the Munder Small-Cap Value Fund, a series of the registrant, and E&Y billed the registrant’s investment adviser $4,500 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Munder Energy Fund, a series of the registrant, and the Munder Healthcare Fund, a series of Munder Series Trust II, with and into the Munder Growth Opportunities Fund, a separate series of the registrant. No other fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to the registrant’s investment adviser during the fiscal years ended June 30, 2012 and June 30, 2011.

During the fiscal years ended June 30, 2012 and June 30, 2011, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2012 and June 30, 2011 were $91,238 and $97,761, respectively.

During the fiscal years ended June 30, 2012 and June 30, 2011, $0 and $6,517, respectively, were billed by E&Y to the registrant’s investment adviser for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant.

During the fiscal years ended June 30, 2012 and June 30, 2011, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)	All Other Fees

During the last two fiscal years ended June 30, 2012 and June 30, 2011, in addition to billing the registrant for the services described above in Items 4(a) through 4(c), E&Y billed the registrant $33,350 and $42,449, respectively, for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment.

During the fiscal years ended June 30, 2012 and June 30, 2011, E&Y billed the registrant’s investment adviser $155,300 and $150,800, respectively, for professional services associated with the preparation of a Statement on Standards for Attestation Engagements (“SSAE”) No. 16 report relating to the investment adviser’s controls and operations.

During the fiscal years ended June 30, 2012 and June 30, 2011, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)	Pre-Approval Policies and Procedures

(1)        Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.

(2)       Zero percent (0%) of the services described in Items 4(b) through 4(d) above (including services requiring pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2012 were attributed to work performed by persons other than E&Y’s full-time, permanent employees.

(g)       E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2012 and June 30, 2011 other than as disclosed above.

The aggregate non-audit fees billed by E&Y for services rendered to the registrant’s investment adviser for the fiscal years ended June 30, 2012 and June 30, 2011 were $601,500 and $418,800, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with the registrant’s investment adviser that provide ongoing services to the registrant, for the fiscal years ended June 30, 2012 and June 30, 2011 were $10,000 and $10,000, respectively.

(h)       The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)       A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)         Within 90 days of the filing date of this Form N-CSR, James V. FitzGerald, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. FitzGerald and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)     The Code of Ethics is attached hereto.

(a)(2)     The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.

(a)(3)     Not applicable.

(b)         The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDER SERIES TRUST

By:	/s/ James V. FitzGerald
James V. FitzGerald
President and Principal Executive Officer

Date:	August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James V. FitzGerald
James V. FitzGerald
President and Principal Executive Officer

Date:	August 27, 2012

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	August 27, 2012